UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

Your Global Investment Authority

PIMCO ETF Trust

Annual Report

June 30, 2014

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Australia Bond Index Exchange-Traded Fund

PIMCO Canada Bond Index Exchange-Traded Fund

PIMCO Germany Bond Index Exchange-Traded Fund

Actively Managed Exchange-Traded Funds

PIMCO Build America Bond Exchange-Traded Fund

PIMCO Diversified Income Exchange-Traded Fund

PIMCO Enhanced Short Maturity Exchange-Traded Fund

PIMCO Foreign Currency Strategy Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Exchange-Traded Fund

PIMCO Low Duration Exchange-Traded Fund

PIMCO Short Term Municipal Bond Exchange-Traded Fund

PIMCO Total Return Exchange-Traded Fund

Table of Contents

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		27
Financial Highlights		30
Statements of Assets and Liabilities		36
Statements of Operations		39
Statements of Changes in Net Assets		42
Notes to Financial Statements		116
Report of Independent Registered Public Accounting Firm		135
Glossary		136
Federal Income Tax Information		137
Management of the Trust		138
Privacy Policy		140
Approval of Investment Management Agreement		141

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	6	47
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	7	48
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	8	49
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	9	50
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	10	51
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	11	52
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	12	53
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	13	54
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	14	60
PIMCO Australia Bond Index Exchange-Traded Fund	15	64
PIMCO Canada Bond Index Exchange-Traded Fund	16	66
PIMCO Germany Bond Index Exchange-Traded Fund	17	68
PIMCO Build America Bond Exchange-Traded Fund	18	69
PIMCO Diversified Income Exchange-Traded Fund	19	71
PIMCO Enhanced Short Maturity Exchange-Traded Fund	20	76
PIMCO Foreign Currency Strategy Exchange-Traded Fund	21	82
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	22	86
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	23	92
PIMCO Low Duration Exchange-Traded Fund	24	97
PIMCO Short Term Municipal Bond Exchange-Traded Fund	25	103
PIMCO Total Return Exchange-Traded Fund	26	106

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO ETF Trust covering the twelve-month reporting period ended June 30, 2014. On the following pages, you’ll find specific details on investment performance and a discussion of the factors that most affected performance.

Over the past twelve months, investors faced periods of heightened market volatility brought on by uncertainty around monetary and fiscal policy, geopolitical tension in the Middle East and Ukraine, growing concern over China’s economic health, and fears of deflation in the Eurozone.

In contrast to the market reaction during the summer of 2013 in which the Federal Reserve’s (“Fed”) new “taper talk” caused significant market turmoil, investor risk appetite returned during the second half of the reporting period due to better clarity regarding central bank policy and an easing of global geopolitical risks towards the latter part of the period. Global bond markets generally rallied (with yields lower and prices therefore higher) as central banks remained accommodative.

The outlook for the U.S. economy improved on steady though historically slow employment growth and renewed business investment activity during the reporting period. However, while the Fed noted in its June 2014 meeting that the U.S. economy had “rebounded”, the central bank reiterated its view that the economy still had some distance to go to meet its employment and specific inflation targets. Investors became more comfortable with the idea that the Fed would keep its policy rate lower than historical norms, leading to a flattening of the U.S. Treasury yield curve during a recovery.

This sentiment was reinforced by a series of actions announced by the European Central Bank (“ECB”) on June 5, 2014. ECB President Mario Draghi lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into unprecedented negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a new liquidity channel to help encourage bank lending, and mentioned plans to begin a future quantitative easing asset purchase program. These measures reflected the ECB’s decision to attempt to tackle the threat of deflation in the Eurozone amid slower-than-historical and expected economic growth. Consequently, yields on Spanish and Italian bonds ended the period closer to their ten-year U.S. Treasury counterparts.

Within Asia, Japan raised its consumption tax, leading to a decline in household spending and retail sales. China, also facing a more challenging growth outlook, launched a mini-stimulus program and continued to fine-tune its monetary policies amid lingering concerns regarding shadow banking-related defaults.

Highlights of the financial markets during our twelve-month reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.04% over the reporting period. Investors continued pricing in low policy rates and lower long-term yields in reaction to the Fed signaling towards the latter part of the period that it was in no hurry to start raising interest rates. The benchmark ten-year U.S. Treasury note yielded 2.53% at the end of the reporting period, virtually unchanged as compared to 2.49% on June 30, 2013.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 4.44% over the reporting period. The asset class generally gained on supportive inflationary data and returning investor demand. U.S. TIPS outperformed nominal U.S. Treasuries as the level and expectations of inflation increased over the period. Higher heating costs during the winter and the conflict in Iraq towards the latter part of the period contributed to higher energy prices, which impacted near-term headline inflation, while increasing rent prices continued to contribute to core inflation. Global inflation-linked bonds (“ILBs”) also posted strong returns with emerging market ILBs showing significant strength.

■

Tax-exempt municipal bonds, as represented by the Barclays Municipal Bond Index, returned 6.14%, and taxable municipal bonds, as measured by the Barclays Municipal Taxable Index, returned 9.47% over the reporting period. Positive municipal performance was driven by healthy supply and demand conditions, which outweighed negative credit headlines surrounding select issuers. Primary municipal bond market supply remained below average, and such technical support was exacerbated by accelerated net inflows into municipal bond mutual funds. Demand was concentrated within the long duration and high yield segments and therefore drove credit spreads tighter.

2	PIMCO ETF TRUST

■

U.S. investment grade credit, as measured by the Barclays U.S. Credit Index, returned 7.44% over the reporting period. The sector outperformed like-duration U.S. Treasuries as spreads narrowed. The high yield corporate bond sector also posted positive returns, benefiting from robust inflows and overall low market volatility. Spreads tightened in spite of falling U.S. Treasury yields, primarily due to improvements in global growth, solid corporate fundamentals and continued accommodative global central bank policy.

PIMCO ETFs are designed to provide well-engineered solutions to meet a broad range of investor needs, offering access to PIMCO’s unique investment process and world-class portfolio management expertise in the ETF vehicle, which features portfolio transparency and intra-day pricing in a conveniently traded format. PIMCO ETFs include a range of actively-managed and Smart Passive strategies, providing investors access to a variety of sectors, geographical regions and investment objectives.

If you have any questions regarding your PIMCO ETF Trust investment, please contact your financial advisor, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in PIMCO. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO ETF Trust July 24, 2014

ANNUAL REPORT	JUNE 30, 2014	3

Important Information About the Funds

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective and as a result may not hold all of the securities that are included in the underlying index. The PIMCO Build America Bond Exchange-Traded Fund, PIMCO Diversified Income Exchange-Traded Fund, PIMCO Enhanced Short Maturity Exchange-Traded Fund, PIMCO Foreign Currency Strategy Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Exchange-Traded Fund, PIMCO Low Duration Exchange-Traded Fund, PIMCO Short Term Municipal Bond Exchange-Traded Fund and PIMCO Total Return Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. While we believe that bond funds have an important role to play in a well-diversified investment portfolio, an investment in a Fund alone should not constitute an entire investment program. It is important to note that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: market trading risk, limited issuance risk, interest rate risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, liquidity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, short sale risk, convertible securities risk, derivatives risk, issuer non-diversification risk, leveraging risk, management and tracking error risk, indexing risk, issuer risk, emerging markets risk, management risk, municipal project-specific risk, Australian securities risk, Canadian securities risk and German securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Index Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Index Fund. For example, a small investment in a derivative instrument may have a significant impact on an Index Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. An Index Fund may engage in such transactions regardless of whether the Index

4	PIMCO ETF TRUST

Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Index Fund may invest a significant portion of its assets in these types of instruments. If it does, the Index Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (“benchmark index”).

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2014	5

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TUZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	98.9%
Short-Term Instruments	1.1%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	0.68%	1.08%	1.05%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	0.66%	1.07%	1.05%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.76%	1.18%	1.15%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Changes in yields in the 1- to 3-year segment of the U.S. Treasury yield curve were mixed over the course of the reporting period, with an increase in 2-year and 3-year yields negatively impacting the price return of the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index.

6	PIMCO ETF TRUST

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	FIVZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	98.9%
Short-Term Instruments	1.1%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (10/30/2009)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	1.78%	3.30%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	1.75%	3.29%
The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM±	1.91%	3.40%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 3- to 7-year segment of the U.S. Treasury yield curve moved higher over the course of the reporting period, negatively impacting performance. Returns due to income positively contributed to performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2014	7

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TENZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.7%
Short-Term Instruments	0.3%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (09/10/2009)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	3.07%	5.11%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	3.09%	5.11%
The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM±	3.22%	5.26%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 7- to 15-year segment of the U.S. Treasury yield curve rose over the course of the reporting period. Although this resulted in flat price performance, returns due to income positively contributed to performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	ZROZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	9.70%	9.76%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	9.91%	9.84%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	10.44%	9.84%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve declined over the reporting period, positively contributing to performance for the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2014	9

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	STPZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	2.28%	2.80%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	2.32%	2.80%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	2.55%	3.03%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, declined across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period added to the positive price movement.

10	PIMCO ETF TRUST

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	LTPZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	8.83%	8.13%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	8.98%	8.13%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	9.16%	8.39%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, declined above the 15-year point along the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period added to the positive price movement.

ANNUAL REPORT	JUNE 30, 2014	11

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	TIPZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.1%
Short-Term Instruments	0.9%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	4.50%	5.34%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	4.65%	5.35%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	4.74%	5.56%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, declined across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the Underlying Index. A net positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period added to the positive price movement.

12	PIMCO ETF TRUST

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	HYS

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	90.9%
Short-Term Instruments	5.6%
U.S. Treasury Obligations	2.7%
U.S. Government Agencies	0.8%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	8.98%	7.50%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	8.84%	7.53%
The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM±	9.48%	8.21%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Over the reporting period, yields in the short-term segment of the U.S. high yield market declined which positively contributed to performance. Coupon returns also contributed to performance for the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2014	13

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	CORP

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Industrials	47.1%
Banking & Finance	36.0%
Utilities	16.6%
Short-Term Instruments	0.2%
U.S. Treasury Obligations	0.1%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	8.24%	5.44%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	8.62%	5.43%
The BofA Merrill Lynch U.S. Corporate IndexSM±	7.98%	5.70%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

A decrease in investment grade corporate yields, tightening option-adjusted spreads, and coupon returns combined to result in positive returns for both the Fund and the Underlying Index over the reporting period.

14	PIMCO ETF TRUST

PIMCO Australia Bond Index Exchange-Traded Fund

Ticker Symbol	AUD

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Australia	67.2%
Supranational	13.3%
Germany	4.7%
Short-Term Instruments	4.3%
United Kingdom	3.0%
Other	7.5%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (10/31/2011)
PIMCO Australia Bond Index Exchange-Traded Fund (Based on Net Asset Value)	9.82%	2.01%
PIMCO Australia Bond Index Exchange-Traded Fund (At Market Price)(1)	10.96%	1.58%
The BofA Merrill Lynch Diversified Australia Bond IndexSM±	10.15%	2.39%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Australia Bond IndexSM tracks the performance of large, Australian dollar (“AUD”)-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi government, corporate, securitized and collateralized securities. All qualifying securities must have at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying Australian sovereign securities must have a minimum amount outstanding of AUD 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of AUD 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Australia Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Australia Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Australian dollar-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must have an investment-grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Declining Australian government yields combined with a strengthening Australian dollar over the reporting period resulted in positive performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2014	15

PIMCO Canada Bond Index Exchange-Traded Fund

Ticker Symbol	CAD

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Canada	100.0%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (11/09/2011)
PIMCO Canada Bond Index Exchange-Traded Fund (Based on Net Asset Value)	4.14%	1.22%
PIMCO Canada Bond Index Exchange-Traded Fund (At Market Price)(1)	3.79%	0.90%
The BofA Merrill Lynch Diversified Canada Government Bond IndexSM±	5.13%	1.38%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Canada Government Bond IndexSM tracks the performance of large, Canadian dollar (“CAD”)-denominated investment grade debt instruments publicly issued in the Canadian domestic market including Canadian sovereign and quasi-government securities. All Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of CAD 1 billion for Canadian sovereign securities and a minimum amount outstanding of CAD 200 million for Canadian quasi-government-securities. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Canada Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Canada Government Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Canadian dollar-denominated investment grade debt instruments publicly issued in the Canadian domestic market, including Canadian sovereign and quasi-government securities. Qualifying constituents must have an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Canadian government yields declined across the yield curve over the reporting period, resulting in positive price performance. Although a weakening Canadian dollar slightly detracted from overall performance, the net total return for both the Fund and the Underlying Index was positive.

16	PIMCO ETF TRUST

PIMCO Germany Bond Index Exchange-Traded Fund

Ticker Symbol	BUND

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Germany	76.5%
Netherlands	16.5%
France	4.5%
Ireland	2.5%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (11/09/2011)
PIMCO Germany Bond Index Exchange-Traded Fund (Based on Net Asset Value)	9.35%	4.00%
PIMCO Germany Bond Index Exchange-Traded Fund (At Market Price)(1)	10.24%	4.28%
The BofA Merrill Lynch Diversified Germany Bond IndexSM±	9.91%	4.34%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Germany Bond IndexSM tracks the performance of large, Euro (“EUR”)-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. All Qualifying securities must be an obligation of a German entity with at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying German sovereign securities must have a minimum amount outstanding of EUR 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of EUR 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Germany Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Germany Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, euro-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must be an obligation of a German entity with an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Declining German government yields combined with a strengthening euro over the reporting period resulted in positive performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2014	17

PIMCO Build America Bond Exchange-Traded Fund

Ticker Symbol	BABZ

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

California	41.6%
New York	10.3%
Ohio	8.6%
Short-Term Instruments	4.3%
Illinois	4.0%
Other	31.2%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (09/20/2010)
PIMCO Build America Bond Exchange-Traded Fund (Based on Net Asset Value)	9.72%	8.16%
PIMCO Build America Bond Exchange-Traded Fund (At Market Price)(1)	10.67%	8.19%
Barclays Build America Bond Index±	11.61%	8.80%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/2010.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Build America Bond Index is a subset of the Barclays Taxable Municipal Bond Index. The sub-Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Taxable Municipal Bond Index. The Barclays Taxable Municipal Bond Index represents securities that are SEC-registered, taxable, dollar denominated, and have at least one year to final maturity, at least $250 million par amount outstanding and are determined to be investment-grade by Barclays. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Build America Bond Exchange-Traded Fund seeks maximum income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in taxable municipal debt securities publicly issued under the Build America Bond program.

»	The Fund commenced operations on September 20, 2010. The Build America Bonds (“BABs”) program expired on December 31, 2010.

»	Security selection in the special tax sector was a material detractor from relative performance as these securities underperformed the Fund’s benchmark index during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning was managed below the Fund’s benchmark index throughout the majority of the reporting period, which contributed to performance as yields generally moved higher across intermediate and long maturities of the taxable municipal bond yield curve.

»	An overweight to the revenue-backed municipal sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»

An overweight to the industrial revenue sector throughout the majority of the reporting period contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the lease-backed sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the healthcare sector throughout the majority of the reporting period detracted from performance as the segment outperformed the general municipal bond market.

18	PIMCO ETF TRUST

PIMCO Diversified Income Exchange-Traded Fund

Ticker Symbol	DI

Allocation Breakdown‡

Corporate Bonds & Notes	76.3%
Sovereign Issues	12.6%
Short-Term Instruments	4.0%
Asset-Backed Securities	2.3%
Common Stocks	1.6%
Other	3.2%
‡	% of Investments, at value as of 06/30/14

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2014
Fund Inception (01/22/2014)
PIMCO Diversified Income Exchange-Traded Fund (Based on Net Asset Value)	5.30%
PIMCO Diversified Income Exchange-Traded Fund (At Market Price)(1)	5.10%
Barclays Global Credit Hedged USD Index±	4.22%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.87%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Diversified Income Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on January 22, 2014.

»

An underweight to emerging markets (“EM”) spread duration (or sensitivity to changes in credit spreads) detracted from relative performance as EM spreads tightened over the period since the Fund’s inception through the end of the reporting period.

»	An overweight to high yield spread duration benefited relative performance as high yield spreads tightened.

»	Exposure to the financials sector benefited performance as the sector was supported by declining yields.

»	Positive exposure to U.S. duration (or sensitivity to changes in market interest rates) benefited performance as U.S. interest rates fell.

ANNUAL REPORT	JUNE 30, 2014	19

PIMCO Enhanced Short Maturity Exchange-Traded Fund

Ticker Symbol	MINT

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	66.7%
Short-Term Instruments	10.4%
Asset-Backed Securities	8.8%
U.S. Government Agencies	5.0%
Mortgage-Backed Securities	4.6%
Other	4.5%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Exchange-Traded Fund (Based on Net Asset Value)	1.02%	1.26%
PIMCO Enhanced Short Maturity Exchange-Traded Fund (At Market Price)(1)	0.96%	1.25%
Citi 3-Month Treasury Bill Index±	0.04%	0.08%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Enhanced Short Maturity Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to investment grade credit benefited performance as credit spreads narrowed during the reporting period.

»

Exposure to securities with longer maturities versus the Fund’s benchmark index benefited performance due to a steepening yield curve, which allowed for higher reinvestment yields and greater total return.

»	An overweight to Korean duration (or sensitivity to changes in market interest rates) during the last half of the reporting period benefited performance as Korean yields decreased.

»	An overweight to non-Agency mortgages benefited performance as prices for these securities generally rose during the reporting period.

»	There were no notable detractors for the reporting period.

20	PIMCO ETF TRUST

PIMCO Foreign Currency Strategy Exchange-Traded Fund

Ticker Symbol	FORX

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Short-Term Instruments	69.0%
Mexico	13.4%
United States	8.1%
Brazil	6.6%
New Zealand	2.9%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (02/11/2013)
PIMCO Foreign Currency Strategy Exchange-Traded Fund (Based on Net Asset Value)	3.27%	-1.92%
PIMCO Foreign Currency Strategy Exchange-Traded Fund (At Market Price)(1)	3.40%	-2.34%
The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index±	6.37%	2.09%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index tracks the performance of a fixed-weighted blend of select short-dated sovereign indices whose securities are publicly issued and denominated in the issuer’s own domestic market and currency. The weights of constituent markets are re-set on each calendar month-end rebalancing date with the following weights: Canada (9.1%); Euro member countries (57.6%); Japan (13.6%); Sweden (4.2%); Switzerland (3.6%) and the U.K. (11.9%). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.65%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Foreign Currency Strategy Exchange-Traded Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, foreign (non-U.S.) countries, including, but not limited to, a combination of short-term Fixed Income Instruments, money market securities and currency forwards backed by high-quality, low duration securities. “Foreign Currency Strategy” in the Fund’s name refers to the Fund’s proprietary investment strategy of seeking exposure to foreign (non-U.S.) currencies likely to outperform the U.S. dollar over the long-term. Assets not invested in currencies, currency forwards or Fixed Income Instruments denominated in currencies of non-U.S. countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Long exposure to the New Zealand dollar and British pound added to performance as these developed market currencies appreciated relative to the U.S. dollar during the reporting period.

»

Long exposure to the Brazilian real, Indian rupee, Malaysian ringgit, and Mexican peso added to performance as these emerging market currencies appreciated relative to the U.S. dollar during the reporting period.

»	Short exposure to the Japanese yen detracted from performance as this developed market currency appreciated relative to the U.S. dollar during the reporting period.

»	Long exposure to the Canadian dollar and Swedish krona detracted from performance as these developed market currencies depreciated relative to the U.S. dollar during the reporting period.

»

Long exposure to the Chinese renminbi, Chilean peso, and Russian ruble detracted from performance as these emerging market currencies depreciated relative to the U.S. dollar during the reporting period.

ANNUAL REPORT	JUNE 30, 2014	21

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

Ticker Symbol	ILB

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

United States	20.1%
Brazil	16.8%
Italy	12.1%
Germany	8.8%
United Kingdom	5.8%
Australia	5.6%
Short-Term Instruments	1.7%
Other	29.1%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Based on Net Asset Value)	7.55%	2.45%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (At Market Price)(1)	7.40%	2.29%
Barclays Universal Government Inflation-Linked Bond Index±	9.84%	3.10%
PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close)±±	8.70%	2.52%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close). The PIMCO GLADI ILB represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principles of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.63%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States). Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

»

Exposure to global inflation-linked bonds benefited absolute performance as global inflation-linked bonds, as measured by the Barclays Universal Government Inflation-Linked Bond Index, generally posted positive returns during the reporting period.

»	An underweight to French real duration (or sensitivity to changes in real interest rates) detracted from relative performance as French real yields decreased over the reporting period.

»	An underweight to Japanese real duration detracted from relative performance as Japanese real yields decreased over the reporting period.

»	An overweight to Italian real duration for most of the reporting period benefited relative performance as Italian real yields decreased over the reporting period.

»	An underweight to Canadian real duration detracted from relative performance as Canadian real yields decreased over the reporting period.

»	An overweight to Australian real duration benefited relative performance as Australian real yields decreased over the reporting period.

22	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Exchange-Traded Fund

Ticker Symbol	MUNI

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	13.6%
California	12.2%
Texas	12.2%
Short-Term Instruments	8.4%
Ohio	7.6%
Illinois	6.2%
Florida	5.5%
Other	34.3%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	4.23%	3.70%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (At Market Price)(1)	4.59%	3.69%
Barclays 1-15 Year Municipal Bond Index±	5.19%	4.24%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Intermediate Municipal Bond Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) positioning was managed below the Fund’s benchmark index throughout the reporting period, which detracted from performance as municipal bond yields moved lower across the yield curve.

»	An overweight to the revenue-backed municipal sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the special tax sector throughout the majority of the reporting period contributed to performance as the segment underperformed the general municipal bond market.

»	An underweight to the electric utility sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to the resource recovery sector detracted from performance as the segment outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	JUNE 30, 2014	23

PIMCO Low Duration Exchange-Traded Fund

Ticker Symbol	LDUR

Allocation Breakdown‡

Corporate Bonds & Notes	63.5%
U.S. Treasury Obligations	20.5%
Sovereign Issues	4.7%
Asset-Backed Securities	4.5%
Short-Term Instruments	3.3%
Other	3.5%
‡	% of Investments, at value as of 06/30/14

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2014
Fund Inception (01/22/2014)
PIMCO Low Duration Exchange-Traded Fund (Based on Net Asset Value)	1.52%
PIMCO Low Duration Exchange-Traded Fund (At Market Price)(1)	2.97%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.42%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.57%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Low Duration Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

»	The Fund commenced operations on January 22, 2014.

»

Tactical positioning in U.S. duration (or sensitivity to changes in market interest rates) benefited performance as U.S. interest rates generally fluctuated during the period since the Fund’s inception through the end of the reporting period, providing additional income to the portfolio.

»	An overweight to non-Agency residential mortgage-backed securities (“RMBS”) benefited performance as prices on these securities generally rose.

»	An overweight to investment grade credit benefited performance as investment grade credit spreads narrowed.

»	An overweight to Korean duration benefited performance as Korean yields decreased.

»	Short exposure to the Japanese yen detracted from performance as the Japanese yen appreciated versus the U.S. dollar.

»	Short exposure to the euro detracted from performance as the euro appreciated versus the U.S. dollar.

24	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Exchange-Traded Fund

Ticker Symbol	SMMU

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	16.2%
Florida	12.0%
Texas	10.0%
Ohio	6.1%
Nevada	5.7%
Other	50.0%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	1.10%	1.13%
PIMCO Short Term Municipal Bond Exchange-Traded Fund (At Market Price)(1)	1.24%	1.12%
Barclays 1 Year Municipal Bond Index±	0.96%	1.06%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Short Term Municipal Bond Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance as municipal yields moved slightly lower in short maturities when the Fund was underweight duration (from June 2013 through October 2013), and slightly higher when the Fund was overweight duration (from October 2013 through June 2014).

»	An overweight to the revenue-backed municipal sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An underweight to pre-refunded municipal securities detracted from performance as the sector generally outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	JUNE 30, 2014	25

PIMCO Total Return Exchange-Traded Fund

Ticker Symbol	BOND

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	43.5%
Sovereign Issues	17.9%
U.S. Government Agencies	13.2%
Mortgage-Backed Securities	10.9%
U.S. Treasury Obligations	6.1%
Asset-Backed Securities	5.8%
Other	2.6%
‡	% of Investments, at value as of 06/30/14

Average Annual Total Return for the period ended June 30, 2014
	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Exchange-Traded Fund (Based on Net Asset Value)	5.10%	6.24%
PIMCO Total Return Exchange-Traded Fund (At Market Price)(1)	5.40%	6.32%
Barclays U.S. Aggregate Index±	4.37%	2.20%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Total Return Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the 30-year portion of the U.S. Treasury yield curve detracted from performance as longer-dated yields fell during the reporting period.

»	Positive exposure to Italian and Spanish duration contributed to returns as yields in these countries fell during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities generally rose during the reporting period.

»	An underweight to investment grade credit detracted from performance as the investment grade sector outperformed the Fund’s benchmark index during the reporting period.

»	An allocation to high yield corporate bonds added to performance as the sector outperformed the Fund’s benchmark index during the reporting period.

»	A short position in the Japanese yen initiated in late 2013 detracted from performance as the Japanese yen appreciated in the second half of the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities contributed to performance as breakeven inflation rose during the reporting period.

26	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2014 to June 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/14)	Ending Account Value (06/30/14)	Expenses Paid During Period*	Beginning Account Value (01/01/14)	Ending Account Value (06/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,003.50	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,019.40	0.75	1,000.00	1,024.05	0.75	0.15
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,053.30	0.76	1,000.00	1,024.05	0.75	0.15
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,230.90	0.83	1,000.00	1,024.05	0.75	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,018.90	1.00	1,000.00	1,023.80	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,151.60	1.07	1,000.00	1,023.80	1.00	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,062.70	1.02	1,000.00	1,023.80	1.00	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,026.30	2.76	1,000.00	1,022.07	2.76	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,059.50	1.02	1,000.00	1,023.80	1.00	0.20
PIMCO Australia Bond Index Exchange-Traded Fund	1,000.00	1,106.20	2.35	1,000.00	1,022.56	2.26	0.45
PIMCO Canada Bond Index Exchange-Traded Fund	1,000.00	1,054.00	2.29	1,000.00	1,022.56	2.26	0.45
PIMCO Germany Bond Index Exchange-Traded Fund	1,000.00	1,031.80	2.27	1,000.00	1,022.56	2.26	0.45
PIMCO Build America Bond Exchange-Traded Fund	1,000.00	1,110.10	2.35	1,000.00	1,022.56	2.26	0.45
PIMCO Diversified Income Exchange-Traded Fund(a)	1,000.00	1,053.00	3.80	1,000.00	1,020.58	4.26	0.85
PIMCO Enhanced Short Maturity Exchange-Traded Fund	1,000.00	1,004.90	1.74	1,000.00	1,023.06	1.76	0.35

ANNUAL REPORT	JUNE 30, 2014	27

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/14)	Ending Account Value (06/30/14)	Expenses Paid During Period*	Beginning Account Value (01/01/14)	Ending Account Value (06/30/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Foreign Currency Strategy Exchange-Traded Fund	$1,000.00	$1,024.20	$3.26	$1,000.00	$1,021.57	$3.26	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,000.00	1,084.90	3.21	1,000.00	1,021.72	3.11	0.62
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	1,000.00	1,034.80	1.77	1,000.00	1,023.06	1.76	0.35
PIMCO Low Duration Exchange-Traded Fund(a)	1,000.00	1,015.20	2.46	1,000.00	1,022.02	2.81	0.56
PIMCO Short Term Municipal Bond Exchange-Traded Fund	1,000.00	1,007.10	1.74	1,000.00	1,023.06	1.76	0.35
PIMCO Total Return Exchange-Traded Fund	1,000.00	1,042.80	2.89	1,000.00	1,021.97	2.86	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 1/22/14 for Actual Performance. Expenses paid in the Actual Performance section are equal to the Net Annualized Expense Ratio for the Funds’, multiplied by the average account value over the period, multiplied by 159/365 for the PIMCO Diversified Income Exchange-Traded Fund and PIMCO Low Duration Exchange-Traded Fund (to reflect the period since the inception date of 1/22/14). Hypothetical expenses reflect an amount as if the Funds’ had been operational for the entire fiscal half year.

28	PIMCO ETF TRUST

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ANNUAL REPORT	JUNE 30, 2014	29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2014	$50.78	$0.16	$0.19	$0.35	$(0.16)	$(0.03)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00
06/30/2010	49.94	0.43	0.84	1.27	(0.43)	(0.02)

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2014	$79.28	$1.01	$0.38	$1.39	$(0.92)	$(0.24)
06/30/2013	81.94	1.16	(2.11)	(0.95)	(1.09)	(0.62)
06/30/2012	78.36	1.29	3.91	5.20	(1.28)	(0.34)
06/30/2011	77.91	1.44	1.24	2.68	(1.49)	(0.74)
10/30/2009 - 06/30/2010	75.34	1.08	2.53	3.61	(1.04)	0.00

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2014	$82.66	$1.80	$0.69	$2.49	$(1.73)	$0.00
06/30/2013	87.76	1.27	(4.35)	(3.08)	(1.47)	(0.55)
06/30/2012	78.21	1.86	10.13	11.99	(1.77)	(0.67)
06/30/2011	79.23	2.27	0.05	2.32	(2.29)	(1.05)
09/10/2009 - 06/30/2010	75.67	1.94	3.65	5.59	(1.98)	(0.05)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
06/30/2014	$94.57	$3.26	$5.46	$8.72	$(3.42)	$0.00
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00
10/30/2009 - 06/30/2010	76.98	2.24	5.93	8.17	(2.13)	0.00

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
06/30/2014	$52.69	$0.34	$0.86	$1.20	$(0.31)	$0.00
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)
08/20/2009 - 06/30/2010	50.00	0.86	1.71	2.57	(0.78)	0.00

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
06/30/2014	$61.05	$1.09	$4.23	$5.32	$(1.35)	$0.00
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00
09/03/2009 - 06/30/2010	50.01	1.22	4.20	5.42	(1.26)	0.00

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
06/30/2014	$56.40	$0.71	$1.81	$2.52	$(0.78)	$0.00
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)
09/03/2009 - 06/30/2010	50.01	0.96	2.97	3.93	(0.92)	(0.07)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
06/30/2014	$102.54	$4.23	$4.83	$9.06	$(4.59)	$(0.25)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
06/30/2014	$102.11	$3.42	$4.64	$8.06	$(3.28)	$(3.68)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)

30	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (b)

$0.00	$(0.19)	$50.94	0.68%	$127,442	0.10%	0.16%	0.32%	61%
0.00	(0.30)	50.78	0.20	129,595	0.09	0.15	0.33	15
0.00	(0.39)	50.98	0.74	132,657	0.09	0.15	0.57	8
0.00	(0.40)	51.00	1.26	107,206	0.09	0.15	0.78	18
0.00	(0.45)	50.76	2.56	86,400	0.09	0.19	0.83	256

$0.00	$(1.16)	$79.51	1.78%	$13,251	0.16%	0.16%	1.28%	39%
0.00	(1.71)	79.28	(1.20)	21,140	0.15	0.15	1.42	4
0.00	(1.62)	81.94	6.67	21,852	0.15	0.15	1.59	37
0.00	(2.23)	78.36	3.49	20,895	0.15	0.15	1.83	48
0.00	(1.04)	77.91	4.85	51,942	0.15 *	0.41 *	2.14 *	178

$0.00	$(1.73)	$83.42	3.07%	$73,969	0.15%	0.15%	2.19%	52%
0.00	(2.02)	82.66	(3.61)	11,296	0.15	0.15	1.45	26
0.00	(2.44)	87.76	15.47	37,446	0.15	0.15	2.17	24
0.00	(3.34)	78.21	3.00	8,342	0.15	0.15	2.87	76
0.00	(2.03)	79.23	7.54	14,790	0.15 *	0.86 *	3.31 *	209

$0.00	$(3.42)	$99.87	9.70%	$76,902	0.16%	0.16%	3.61%	18%
0.00	(3.57)	94.57	(15.97)	82,276	0.15	0.15	2.89	8
0.00	(3.22)	116.38	70.82	169,915	0.15	0.15	3.15	11
0.00	(3.23)	70.18	(11.69)	40,705	0.15	0.15	4.41	50
0.00	(2.13)	83.02	11.02	21,586	0.15 *	0.83 *	4.56 *	39

$0.00	$(0.31)	$53.58	2.28%	$1,337,875	0.20%	0.20%	0.63%	33%
0.00	(0.10)	52.69	(1.13)	1,041,609	0.20	0.20	0.04	11
0.00	(0.82)	53.39	1.71	999,496	0.20	0.20	1.51	31
0.00	(1.43)	53.30	5.70	1,184,369	0.20	0.21	3.50	17
0.00	(0.78)	51.79	5.17	539,680	0.20 *	0.23 *	2.02 *	5

$0.00	$(1.35)	$65.02	8.83%	$69,570	0.21%	0.21%	1.81%	47%
0.00	(0.37)	61.05	(11.33)	105,004	0.20	0.20	0.56	16
0.00	(1.58)	69.22	26.53	375,182	0.20	0.20	2.53	11
0.00	(2.17)	56.04	7.58	258,901	0.20	0.20	4.76	38
0.00	(1.26)	54.17	10.95	22,753	0.20 *	0.70 *	3.02 *	35

$0.00	$(0.78)	$58.14	4.50%	$106,402	0.21%	0.21%	1.26%	19%
0.00	(0.31)	56.40	(5.41)	72,186	0.20	0.20	0.72	11
0.00	(1.28)	59.93	12.21	109,678	0.20	0.20	2.38	6
0.00	(2.22)	54.58	7.39	56,219	0.20	0.21	4.04	20
0.00	(0.99)	52.95	7.91	28,063	0.20 *	0.61 *	2.35 *	122

$0.00	$(4.84)	$106.76	8.98%	$5,119,202	0.55%	0.55%	3.98%	28%
0.00	(5.15)	102.54	8.21	2,307,178	0.55	0.55	4.52	33
0.00	(5.60)	99.62	5.16	323,771	0.55	0.55	6.14	33
0.00	(0.16)	100.29	0.45	25,073	0.55 *	7.30 *	4.65 *	0

$0.00	$(6.96)	$103.21	8.24%	$199,196	0.20%	0.20%	3.36%	17%
0.00	(4.46)	102.11	0.92	140,916	0.20	0.20	3.15	34
0.00	(3.35)	105.46	9.20	256,267	0.20	0.20	3.32	5
0.00	(2.61)	99.76	2.40	72,821	0.20 *	0.34 *	3.36 *	69

ANNUAL REPORT	JUNE 30, 2014	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Australia Bond Index Exchange-Traded Fund
06/30/2014	$90.93	$3.40	$5.53	$8.93	$0.00	$0.00
06/30/2013	101.86	3.62	(11.22)	(7.60)	(3.21)	(0.08)
10/31/2011 - 06/30/2012	100.00	2.53	1.56	4.09	(2.23)	0.00

PIMCO Canada Bond Index Exchange-Traded Fund
06/30/2014	$95.85	$2.27	$1.65	$3.92	$(0.96)	$0.00
06/30/2013	103.13	2.22	(7.03)	(4.81)	(2.17)	(0.30)
11/09/2011 - 06/30/2012	100.00	1.32	2.86	4.18	(1.05)	0.00

PIMCO Germany Bond Index Exchange-Traded Fund
06/30/2014	$99.78	$1.35	$7.94	$9.29	$(1.31)	$(0.12)
06/30/2013	95.91	1.40	3.30	4.70	(0.83)	0.00
11/09/2011 - 06/30/2012	100.00	0.88	(4.17)	(3.29)	(0.21)	0.00

PIMCO Build America Bond Exchange-Traded Fund
06/30/2014	$50.90	$2.07	$2.52	$4.59	$(1.99)	$(2.12)
06/30/2013	56.21	2.28	(3.53)	(1.25)	(2.36)	(1.70)
06/30/2012	49.36	2.53	8.17	10.70	(2.55)	(1.30)
09/20/2010 - 06/30/2011	50.00	2.09	(0.72)	1.37	(2.01)	0.00

PIMCO Diversified Income Exchange-Traded Fund
01/22/2014 - 06/30/2014	$50.00	$0.77	$1.87	$2.64	$(0.66)	$0.00

PIMCO Enhanced Short Maturity Exchange-Traded Fund
06/30/2014	$101.26	$0.67	$0.36	$1.03	$(0.69)	$(0.15)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)
11/16/2009 - 06/30/2010	100.00	0.32	0.37	0.69	(0.35)	0.00

PIMCO Foreign Currency Strategy Exchange-Traded Fund
06/30/2014	$47.14	$0.35	$1.19	$1.54	$0.00	$0.00
02/11/2013 - 06/30/2013	50.00	0.13	(2.99)	(2.86)	0.00	0.00

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund
06/30/2014	$48.55	$1.94	$1.71	$3.65	$(0.35)	$(0.19)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00

PIMCO Intermediate Municipal Bond Exchange-Traded Fund
06/30/2014	$52.06	$1.05	$1.13	$2.18	$(1.07)	$0.00
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)
11/30/2009 - 06/30/2010	50.00	0.63	0.61	1.24	(0.61)	0.00

PIMCO Low Duration Exchange-Traded Fund
01/22/2014 - 06/30/2014	$100.00	$0.30	$1.22	$1.52	$(0.25)	$0.00

PIMCO Short Term Municipal Bond Exchange-Traded Fund
06/30/2014	$50.14	$0.26	$0.29	$0.55	$(0.22)	$0.00
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00
02/01/2010 - 06/30/2010	50.00	0.21	0.14	0.35	(0.22)	0.00

32	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$0.00	$99.86	9.82%	$22,968	0.46%		0.46%		3.65%		39%
(0.04)	(3.33)	90.93	(7.81)	39,099	0.45		0.45		3.53		49
0.00	(2.23)	101.86	4.16	28,521	0.45	*	0.70	*	3.89	*	37

$0.00	$(0.96)	$98.81	4.14%	$17,786	0.46%		0.46%		2.39%		17%
0.00	(2.47)	95.85	(4.83)	31,630	0.45		0.45		2.14		7
0.00	(1.05)	103.13	4.18	18,564	0.45	*	0.88	*	2.05	*	91

$0.00	$(1.43)	$107.64	9.35%	$3,229	0.46%		0.46%		1.29%		46%
0.00	(0.83)	99.78	4.89	2,994	0.45		0.45		1.40		33
(0.59)	(0.80)	95.91	(3.29)	2,877	0.45	*	0.95	*	1.43	*	130

$0.00	$(4.11)	$51.38	9.72%	$23,634	0.45%		0.45%		4.17%		67%
0.00	(4.06)	50.90	(2.63)	31,051	0.45		0.45		4.07		105
0.00	(3.85)	56.21	22.27	37,101	0.45		0.45		4.65		71
0.00	(2.01)	49.36	2.93	27,644	0.45	*	0.89	*	5.60	*	115

$0.00	$(0.66)	$51.98	5.30%	$44,706	0.85	%*	1.04	%*	3.45	%*	61%

$0.00	$(0.84)	$101.45	1.02%	$3,773,896	0.35	%†	0.35	%†	0.66%		188%
0.00	(0.92)	101.26	1.09	3,752,615	0.35		0.35		0.87		100
0.00	(1.09)	101.08	1.13	1,715,342	0.35		0.35		1.05		229
0.00	(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85		280
0.00	(0.35)	100.34	0.69	656,227	0.35	*	0.41	*	0.57	*	276

$0.00	$0.00	$48.68	3.27%	$21,417	0.66%		0.66%		0.73%		39%
0.00	0.00	47.14	(5.72)	25,456	0.65	*	1.22	*	0.70	*	37

$0.00	$(0.54)	$51.66	7.55%	$137,415	0.62	%(c)	0.62	%(c)	3.93%		80%
0.00	(0.50)	48.55	(2.55)	119,436	0.63	(d)	0.64	(c)	2.54		216
0.00	0.00	50.28	0.56	28,156	0.61	*(d)	2.14	*(e)	3.63	*	381

$0.00	$(1.07)	$53.17	4.23%	$210,548	0.35%		0.35%		2.01%		15%
0.00	(1.27)	52.06	(0.76)	187,931	0.35		0.35		2.26		35
0.00	(1.25)	53.70	6.88	153,576	0.35		0.35		2.30		11
0.00	(1.30)	51.44	4.20	90,529	0.35		0.36		2.37		44
0.00	(0.61)	50.63	2.50	43,543	0.35	*	0.91	*	2.14	*	72

$0.00	$(0.25)	$101.27	1.52%	$139,750	0.56	%*	0.69	%*	0.69	%*	4,098%

$0.00	$(0.22)	$50.47	1.10%	$76,211	0.35%		0.35%		0.51%		44%
0.00	(0.47)	50.14	0.14	60,671	0.35		0.35		0.79		42
0.00	(0.50)	50.54	1.36	43,463	0.35		0.35		0.96		17
0.00	(0.60)	50.36	1.67	23,168	0.35		0.35		1.20		35
0.00	(0.22)	50.13	0.70	18,046	0.35	*	2.17	*	1.09	*	4

ANNUAL REPORT	JUNE 30, 2014	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Total Return Exchange-Traded Fund
06/30/2014	$105.66	$2.38	$2.94	$5.32	$(1.69)	$(0.44)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an interest expense rounding to less than 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(c)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.61%.
(d)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(e)	Ratio of expenses to average net assets excluding waivers and interest expense was 2.13%.
(f)	Ratio of expenses to average net assets excluding interest expense was 0.55%.
(g)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.56%.

34	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(2.13)	$108.85	5.10%	$3,431,844	0.56	%(f)	0.57	%(g)	2.24%		577%
0.00	(3.22)	105.66	3.11	4,398,592	0.55		0.55		2.26		449
0.00	(0.71)	105.55	6.27	1,765,865	0.55	*	0.62	*	2.86	*	322

ANNUAL REPORT	JUNE 30, 2014	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$127,326	$13,254	$73,513	$77,496	$1,330,684	$69,175
Investments in Affiliates	0	0	0	0	0	0
Financial Derivative Instruments
Over the counter	0	0	0	0	0	0
Cash	0	0	0	4	0	51
Deposits with counterparty	0	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0	0
Receivable for investments sold	5,031	322	1,485	0	4,899	4,154
Receivable for Fund shares sold	0	0	0	0	2,679	0
Interest receivable	333	50	620	0	6,045	326
	132,690	13,626	75,618	77,500	1,344,307	73,706

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$0	$0	$0	$0	$0	$0
Over the counter	0	0	0	0	0	0
Payable for investments purchased	5,196	360	1,505	0	2,684	3,778
Payable upon return of securities loaned	0	0	0	0	0	0
Dividends payable	37	12	133	585	3,489	343
Accrued management fees	9	2	9	9	218	11
Reimbursement to PIMCO	4	1	1	3	19	3
Other liabilities	2	0	1	1	22	1
	5,248	375	1,649	598	6,432	4,136

Net Assets	$127,442	$13,251	$73,969	$76,902	$1,337,875	$69,570

Net Assets Consist of:
Paid in capital	$127,226	$13,282	$73,934	$97,740	$1,333,992	$81,401
Undistributed (overdistributed) net investment income	(39)	(37)	(5)	0	576	140
Accumulated undistributed net realized gain (loss)	89	68	(493)	(17,787)	(2,502)	(8,071)
Net unrealized appreciation (depreciation)	166	(62)	533	(3,051)	5,809	(3,900)
	$127,442	$13,251	$73,969	$76,902	$1,337,875	$69,570

Shares Issued and Outstanding:	2,502	167	887	770	24,970	1,070

Net Asset Value Per Share:	$50.94	$79.51	$83.42	$99.87	$53.58	$65.02

Cost of Investments in Securities	$127,160	$13,316	$72,980	$80,547	$1,324,875	$73,075
Cost of Investments in Affiliates	$0	$0	$0	$0	$0	$0
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$1,416	$143	$222	$0	$605	$0

36	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Australia Bond Index Exchange- Traded Fund	PIMCO Canada Bond Index Exchange- Traded Fund	PIMCO Germany Bond Index Exchange- Traded Fund	PIMCO Build America Bond Exchange- Traded Fund	PIMCO Diversified Income Exchange- Traded Fund

$106,465	$5,061,301	$197,315	$22,853	$17,223	$3,182	$23,399	$43,366
0	70,609	0	0	0	0	0	0

0	0	0	0	0	0	0	24
0	0	0	0	0	0	79	123
0	995	0	0	0	0	0	0
0	0	0	27	472	29	0	2
0	21,876	0	1	0	0	0	1,471
0	0	0	0	0	0	0	0
661	76,507	2,487	318	98	52	364	657
107,126	5,231,288	199,802	23,199	17,793	3,263	23,842	45,643

$0	$463	$0	$0	$0	$0	$0	$0
0	0	0	0	0	0	0	74
375	21,355	0	220	0	29	124	676
0	70,609	0	0	0	0	0	0
330	17,262	569	0	0	4	76	155
16	2,310	33	10	6	1	8	31
1	4	0	1	1	0	0	0
2	83	4	0	0	0	0	1
724	112,086	606	231	7	34	208	937

$106,402	$5,119,202	$199,196	$22,968	$17,786	$3,229	$23,634	$44,706

$107,604	$5,027,386	$191,394	$24,750	$19,403	$3,008	$23,581	$43,050
9	(2,696)	55	(1,248)	(621)	6	(71)	49
(535)	25,318	45	(180)	0	18	(1,367)	322
(676)	69,194	7,702	(354)	(996)	197	1,491	1,285
$106,402	$5,119,202	$199,196	$22,968	$17,786	$3,229	$23,634	$44,706

1,830	47,950	1,930	230	180	30	460	860

$58.14	$106.76	$103.21	$99.86	$98.81	$107.64	$51.38	$51.98

$107,141	$5,000,128	$189,613	$23,213	$18,229	$2,985	$21,908	$42,032
$0	$70,609	$0	$0	$0	$0	$0	$0
$0	$0	$0	$27	$465	$29	$0	$2

$959	$38,833	$521	$0	$0	$0	$0	$1,051

ANNUAL REPORT	JUNE 30, 2014	37

Statements of Assets and Liabilities (Cont.)

June 30, 2014

(Amounts in thousands, except per share amounts)	PIMCO Enhanced Short Maturity Exchange- Traded Fund	PIMCO Foreign Currency Strategy Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Exchange- Traded Fund	PIMCO Low Duration Exchange- Traded Fund	PIMCO Short Term Municipal Bond Exchange- Traded Fund	PIMCO Total Return Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$3,860,476	$21,283	$152,118	$211,315	$159,699	$76,725	$4,295,676
Financial Derivative Instruments
Over the counter	0	313	753	0	18	0	7,403
Cash	9	0	8	0	733	0	4,835
Deposits with counterparty	0	0	0	0	2	0	0
Foreign currency, at value	0	28	495	0	10	0	0
Receivable for investments sold	2,823	0	0	0	106,091	0	94,593
Receivable for Fund shares sold	0	0	0	0	0	0	10,885
Interest receivable	13,443	9	1,223	1,908	945	703	29,728
Reimbursement receivable from PIMCO	0	0	0	0	1	0	0
Other assets	0	0	0	0	0	0	15
	3,876,751	21,633	154,597	213,223	267,499	77,428	4,443,135

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$41,448	$0	$318	$0	$20,174	$0	$679,735
Payable for sale-buyback transactions	0	0	14,822	0	0	0	96,551
Financial Derivative Instruments
Over the counter	0	198	731	0	61	0	20,588
Payable for investments purchased	29,623	6	0	2,301	107,380	1,151	207,341
Deposits from counterparty	0	0	280	0	0	0	2,831
Payable for Fund shares redeemed	28,406	0	0	0	0	0	0
Dividends payable	2,211	0	931	305	69	41	1,571
Overdraft due to custodian	0	0	0	0	0	0	1,384
Accrued management fees	1,094	11	67	60	63	22	1,134
Accrued taxes payable	0	0	20	0	0	0	0
Reimbursement to PIMCO	0	1	3	6	0	2	100
Other liabilities	73	0	10	3	2	1	56
	102,855	216	17,182	2,675	127,749	1,217	1,011,291

Net Assets	$3,773,896	$21,417	$137,415	$210,548	$139,750	$76,211	$3,431,844

Net Assets Consist of:
Paid in capital	$3,762,275	$21,952	$140,586	$207,094	$139,490	$75,987	$3,398,412
Undistributed (overdistributed) net investment income	1,534	(417)	1,580	(69)	0	(19)	559
Accumulated undistributed net realized gain (loss)	2,018	(385)	(3,359)	(1,848)	94	(182)	(90,924)
Net unrealized appreciation (depreciation)	8,069	267	(1,392)	5,371	166	425	123,797
	$3,773,896	$21,417	$137,415	$210,548	$139,750	$76,211	$3,431,844

Shares Issued and Outstanding:	37,200	440	2,660	3,960	1,380	1,510	31,530

Net Asset Value Per Share:	$101.45	$48.68	$51.66	$53.17	$101.27	$50.47	$108.85

Cost of Investments in Securities	$3,852,407	$21,126	$153,532	$205,944	$159,493	$76,300	$4,158,861
Cost of Foreign Currency Held	$0	$27	$489	$0	$10	$0	$0

* Includes repurchase agreements of:	$219	$3,078	$1,870	$513	$0	$425	$0

38	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2014
(Amounts in thousands)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest	$555	$221	$1,000	$2,962	$10,676	$1,567
Securities lending income	0	0	2	0	0	0
Total Income	555	221	1,002	2,962	10,676	1,567

Expenses:
Management fees	199	23	64	118	2,551	155
Trustee fees	2	0	1	1	21	1
Miscellaneous expense	7	1	2	4	42	4
Total Expenses	208	24	67	123	2,614	160
Waiver and/or Reimbursement by PIMCO	(82)	0	(1)	(1)	(22)	(1)
Net Expenses	126	24	66	122	2,592	159

Net Investment Income	429	197	936	2,840	8,084	1,408

Net Realized Gain (Loss):
Investments in securities	115	85	(404)	(3,203)	(1,676)	(5,030)
In-kind redemptions	131	155	(303)	(5,416)	1,729	(6,693)
Net Realized Gain (Loss)	246	240	(707)	(8,619)	53	(11,723)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	271	(138)	1,108	7,861	19,880	15,728
Net Change in Unrealized Appreciation (Depreciation)	271	(138)	1,108	7,861	19,880	15,728
Net Gain (Loss)	517	102	401	(758)	19,933	4,005

Net Increase in Net Assets Resulting from Operations	$946	$299	$1,337	$2,082	$28,017	$5,413

ANNUAL REPORT	JUNE 30, 2014	39

Statements of Operations (Cont.)

Year Ended June 30, 2014
(Amounts in thousands)	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Australia Bond Index Exchange- Traded Fund	PIMCO Canada Bond Index Exchange- Traded Fund	PIMCO Germany Bond Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$863	$173,124	$6,008	$1,225	$627	$55
Dividends	0	0	0	0	0	0
Dividends from Investments in Affiliates	0	6	0	0	0	0
Securities lending income	0	1,146	1	0	0	0
Miscellaneous income	0	0	0	3	0	0
Total Income	863	174,276	6,009	1,228	627	55

Expenses:
Management fees	118	21,080	337	135	100	14
Trustee fees	2	82	3	0	0	0
Organization expense	0	0	0	0	0	0
Interest expense	0	0	0	0	0	0
Miscellaneous expense	3	88	3	2	1	0
Total Expenses	123	21,250	343	137	101	14
Waiver and/or Reimbursement by PIMCO	(2)	(83)	(3)	0	0	0
Net Expenses	121	21,167	340	137	101	14

Net Investment Income	742	153,109	5,669	1,091	526	41

Net Realized Gain (Loss):
Investments in securities	(293)	17,645	77	(2,695)	(892)	41
In-kind redemptions	(626)	10,145	556	0	(402)	0
Exchange-traded or centrally cleared financial derivative instruments	0	24,713	595	0	1	0
Over the counter financial derivative instruments	0	0	0	116	(19)	0
Foreign currency	0	0	0	(135)	(3)	3
Net Realized Gain (Loss)	(919)	52,503	1,228	(2,714)	(1,315)	44

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,492	81,019	7,101	4,101	1,453	193
Exchange-traded or centrally cleared financial derivative instruments	0	10,850	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0	0	0
Foreign currency assets and liabilities	0	0	0	69	21	0
Net Change in Unrealized Appreciation	2,492	91,869	7,101	4,170	1,474	193
Net Gain	1,573	144,372	8,329	1,456	159	237

Net Increase in Net Assets Resulting from Operations	$2,315	$297,481	$13,998	$2,547	$685	$278

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0

(1)	Period from January 22, 2014 to June 30, 2014.

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Build America Bond Exchange- Traded Fund	PIMCO Diversified Income Exchange- Traded Fund (1)	PIMCO Enhanced Short Maturity Exchange- Traded Fund	PIMCO Foreign Currency Strategy Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Exchange- Traded Fund	PIMCO Low Duration Exchange- Traded Fund (1)	PIMCO Short Term Municipal Bond Exchange- Traded Fund	PIMCO Total Return Exchange- Traded Fund

$1,059	$774	$40,247	$319	$5,458	$4,656	$270	$658	$103,129
0	2	0	0	0	0	0	0	322
0	0	0	0	0	0	0	0	0
0	0	6	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
1,059	776	40,253	319	5,458	4,656	270	658	103,451

103	153	13,838	150	720	689	119	266	20,316
0	1	60	1	2	3	2	1	53
0	35	0	0	0	0	28	0	0
0	0	115	0	13	0	0	0	505
1	0	62	1	6	10	0	4	567
104	189	14,075	152	741	702	149	271	21,441
0	(35)	(62)	0	(2)	(3)	(29)	(1)	(464)
104	154	14,013	152	739	699	120	270	20,977

955	622	26,240	167	4,719	3,957	150	388	82,474

(1,367)	383	7,018	(473)	(4,125)	(1,260)	92	(180)	(79,738)
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	(16)	0	(393)	(674)	0	7	0	(52,957)
0	(49)	0	17	48	0	(13)	0	(1,081)
(1,367)	318	7,018	(849)	(4,751)	(1,260)	86	(180)	(133,776)

2,282	1,334	7,016	698	10,225	5,494	206	616	235,170
0	0	0	0	0	0	0	0	0
0	(50)	0	671	(121)	0	(43)	0	(10,318)
0	1	0	0	103	0	3	0	209
2,282	1,285	7,016	1,369	10,207	5,494	166	616	225,061
915	1,603	14,034	520	5,456	4,234	252	436	91,285

$1,870	$2,225	$40,274	$687	$10,175	$8,191	$402	$824	$173,759

$0	$0	$11	$0	$15	$0	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2014	41

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:(a)
Net investment income	$429	$431	$197	$308	$936	$295
Net realized gain (loss)	246	337	240	332	(707)	1,323
Net change in unrealized appreciation (depreciation)	271	(500)	(138)	(896)	1,108	(1,977)
Net increase (decrease) resulting from operations	946	268	299	(256)	1,337	(359)

Distributions to Shareholders:
From net investment income	(406)	(400)	(183)	(291)	(891)	(332)
From net realized capital gains	(70)	(346)	(41)	(165)	0	(146)

Total Distributions	(476)	(746)	(224)	(456)	(891)	(478)

Fund Share Transactions:(a)
Receipts for shares sold	45,761	53,479	7,926	18,660	111,298	25,291
Cost of shares redeemed	(48,384)	(56,063)	(15,890)	(18,660)	(49,071)	(50,604)
Net increase (decrease) resulting from Fund share transactions**	(2,623)	(2,584)	(7,964)	0	62,227	(25,313)

Total Increase (Decrease) in Net Assets	(2,153)	(3,062)	(7,889)	(712)	62,673	(26,150)

Net Assets:
Beginning of year	129,595	132,657	21,140	21,852	11,296	37,446
End of year*	$127,442	$129,595	$13,251	$21,140	$73,969	$11,296

* Including undistributed (overdistributed) net investment income of:	$(39)	$(62)	$(37)	$(51)	$(5)	$(50)

Shares of Beneficial Interest:
Shares Sold	900	1,050	100	230	1,350	290
Shares Redeemed	(950)	(1,100)	(200)	(230)	(600)	(580)
Net increase (decrease) in shares outstanding	(50)	(50)	(100)	0	750	(290)

**	See Note 12 in the Notes to Financial Statements.
(a)	See Note 2(d) in the Notes to Financial Statements.

42	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund

Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

$2,840	$2,975	$8,084	$464	$1,408	$1,266	$742	$843	$153,109	$46,891
(8,619)	14,006	53	6,558	(11,723)	46,807	(919)	6,102	52,503	12,776
7,861	(33,785)	19,880	(21,286)	15,728	(60,733)	2,492	(11,975)	91,869	(25,248)
2,082	(16,804)	28,017	(14,264)	5,413	(12,660)	2,315	(5,030)	297,481	34,419

(2,765)	(3,075)	(7,653)	(1,333)	(1,698)	(819)	(933)	(680)	(170,299)	(50,883)
0	0	0	(599)	0	0	0	(10)	(8,529)	0

(2,765)	(3,075)	(7,653)	(1,932)	(1,698)	(819)	(933)	(690)	(178,828)	(50,883)

112,640	94,185	429,595	334,900	3,018	349,802	60,731	36,828	2,968,939	2,098,777
(117,331)	(161,945)	(153,693)	(276,591)	(42,167)	(606,501)	(27,897)	(68,600)	(275,568)	(98,906)
(4,691)	(67,760)	275,902	58,309	(39,149)	(256,699)	32,834	(31,772)	2,693,371	1,999,871

(5,374)	(87,639)	296,266	42,113	(35,434)	(270,178)	34,216	(37,492)	2,812,024	1,983,407

82,276	169,915	1,041,609	999,496	105,004	375,182	72,186	109,678	2,307,178	323,771
$76,902	$82,276	$1,337,875	$1,041,609	$69,570	$105,004	$106,402	$72,186	$5,119,202	$2,307,178

$0	$(74)	$576	$(394)	$140	$429	$9	$185	$(2,696)	$41

1,250	860	8,100	6,200	50	4,850	1,050	600	28,050	20,200
(1,350)	(1,450)	(2,900)	(5,150)	(700)	(8,550)	(500)	(1,150)	(2,600)	(950)
(100)	(590)	5,200	1,050	(650)	(3,700)	550	(550)	25,450	19,250

ANNUAL REPORT	JUNE 30, 2014	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund		PIMCO Australia Bond Index Exchange- Traded Fund		PIMCO Canada Bond Index Exchange- Traded Fund		PIMCO Germany Bond Index Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:(a)
Net investment income	$5,669	$6,824	$1,091	$1,450	$526	$610	$41	$42
Net realized gain (loss)	1,228	7,706	(2,714)	(203)	(1,315)	(30)	44	(12)
Net change in unrealized appreciation (depreciation)	7,101	(8,595)	4,170	(5,283)	1,474	(2,791)	193	112
Net increase (decrease) resulting from operations	13,998	5,935	2,547	(4,036)	685	(2,211)	278	142

Distributions to Shareholders:
From net investment income	(5,512)	(7,178)	0	(1,273)	(233)	(584)	(39)	(25)
From net realized capital gains	(6,182)	(1,529)	0	(30)	0	(85)	(4)	0
Tax basis return of capital	0	0	0	(16)	0	0	0	0

Total Distributions	(11,694)	(8,707)	0	(1,319)	(233)	(669)	(43)	(25)

Fund Share Transactions:(a)
Receipts for shares sold	86,738	70,504	4,860	31,218	0	15,946	0	0
Cost of shares redeemed	(30,762)	(183,083)	(23,538)	(15,285)	(14,296)	0	0	0
Net increase (decrease) resulting from Fund share transactions**	55,976	(112,579)	(18,678)	15,933	(14,296)	15,946	0	0

Total Increase (Decrease) in Net Assets	58,280	(115,351)	(16,131)	10,578	(13,844)	13,066	235	117

Net Assets:
Beginning of year or period	140,916	256,267	39,099	28,521	31,630	18,564	2,994	2,877
End of year or period*	$199,196	$140,916	$22,968	$39,099	$17,786	$31,630	$3,229	$2,994

* Including undistributed (overdistributed) net investment income of:	$55	$(158)	$(1,248)	$(32)	$(621)	$(2)	$6	$(21)

Shares of Beneficial Interest:
Shares Sold	850	650	50	300	0	150	0	0
Shares Redeemed	(300)	(1,700)	(250)	(150)	(150)	0	0	0
Net increase (decrease) in shares outstanding	550	(1,050)	(200)	150	(150)	150	0	0

**	See Note 12 in the Notes to Financial Statements.
(a)	See Note 2(d) in the Notes to Financial Statements.

44	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Build America Bond Exchange- Traded Fund		PIMCO Diversified Income Exchange- Traded Fund	PIMCO Enhanced Short Maturity Exchange- Traded Fund		PIMCO Foreign Currency Strategy Exchange- Traded Fund		PIMCO Global Advantage® Inflation-Linked Bond Exchange- Traded Fund

Year Ended June 30, 2014	Year Ended June 30, 2013	Period from January 22, 2014 to June 30, 2014	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Period from February 11, 2013 to June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

$955	$1,653	$622	$26,240	$20,751	$167	$66	$4,719	$2,421
(1,367)	938	318	7,018	4,981	(849)	(563)	(4,751)	(2,011)
2,282	(3,374)	1,285	7,016	(4,929)	1,369	(1,102)	10,207	(11,316)
1,870	(783)	2,225	40,274	20,803	687	(1,599)	10,175	(10,906)

(903)	(1,711)	(568)	(26,777)	(21,767)	0	0	(931)	(690)
(868)	(1,124)	0	(5,604)	0	0	0	(431)	(312)
0	0	0	0	0	0	0	0	0

(1,771)	(2,835)	(568)	(32,381)	(21,767)	0	0	(1,362)	(1,002)

4,973	19,928	63,166	1,469,252	2,450,336	0	36,923	33,649	108,001
(12,489)	(22,360)	(20,117)	(1,455,864)	(412,099)	(4,726)	(9,868)	(24,483)	(4,813)
(7,516)	(2,432)	43,049	13,388	2,038,237	(4,726)	27,055	9,166	103,188

(7,417)	(6,050)	44,706	21,281	2,037,273	(4,039)	25,456	17,979	91,280

31,051	37,101	0	3,752,615	1,715,342	25,456	0	119,436	28,156
$23,634	$31,051	$44,706	$3,773,896	$3,752,615	$21,417	$25,456	$137,415	$119,436

$(71)	$(122)	$49	$1,534	$124	$(417)	$(48)	$1,580	$(436)

100	350	1,260	14,490	24,150	0	740	700	2,000
(250)	(400)	(400)	(14,350)	(4,060)	(100)	(200)	(500)	(100)
(150)	(50)	860	140	20,090	(100)	540	200	1,900

ANNUAL REPORT	JUNE 30, 2014	45

Statements of Changes in Net Assets (Cont.)

	PIMCO Intermediate Municipal Bond Exchange- Traded Fund		PIMCO Low Duration Exchange- Traded Fund	PIMCO Short Term Municipal Bond Exchange- Traded Fund		PIMCO Total Return Exchange- Traded Fund

(Amounts in thousands)	Year Ended June 30, 2014	Year Ended June 30, 2013	Period from January 22, 2014 to June 30, 2014	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:(a)
Net investment income	$3,957	$4,450	$150	$388	$420	$82,474	$84,979
Net realized gain (loss)	(1,260)	(543)	86	(180)	(2)	(133,776)	59,381
Net change in unrealized appreciation (depreciation)	5,494	(6,052)	166	616	(440)	225,061	(123,471)
Net increase (decrease) resulting from operations	8,191	(2,145)	402	824	(22)	173,759	20,889

Distributions to Shareholders:
From net investment income	(4,026)	(4,408)	(138)	(332)	(498)	(60,989)	(83,503)
From net realized capital gains	0	(264)	0	0	(5)	(14,866)	(31,360)

Total Distributions	(4,026)	(4,672)	(138)	(332)	(503)	(75,855)	(114,863)

Fund Share Transactions:(a)
Receipts for shares sold	36,706	78,630	154,645	20,087	27,784	97,253	3,467,911
Cost of shares redeemed	(18,254)	(37,458)	(15,159)	(5,039)	(10,051)	(1,161,905)	(741,210)
Net increase (decrease) resulting from Fund share transactions**	18,452	41,172	139,486	15,048	17,733	(1,064,652)	2,726,701

Total Increase (Decrease) in Net Assets	22,617	34,355	139,750	15,540	17,208	(966,748)	2,632,727

Net Assets:
Beginning of year or period	187,931	153,576	0	60,671	43,463	4,398,592	1,765,865
End of year or period*	$210,548	$187,931	$139,750	$76,211	$60,671	$3,431,844	$4,398,592

* Including undistributed (overdistributed) net investment income of:	$(69)	$0	$0	$(19)	$(75)	$559	$29,317

Shares of Beneficial Interest:
Shares Sold	700	1,450	1,530	400	550	900	31,800
Shares Redeemed	(350)	(700)	(150)	(100)	(200)	(11,000)	(6,900)
Net increase (decrease) in shares outstanding	350	750	1,380	300	350	(10,100)	24,900

**	See Note 12 in the Notes to Financial Statements.
(a)	See Note 2(d) in the Notes to Financial Statements.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 98.8%

U.S. Treasury Bonds
7.250% due 05/15/2016	$2,960	$3,339

U.S. Treasury Notes
0.250% due 07/15/2015	4,330	4,334
0.250% due 08/15/2015	7,690	7,698
0.250% due 09/15/2015	1,560	1,562
0.250% due 09/30/2015	1,635	1,637
0.250% due 10/15/2015	8,330	8,339
0.250% due 10/31/2015	1,720	1,721
0.250% due 11/30/2015	1,040	1,040
0.250% due 12/15/2015	4,170	4,171
0.250% due 02/29/2016	3,120	3,117
0.250% due 04/15/2016	2,790	2,784
0.375% due 11/15/2015	2,080	2,085
0.375% due 03/15/2016	3,210	3,212
0.500% due 06/15/2016	4,800	4,806
0.625% due 07/15/2016	2,780	2,788

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.625% due 08/15/2016	$2,780	$2,787
0.625% due 10/15/2016	2,600	2,603
0.625% due 11/15/2016	5,635	5,636
0.625% due 02/15/2017	2,080	2,075
0.750% due 03/15/2017	3,020	3,020
0.875% due 09/15/2016	3,385	3,410
0.875% due 11/30/2016	5,210	5,242
0.875% due 12/31/2016	5,290	5,317
0.875% due 01/31/2017	5,210	5,233
0.875% due 04/15/2017	3,120	3,128
0.875% due 05/15/2017	3,000	3,004
0.875% due 06/15/2017	3,000	3,001
1.000% due 09/30/2016	1,720	1,737
1.750% due 05/31/2016	3,980	4,081
2.000% due 01/31/2016	3,305	3,394
2.000% due 04/30/2016	2,940	3,027
2.375% due 03/31/2016	3,620	3,749
2.750% due 05/31/2017	1,000	1,055
3.000% due 08/31/2016	1,040	1,096
3.125% due 04/30/2017	3,500	3,726

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.250% due 07/31/2016	$3,240	$3,426
4.500% due 02/15/2016	3,305	3,530

Total U.S. Treasury Obligations (Cost $125,744)		125,910

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (a) 1.1%
		1,416

Total Short-Term Instruments (Cost $1,416)		1,416

Total Investments in Securities (Cost $127,160)		127,326

Total Investments 99.9% (Cost $127,160)		$127,326

Other Assets and Liabilities, net 0.1%		116

Net Assets 100.0%		$127,442

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$1,416	Freddie Mac 2.000% due 01/30/2023	$(1,447)	$1,416	$1,416
Total Repurchase Agreements						$(1,447)	$1,416	$1,416

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,416	$0	$0	$0	$1,416	$(1,447)	$(31)
Total Borrowings and Other Financing Transactions	$1,416	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$125,910	$0	$125,910
Short-Term Instruments
Repurchase Agreements	0	1,416	0	1,416
Total Investments	$0	$127,326	$0	$127,326

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	47

Schedule of Investments PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Bonds
7.875% due 02/15/2021	$120	$164
8.750% due 08/15/2020	285	398

U.S. Treasury Notes
0.500% due 07/31/2017	200	197
0.625% due 08/31/2017	600	593
0.625% due 11/30/2017	1,250	1,231
0.750% due 02/28/2018	220	217
0.875% due 07/31/2019	450	433
1.000% due 06/30/2019	265	257
1.000% due 09/30/2019	160	154
1.000% due 11/30/2019	410	394
1.125% due 03/31/2020	220	211
1.125% due 04/30/2020	360	345
1.250% due 10/31/2018	325	322
1.250% due 01/31/2019	638	631
1.250% due 04/30/2019	250	246

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.250% due 02/29/2020	$160	$155
1.375% due 11/30/2018	184	184
1.375% due 12/31/2018	310	309
1.375% due 01/31/2020	190	186
1.375% due 05/31/2020	220	214
1.500% due 08/31/2018	171	172
1.500% due 03/31/2019	875	873
1.750% due 10/31/2018	474	481
1.750% due 10/31/2020	695	685
1.875% due 06/30/2020	160	160
2.000% due 09/30/2020	230	230
2.250% due 07/31/2018	323	335
2.250% due 03/31/2021	100	101
2.375% due 05/31/2018	287	299
2.375% due 06/30/2018	183	191
2.375% due 12/31/2020	375	383
2.500% due 06/30/2017	461	483
2.625% due 04/30/2018	600	631
2.625% due 08/15/2020	385	401
2.750% due 02/28/2018	190	201

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.125% due 05/15/2021	$410	$438
3.375% due 11/15/2019	190	206

Total U.S. Treasury Obligations (Cost $13,173)		13,111

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (a) 1.1%
		143

Total Short-Term Instruments (Cost $143)		143

Total Investments in Securities (Cost $13,316)		13,254

Total Investments 100.0% (Cost $13,316)		$13,254

Other Assets and Liabilities, net 0.0%		(3)

Net Assets 100.0%		$13,251

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$143	Freddie Mac 2.000% due 01/30/2023	$(150)	$143	$143
Total Repurchase Agreements						$(150)	$143	$143

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$143	$0	$0	$0	$143	$(150)	$(7)
Total Borrowings and Other Financing Transactions	$143	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$13,111	$0	$13,111
Short-Term Instruments
Repurchase Agreements	0	143	0	143
Total Investments	$0	$13,254	$0	$13,254

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

48	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.4%

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Bonds
5.250% due 11/15/2028	$1,600	$2,048
5.500% due 08/15/2028	1,070	1,399
6.000% due 02/15/2026	2,980	3,982
6.125% due 11/15/2027	395	542
6.250% due 08/15/2023	3,018	3,980
6.375% due 08/15/2027	2,210	3,090
7.625% due 02/15/2025	1,000	1,476
8.125% due 08/15/2021	3,670	5,144

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

U.S. Treasury Notes
1.625% due 11/15/2022	$12,475	$11,786
1.750% due 05/15/2022	2,230	2,146
1.750% due 05/15/2023	2,610	2,471
2.000% due 11/15/2021	6,825	6,738
2.000% due 02/15/2022	4,520	4,449
2.000% due 02/15/2023	7,100	6,891
2.125% due 08/15/2021	3,580	3,577
2.500% due 05/15/2024	3,855	3,847
2.750% due 11/15/2023	4,420	4,528
2.750% due 02/15/2024	5,085	5,197

Total U.S. Treasury Obligations (Cost $72,758)		73,291

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
$222

Total Short-Term Instruments (Cost $222)	222

Total Investments in Securities (Cost $72,980)	73,513

Total Investments 99.4% (Cost $72,980)	$73,513

Other Assets and Liabilities, net 0.6%	456

Net Assets 100.0%	$73,969

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$222	Freddie Mac 2.000% due 01/30/2023	$(229)	$222	$222
Total Repurchase Agreements						$(229)	$222	$222

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$222	$0	$0	$0	$222	$(229)	$(7)
Total Borrowings and Other Financing Transactions	$222	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$73,291	$0	$73,291
Short-Term Instruments
Repurchase Agreements	0	222	0	222
Total Investments	$0	$73,513	$0	$73,513

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	49

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.8%

U.S. TREASURY OBLIGATIONS 100.8%

U.S. Treasury Strips
0.000% due 05/15/2039	$9,987	$4,301
0.000% due 08/15/2039	9,646	4,116
0.000% due 11/15/2039	10,203	4,315
0.000% due 02/15/2040	9,545	4,009
0.000% due 05/15/2040	9,748	4,051
0.000% due 08/15/2040	9,978	4,107
0.000% due 11/15/2040	9,711	3,962
0.000% due 02/15/2041	10,416	4,227
0.000% due 05/15/2041	9,336	3,748
0.000% due 08/15/2041	10,416	4,126
0.000% due 11/15/2041	9,336	3,648
0.000% due 02/15/2042	10,416	4,024
0.000% due 05/15/2042	8,866	3,389
0.000% due 08/15/2042	10,518	3,971

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 11/15/2042	$9,614	$3,590
0.000% due 02/15/2043	9,871	3,650
0.000% due 05/15/2043	9,908	3,624
0.000% due 08/15/2043	10,069	3,647
0.000% due 11/15/2043	9,604	3,444
0.000% due 02/15/2044	9,999	3,547

Total U.S. Treasury Obligations (Cost $80,547)		77,496

Total Investments in Securities (Cost $80,547)		77,496

Total Investments 100.8% (Cost $80,547)		$77,496

Other Assets and Liabilities, net (0.8%)		(594)

Net Assets 100.0%		$76,902

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$77,496	$0	$77,496

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$171,524	$176,101
0.125% due 04/15/2017	188,707	195,260
0.125% due 04/15/2018	207,153	214,015
0.125% due 04/15/2019	74,710	76,925
1.375% due 07/15/2018	68,561	74,933
1.625% due 01/15/2018	76,823	83,815
1.875% due 07/15/2015	81,022	84,187
2.000% due 01/15/2016	82,451	86,967
2.125% due 01/15/2019	66,007	74,356
2.375% due 01/15/2017	84,307	92,263
2.500% due 07/15/2016	91,142	98,946
2.625% due 07/15/2017	64,575	72,311

Total U.S. Treasury Obligations (Cost $1,324,270)		1,330,079

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$605

Total Short-Term Instruments (Cost $605)	605

Total Investments in Securities (Cost $1,324,875)	1,330,684

Total Investments 99.5% (Cost $1,324,875)	$1,330,684

Other Assets and Liabilities, net 0.5%	7,191

Net Assets 100.0%	$1,337,875

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE	AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$605	Freddie Mac 2.000% due 01/30/2023	$(618)	$605	$605
Total Repurchase Agreements						$(618)	$605	$605

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$605	$0	$0	$0	$605	$(618)	$(13)
Total Borrowings and Other Financing Transactions	$605	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,330,079	$0	$1,330,079
Short-Term Instruments
Repurchase Agreements	0	605	0	605
Total Investments	$0	$1,330,684	$0	$1,330,684

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	51

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.4%

U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$13,821	$12,530
0.750% due 02/15/2042	12,507	11,754
1.375% due 02/15/2044	8,920	9,794
2.125% due 02/15/2040	8,346	10,603
2.125% due 02/15/2041	15,005	19,210
3.375% due 04/15/2032	3,662	5,284

Total U.S. Treasury Obligations (Cost $73,075)		69,175

Total Investments in Securities (Cost $73,075)		69,175

Total Investments 99.4% (Cost $73,075)		$69,175

Other Assets and Liabilities, net 0.6%		395

Net Assets 100.0%		$69,570

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$69,175	$0	$69,175

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.1%

U.S. TREASURY OBLIGATIONS 99.2%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$3,795	$3,821
0.125% due 07/15/2022	4,113	4,140
0.125% due 01/15/2023	4,734	4,718
0.625% due 01/15/2024	6,309	6,535
0.625% due 02/15/2043	2,691	2,440
0.750% due 02/15/2042	3,685	3,463
1.125% due 01/15/2021	9,926	10,754
1.375% due 01/15/2020	6,842	7,506
1.625% due 01/15/2018	8,449	9,218

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.750% due 01/15/2028	$3,731	$4,293
1.875% due 07/15/2019	4,838	5,447
2.000% due 01/15/2016	3,105	3,275
2.000% due 01/15/2026	3,957	4,660
2.125% due 02/15/2040	1,783	2,266
2.125% due 02/15/2041	3,148	4,030
2.375% due 01/15/2017	5,354	5,859
2.375% due 01/15/2025	4,408	5,340
2.500% due 07/15/2016	5,608	6,088
2.500% due 01/15/2029	6,474	8,163
2.625% due 07/15/2017	3,117	3,490

Total U.S. Treasury Obligations (Cost $106,182)		105,506

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (b) 0.9%
$959

Total Short-Term Instruments (Cost $959)	959

Total Investments in Securities (Cost $107,141)	106,465

Total Investments 100.1% (Cost $107,141)	$106,465

Other Assets and Liabilities, net (0.1%)	(63)

Net Assets 100.0%	$106,402

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE	AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$959	Freddie Mac 2.000% due 01/30/2023	$(978)	$959	$959
Total Repurchase Agreements						$(978)	$959	$959

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$959	$0	$0	$0	$959	$(978)	$(19)
Total Borrowings and Other Financing Transactions	$959	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$105,506	$0	$105,506
Short-Term Instruments
Repurchase Agreements	0	959	0	959
Total Investments	$0	$106,465	$0	$106,465

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	53

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.8%

CORPORATE BONDS & NOTES 91.1%

BANKING & FINANCE 20.8%

AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	$400	$403
3.750% due 05/15/2019	11,175	11,273

Affinion Investments LLC
13.500% due 08/15/2018 (e)	4,000	4,180

AGFC Capital Trust
6.000% due 01/15/2067	1,500	1,297

Aircastle Ltd.
6.750% due 04/15/2017	15,104	16,841

Ally Financial, Inc.
2.750% due 01/30/2017	1,800	1,825
3.125% due 01/15/2016	750	772
3.500% due 07/18/2016	12,500	12,922
3.500% due 01/27/2019	11,623	11,765
4.625% due 06/26/2015	33,400	34,527
4.750% due 09/10/2018	1,000	1,064
5.500% due 02/15/2017	49,983	54,263
6.250% due 12/01/2017	2,000	2,240

Barclays Bank PLC
7.750% due 04/10/2023	11,125	12,396

Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	6,900	7,486

CIT Group, Inc.
3.875% due 02/19/2019	150	153
4.250% due 08/15/2017	51,683	54,041
4.750% due 02/15/2015	9,003	9,200
5.000% due 05/15/2017	57,718	61,650
6.625% due 04/01/2018	675	761

ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	500	501

Credit Agricole S.A.
6.637% due 05/31/2017 (c)(e)	8,025	8,542

E*TRADE Financial Corp.
6.000% due 11/15/2017	31,270	32,677
6.375% due 11/15/2019	5,641	6,135
6.750% due 06/01/2016	1,700	1,853

Eksportfinans ASA
2.000% due 09/15/2015	26,565	26,605
2.375% due 05/25/2016	43,493	43,602
3.000% due 11/17/2014	1,100	1,108
5.500% due 05/25/2016	35,115	37,485
5.500% due 06/26/2017	1,375	1,478

General Motors Financial Co., Inc.
2.750% due 05/15/2016	8,400	8,542
3.250% due 05/15/2018	17,050	17,306
4.750% due 08/15/2017	41,025	43,743

Genworth Holdings, Inc.
6.150% due 11/15/2066	750	715

HBOS PLC
6.750% due 05/21/2018	9,875	11,395

Icahn Enterprises LP
3.500% due 03/15/2017	14,370	14,568
4.875% due 03/15/2019	14,509	14,981

International Lease Finance Corp.
6.250% due 05/15/2019	8,000	8,980
6.500% due 09/01/2014	2,290	2,310
6.750% due 09/01/2016	28,270	31,415
8.625% due 09/15/2015	39,740	43,118
8.750% due 03/15/2017	30,350	35,339

iStar Financial, Inc.
4.000% due 11/01/2017	6,000	6,045
5.000% due 07/01/2019	3,700	3,718

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.125% due 02/15/2018	$2,975	$3,317
9.000% due 06/01/2017	1,500	1,740

Nationstar Mortgage LLC
6.500% due 08/01/2018	4,000	4,130

Nuveen Investments, Inc.
9.125% due 10/15/2017	9,900	10,779

Radian Group, Inc.
5.500% due 06/01/2019	4,200	4,310

Realogy Group LLC
4.500% due 04/15/2019	4,200	4,210

Resona Preferred Global Securities Cayman Ltd.
7.191% due 07/30/2015 (c)	21,820	23,047

Royal Bank of Scotland Group PLC
5.000% due 10/01/2014	24,538	24,770
5.050% due 01/08/2015	24,524	24,979
6.990% due 10/05/2017 (c)	1,500	1,755
7.648% due 09/30/2031 (c)	9,383	11,400

SLM Corp.
3.875% due 09/10/2015	26,434	27,095
4.875% due 06/17/2019	5,000	5,165
5.050% due 11/14/2014	17,915	18,206
5.500% due 01/15/2019	10,820	11,523
6.000% due 01/25/2017	150	163
6.250% due 01/25/2016	29,925	31,908
7.250% due 01/25/2022	500	554
8.450% due 06/15/2018	27,860	32,997

SMFG Preferred Capital Ltd.
6.078% due 01/25/2017 (c)	1,750	1,907

Societe Generale S.A.
5.922% due 04/05/2017 (c)	1,450	1,555

Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (a)	4,175	4,363

Springleaf Finance Corp.
5.400% due 12/01/2015	19,765	20,813
5.750% due 09/15/2016	2,000	2,130
6.900% due 12/15/2017	45,077	50,148

TMX Finance LLC
8.500% due 09/15/2018	4,000	4,260

UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)(e)	34,805	37,198

		1,065,642

INDUSTRIALS 60.6%

21st Century Oncology, Inc.
8.875% due 01/15/2017	8,500	8,808
9.875% due 04/15/2017 (e)	1,250	1,156

ADT Corp.
2.250% due 07/15/2017	9,025	8,963
3.500% due 07/15/2022	575	525
4.125% due 04/15/2019 (e)	5,450	5,498

Advanced Micro Devices, Inc.
6.750% due 03/01/2019	7,475	7,989

Affinion Group Holdings, Inc.
11.625% due 11/15/2015	1,050	1,061

Affinion Group, Inc.
7.875% due 12/15/2018	3,350	3,057
11.500% due 10/15/2015	1,000	1,010

Afren PLC
11.500% due 02/01/2016 (e)	6,750	7,568

Aguila S.A.
7.875% due 01/31/2018	27,318	28,838

Ainsworth Lumber Co. Ltd.
7.500% due 12/15/2017	720	762

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Alcoa, Inc.
5.550% due 02/01/2017	$1,350	$1,474
5.720% due 02/23/2019	10,175	11,324
6.750% due 07/15/2018	6,175	7,100

Alere, Inc.
6.500% due 06/15/2020	2,000	2,110
8.625% due 10/01/2018	21,842	23,098

Aleris International, Inc.
7.625% due 02/15/2018	5,900	6,129
7.875% due 11/01/2020	5,375	5,630

Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	40,410	43,138
10.750% due 10/15/2019	7,550	7,814

Alion Science and Technology Corp. (10.000% Cash and 2.000% PIK)
12.000% due 11/01/2014 (a)	3,442	3,418

Alpha Natural Resources, Inc.
9.750% due 04/15/2018 (e)	4,200	3,864

American Achievement Corp.
10.875% due 04/15/2016	1,350	1,394

Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (a)	11,725	12,179

ArcelorMittal
4.250% due 08/05/2015	36,825	37,930
5.000% due 02/25/2017	36,715	38,964

Arch Coal, Inc.
8.000% due 01/15/2019	13,250	13,151

ARD Finance S.A. (11.125% Cash or 11.125% PIK)
11.125% due 06/01/2018 (a)	8,135	8,611

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	31,030	32,765

Ashland, Inc.
3.000% due 03/15/2016	800	820
3.875% due 04/15/2018	38,659	39,964

Associated Materials LLC
9.125% due 11/01/2017	38,555	40,145

AutoNation, Inc.
6.750% due 04/15/2018	14,545	16,836

Avaya, Inc.
7.000% due 04/01/2019	14,100	14,170

Aviation Capital Group Corp.
3.875% due 09/27/2016	3,800	3,935
4.625% due 01/31/2018	4,810	5,077

Barminco Finance Pty. Ltd.
9.000% due 06/01/2018	2,900	2,864

Beazer Homes USA, Inc.
8.125% due 06/15/2016	9,733	10,804

Berry Plastics Corp.
9.750% due 01/15/2021	24,835	28,436

Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,000	1,028
6.000% due 06/15/2017	8,525	8,759

BlueLine Rental Finance Corp.
7.000% due 02/01/2019	21,664	23,180

Bombardier, Inc.
4.250% due 01/15/2016	14,710	15,262
7.500% due 03/15/2018	3,000	3,397

Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	29,475	28,885

Brinker International, Inc.
2.600% due 05/15/2018	4,490	4,494

Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	37,404	40,022

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Cablevision Systems Corp.
7.750% due 04/15/2018	$6,000	$6,810
8.625% due 09/15/2017	14,450	16,852

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018	35,460	13,608
10.000% due 12/15/2018 (e)	9,566	3,970
10.750% due 02/01/2016	11,175	8,130
11.250% due 06/01/2017	19,484	17,925
12.750% due 04/15/2018	13,750	6,187

Calcipar S.A.
6.875% due 05/01/2018	12,475	13,223

Capella Healthcare, Inc.
9.250% due 07/01/2017	18,125	19,077

Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	3,876	4,000

Case New Holland Industrial, Inc.
7.875% due 12/01/2017	36,405	42,594

CCO Holdings LLC
7.250% due 10/30/2017	3,110	3,289

CDW LLC
8.500% due 04/01/2019	4,200	4,567

Centex Corp.
6.500% due 05/01/2016	1,025	1,122

Central Garden and Pet Co.
8.250% due 03/01/2018 (e)	14,277	14,884

Cenveo Corp.
6.000% due 08/01/2019	4,450	4,472
11.500% due 05/15/2017	1,000	1,060

Ceridian LLC
8.125% due 11/15/2017	8,450	8,556

Chesapeake Energy Corp.
6.500% due 08/15/2017	1,250	1,406
7.250% due 12/15/2018	5,000	5,925

Chrysler Group LLC
8.000% due 06/15/2019	19,565	21,277

Claire’s Stores, Inc.
8.875% due 03/15/2019 (e)	3,750	3,281
9.000% due 03/15/2019	14,775	15,495

Clear Channel Communications, Inc.
10.000% due 01/15/2018	7,450	7,236
10.750% due 08/01/2016	2,750	2,774

Clear Channel Communications, Inc. (11.000% Cash or 11.750% PIK)
11.000% due 08/01/2016 (a)	2,001	2,019

CMA CGM S.A.
8.500% due 04/15/2017	11,900	12,346

CNH America LLC
7.250% due 01/15/2016	1,000	1,080

CNH Capital LLC
3.625% due 04/15/2018	750	770
3.875% due 11/01/2015	32,720	33,538

Commercial Metals Co.
6.500% due 07/15/2017	750	839

Community Health Systems, Inc.
5.125% due 08/15/2018	24,455	25,708

Constellation Brands, Inc.
7.250% due 09/01/2016	1,400	1,564
7.250% due 05/15/2017	33,445	38,399
8.375% due 12/15/2014	2,850	2,948

ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	24,750	25,369

CSC Holdings LLC
8.625% due 02/15/2019	11,425	13,624

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

D.R. Horton, Inc.
3.750% due 03/01/2019	$6,975	$7,027
4.750% due 05/15/2017	12,404	13,210

Dean Foods Co.
7.000% due 06/01/2016	18,949	20,797

Dell, Inc.
2.300% due 09/10/2015	26,121	26,423
3.100% due 04/01/2016	4,850	4,971

Diamond Foods, Inc.
7.000% due 03/15/2019	650	683

DISH DBS Corp.
4.250% due 04/01/2018	24,250	25,281
6.625% due 10/01/2014	400	406
7.125% due 02/01/2016	56,316	61,032
7.750% due 05/31/2015	100	106

DJO Finance LLC
7.750% due 04/15/2018	11,785	12,433
9.750% due 10/15/2017	2,550	2,684
9.875% due 04/15/2018	35,835	38,881

DynCorp International, Inc.
10.375% due 07/01/2017	1,000	1,046

El Paso LLC
7.000% due 06/15/2017	24,269	27,515

Endeavour International Corp.
12.000% due 03/01/2018	2,950	2,707

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,408

Essar Steel Algoma, Inc.
9.875% due 06/15/2015 (e)	925	601

Florida East Coast Holdings Corp.
6.750% due 05/01/2019	3,675	3,891

FMG Resources Pty. Ltd.
6.000% due 04/01/2017	28,340	29,350
6.875% due 02/01/2018	2,500	2,631

Forest Laboratories, Inc.
4.375% due 02/01/2019	6,400	6,920

Fresenius Medical Care U.S. Finance, Inc.
6.875% due 07/15/2017	12,810	14,571

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	17,851	19,324

General Motors Co.
3.500% due 10/02/2018	2,000	2,050

Global Ship Lease, Inc.
10.000% due 04/01/2019	500	540

GLP Capital LP
4.375% due 11/01/2018	8,290	8,580

Greif, Inc.
6.750% due 02/01/2017	15,171	16,916

Guitar Center, Inc.
6.500% due 04/15/2019	4,200	4,168

Hanson Ltd.
6.125% due 08/15/2016	14,285	15,642

Hapag-Lloyd AG
9.750% due 10/15/2017 (e)	11,930	12,855

Harvest Operations Corp.
6.875% due 10/01/2017	9,200	10,028

HCA, Inc.
3.750% due 03/15/2019	6,500	6,573
6.500% due 02/15/2016	48,175	51,969

HD Supply, Inc.
8.125% due 04/15/2019	6,500	7,182

Headwaters, Inc.
7.250% due 01/15/2019	3,275	3,480

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hertz Corp.
4.250% due 04/01/2018	$3,200	$3,296

Hexion U.S. Finance Corp.
8.875% due 02/01/2018	21,050	21,945

Hospira, Inc.
5.200% due 08/12/2020	4,616	5,058
6.050% due 03/30/2017	6,681	7,374

Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018	22,322	23,717

Hyva Global BV
8.625% due 03/24/2016	7,850	8,184

Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	1,200	1,226

Imperial Metals Corp.
7.000% due 03/15/2019	400	412

INEOS Group Holdings S.A.
6.125% due 08/15/2018	41,205	42,802

Infor U.S., Inc.
9.375% due 04/01/2019	5,000	5,587

Intelsat Luxembourg S.A.
6.750% due 06/01/2018	33,350	35,476

Interactive Data Corp.
5.875% due 04/15/2019	9,250	9,435

Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	1,225	1,295

inVentiv Health, Inc.
9.000% due 01/15/2018	19,725	21,303
11.000% due 08/15/2018	3,180	3,053

Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (a)	35,276	36,687

Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	2,000	2,070

Jarden Corp.
7.500% due 05/01/2017	1,500	1,710

JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	925
6.875% due 10/15/2015 (e)	6,475	6,596
7.950% due 04/01/2017 (e)	1,250	1,269

JMC Steel Group, Inc.
8.250% due 03/15/2018	25,040	25,666

KB Home
4.750% due 05/15/2019	4,350	4,393
6.250% due 06/15/2015	735	769

Kinetic Concepts, Inc.
10.500% due 11/01/2018	34,507	39,079

Kratos Defense & Security Solutions, Inc.
7.000% due 05/15/2019	4,200	4,378

L Brands, Inc.
8.500% due 06/15/2019	755	931

Lafarge S.A.
6.200% due 07/09/2015	1,500	1,579
6.500% due 07/15/2016	16,181	17,799

Lantheus Medical Imaging, Inc.
9.750% due 05/15/2017	500	521

Lennar Corp.
4.125% due 12/01/2018	500	513
4.750% due 12/15/2017	3,995	4,245
5.600% due 05/31/2015	14,920	15,498
12.250% due 06/01/2017	1,000	1,275

Level 3 Financing, Inc.
8.125% due 07/01/2019	250	274

Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	19,394	15,855

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	55

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	$15,070	$15,070

Masco Corp.
6.125% due 10/03/2016	25,055	27,717

McClatchy Co.
9.000% due 12/15/2022	27,761	31,821

Meritor, Inc.
8.125% due 09/15/2015	1,050	1,131

MGM Resorts International
6.625% due 07/15/2015	25,377	26,709
7.625% due 01/15/2017	24,120	27,316
10.000% due 11/01/2016	18,925	22,473

Michaels Stores, Inc.
7.750% due 11/01/2018	6,560	6,954

Modular Space Corp.
10.250% due 01/31/2019	800	844

Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	975	980

Mylan, Inc.
6.000% due 11/15/2018	1,700	1,778

New Enterprise Stone & Lime Co., Inc.
11.000% due 09/01/2018	2,500	2,400

New York Times Co.
6.625% due 12/15/2016	250	278

Novelis, Inc.
8.375% due 12/15/2017	34,495	36,815

Numericable Group S.A.
4.875% due 05/15/2019	29,200	30,003

NXP BV
3.500% due 09/15/2016	8,300	8,476

Orion Engineered Carbons Finance & Co. S.C.A. (9.250% Cash or 10.000% PIK)
9.250% due 08/01/2019 (a)	3,100	3,241

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	30,869	34,110

Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	2,125

Packaging Dynamics Corp.
8.750% due 02/01/2016	2,175	2,242

Peabody Energy Corp.
6.000% due 11/15/2018	23,006	24,099
7.375% due 11/01/2016	4,150	4,581

Perstorp Holding AB
8.750% due 05/15/2017 (e)	16,665	17,957
11.000% due 08/15/2017 (e)	14,000	15,120

Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	24,680	25,359

PHH Corp.
7.375% due 09/01/2019	20,325	23,425
9.250% due 03/01/2016	1,000	1,125

PHI, Inc.
5.250% due 03/15/2019	1,050	1,074

Pittsburgh Glass Works LLC
8.000% due 11/15/2018	32,537	35,547

PQ Corp.
8.750% due 05/01/2018	18,110	19,717

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,000	1,060
8.500% due 05/15/2018	36,355	38,082

Rockies Express Pipeline LLC
3.900% due 04/15/2015	750	759
6.000% due 01/15/2019	10,950	11,525
6.850% due 07/15/2018	4,550	4,937

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Royal Caribbean Cruises Ltd.
11.875% due 07/15/2015	$1,350	$1,502

RR Donnelley & Sons Co.
6.125% due 01/15/2017	98	108
7.250% due 05/15/2018	19,366	22,513

Ryerson, Inc.
9.000% due 10/15/2017	12,970	13,910

Ryland Group, Inc.
6.625% due 05/01/2020	250	273

Sabine Pass LNG LP
7.500% due 11/30/2016	50,671	56,245

Sabre Holdings Corp.
8.350% due 03/15/2016	750	833

Sanmina Corp.
4.375% due 06/01/2019	4,200	4,205

Schaeffler Finance BV
7.750% due 02/15/2017	36,030	40,804

Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	17,150	18,158

Sears Holdings Corp.
6.625% due 10/15/2018 (e)	13,500	12,504

Sequa Corp.
7.000% due 12/15/2017	30,068	29,617

Service Corp. International
7.000% due 06/15/2017	1,250	1,403

Sitel LLC
11.000% due 08/01/2017	2,300	2,461
11.500% due 04/01/2018	8,950	8,860

Smithfield Foods, Inc.
7.750% due 07/01/2017	22,168	25,604

SPX Corp.
6.875% due 09/01/2017	1,250	1,412

Standard Pacific Corp.
8.375% due 05/15/2018	3,000	3,555

STHI Holding Corp.
8.000% due 03/15/2018	17,809	18,900

SUPERVALU, Inc.
8.000% due 05/01/2016	14,950	16,501

T-Mobile USA, Inc.
5.250% due 09/01/2018	12,100	12,750
6.464% due 04/28/2019	20,400	21,522

Telesat Canada
6.000% due 05/15/2017	23,725	24,496

Tenet Healthcare Corp.
5.000% due 03/01/2019	8,230	8,364
9.250% due 02/01/2015	20,779	21,851

Tervita Corp.
8.000% due 11/15/2018	7,950	8,328

Tesoro Corp.
4.250% due 10/01/2017	2,000	2,100

Thompson Creek Metals Co., Inc.
9.750% due 12/01/2017	5,900	6,711

Tops Holding Corp.
8.750% due 06/15/2018	1,000	1,048

Toys “R” Us, Inc.
7.375% due 09/01/2016 (e)	17,250	16,042
10.375% due 08/15/2017 (e)	2,000	1,695

TransUnion Holding Co., Inc.
9.625% due 06/15/2018	36,325	38,341

Travelport LLC
13.875% due 03/01/2016	1,957	2,026

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019	$34,775	$37,557

TRW Automotive, Inc.
7.250% due 03/15/2017	1,750	1,999

UCI International, Inc.
8.625% due 02/15/2019	4,200	4,011

United Airlines, Inc.
6.750% due 09/15/2015	2,850	2,882

United Rentals North America, Inc.
5.750% due 07/15/2018	7,000	7,437

United States Steel Corp.
6.050% due 06/01/2017	1,000	1,088

Univision Communications, Inc.
6.875% due 05/15/2019	5,650	6,045

USG Corp.
6.300% due 11/15/2016	26,126	28,347
9.750% due 01/15/2018	10,720	12,891

Valeant Pharmaceuticals International, Inc.
6.750% due 10/01/2017	14,845	15,513
6.750% due 08/15/2018	28,615	30,904

Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (a)	2,705	2,888

Venoco, Inc.
8.875% due 02/15/2019	2,900	2,835

Verso Paper Holdings LLC
11.750% due 01/15/2019	6,850	6,845

Vertellus Specialties, Inc.
9.375% due 10/01/2015 (e)	2,100	2,116

Viasystems, Inc.
7.875% due 05/01/2019	1,700	1,806

Visant Corp.
10.000% due 10/01/2017	2,000	1,875

Vulcan Materials Co.
6.500% due 12/01/2016	268	298
7.000% due 06/15/2018	1,700	1,966

VWR Funding, Inc.
7.250% due 09/15/2017	23,456	24,893

Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (a)	400	413

Whiting Petroleum Corp.
5.000% due 03/15/2019	4,350	4,600
6.500% due 10/01/2018	2,175	2,273

Wind Acquisition Finance S.A.
7.250% due 02/15/2018	14,000	14,805
7.375% due 04/23/2021	12,350	13,214

Windstream Corp.
7.875% due 11/01/2017	22,589	26,119

Wise Metals Group LLC
8.750% due 12/15/2018	26,350	28,721

		3,101,239

UTILITIES 9.7%

AES Corp.
3.229% due 06/01/2019	4,200	4,242
7.750% due 10/15/2015	10,014	10,765
9.750% due 04/15/2016	20,930	23,756

Alcatel-Lucent USA, Inc.
4.625% due 07/01/2017	25,450	26,404

CenturyLink, Inc.
5.150% due 06/15/2017	22,695	24,624
6.000% due 04/01/2017	24,267	26,906

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Cincinnati Bell, Inc.
8.750% due 03/15/2018	$1,000	$1,050

DPL, Inc.
6.500% due 10/15/2016	595	644

Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	15,175	15,592

EXCO Resources, Inc.
7.500% due 09/15/2018	19,109	19,682

Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	26,935	28,248

Frontier Communications Corp.
8.125% due 10/01/2018	21,873	25,701
8.250% due 04/15/2017	8,215	9,581

GenOn Energy, Inc.
7.875% due 06/15/2017	22,275	23,779

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	1,000	1,095

Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	24,740	26,101

Midwest Generation LLC
8.560% due 01/02/2016	2,597	2,669

NGPL PipeCo LLC
7.119% due 12/15/2017	15,169	15,472

NII Capital Corp.
10.000% due 08/15/2016	3,000	945

Niska Gas Storage Canada ULC
6.500% due 04/01/2019	4,100	3,951

NRG Energy, Inc.
7.625% due 01/15/2018	15,700	18,016

Sabine Oil & Gas LLC
9.750% due 02/15/2017	14,128	14,834

Sprint Communications, Inc.
6.000% due 12/01/2016	63,040	68,792
8.375% due 08/15/2017	2,000	2,343
9.000% due 11/15/2018	44,135	53,624

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Talos Production LLC
9.750% due 02/15/2018	$400	$426

Telecom Italia Capital S.A.
5.250% due 10/01/2015	4,500	4,714
6.999% due 06/04/2018	36,885	42,510

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015 ^	7,375	1,189

		497,655

Total Corporate Bonds & Notes (Cost $4,603,393)		4,664,536

U.S. GOVERNMENT AGENCIES 0.8%

Fannie Mae
5.000% due 04/15/2015	40,050	41,584

Total U.S. Government Agencies (Cost $41,586)		41,584

U.S. TREASURY OBLIGATIONS 2.7%

U.S. Treasury Notes
0.250% due 08/31/2014	9,458	9,461
0.250% due 09/15/2014	67	67
0.250% due 09/30/2014	1,000	1,000
0.250% due 10/31/2014	21,100	21,114
0.250% due 01/15/2015	23,100	23,123
0.250% due 01/31/2015	12,300	12,313
0.250% due 02/28/2015	10,700	10,712
0.250% due 03/31/2015	2,300	2,303
0.375% due 11/15/2014	4,800	4,806
0.375% due 06/30/2015	800	802
0.500% due 08/15/2014	6,300	6,303
0.500% due 10/15/2014	11,131	11,146
0.625% due 07/15/2014	36,700	36,708

Total U.S. Treasury Obligations (Cost $139,826)		139,858

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (f) 0.8%
		$38,833

SHORT-TERM NOTES 0.9%

Federal Home Loan Bank
0.100% due 03/09/2015	$47,700	47,691

U.S. TREASURY BILLS 2.5%
0.039% due 08/14/2014 - 11/20/2014 (b)(h)	128,808	128,799

Total Short-Term Instruments (Cost $215,323)		215,323

Total Investments in Securities (Cost $5,000,128)		5,061,301

	SHARES
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

MUTUAL FUNDS 1.4%

PIMCO Money Market Fund (d)(e)	70,608,997	70,609

Total Short-Term Instruments (Cost $70,609)		70,609

Total Investments in Affiliates (Cost $70,609)		70,609

Total Investments 100.2% (Cost $5,070,737)		$5,131,910

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)		(463)

Other Assets and Liabilities, net (0.2%)		(12,245)

Net Assets 100.0%		$5,119,202

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $69,744 were out on loan in exchange for $70,609 of cash collateral as of June 30, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.200%	06/30/2014	07/01/2014	$26,100	Fannie Mae 1.670% due 12/17/2018	$(26,663)	$26,100	$26,100
SSB	0.000%	06/30/2014	07/01/2014	12,733	Freddie Mac 2.000% due 01/30/2023	(12,991)	12,733	12,733
Total Repurchase Agreements						$(39,654)	$38,833	$38,833

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	57

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$26,100	$0	$0	$0	$26,100	$(26,663)	$(563)
SSB	12,733	0	0	0	12,733	(12,991)	(258)

Master Securities Lending Agreement
BCY	0	0	0	(42,833)	(42,833)	43,155	322
DEU	0	0	0	(8,669)	(8,669)	8,850	181
SAL	0	0	0	(18,242)	(18,242)	18,604	362
Total Borrowings and Other Financing Transactions	$38,833	$0	$0	$(69,744)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$110,583	$10,685	$5,244	$0	$(150)
CDX.HY-21 5-Year Index	5.000%	12/20/2018	33,363	3,093	735	0	(43)
CDX.HY-22 5-Year Index	5.000%	06/20/2019	195,030	17,187	2,042	0	(270)
				$30,965	$8,021	$0	$(463)
Total Swap Agreements				$30,965	$8,021	$0	$(463)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2014:

(h)	Securities with an aggregate market value of $14,393 and cash of $995 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(463)	$(463)

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared Swap Agreements	$0	$463	$0	$0	$0	$463

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared Swap Agreements	$0	$24,713	$0	$0	$0	$24,713

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared Swap Agreements	$0	$10,850	$0	$0	$0	$10,850

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,065,642	$0	$1,065,642
Industrials	0	3,101,239	0	3,101,239
Utilities	0	497,655	0	497,655
U.S. Government Agencies	0	41,584	0	41,584
U.S. Treasury Obligations	0	139,858	0	139,858
Short-Term Instruments
Repurchase Agreements	0	38,833	0	38,833
Short-Term Notes	0	47,691	0	47,691
U.S. Treasury Bills	0	128,799	0	128,799
	$0	$5,061,301	$0	$5,061,301

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	70,609	0	0	70,609
Total Investments	$70,609	$5,061,301	$0	$5,131,910

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(463)	$0	$(463)
Totals	$70,609	$5,060,838	$0	$5,131,447

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	59

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 98.7%

BANKING & FINANCE 35.6%

American Express Co.
2.650% due 12/02/2022	$850	$830

American Honda Finance Corp.
2.600% due 09/20/2016	1,005	1,045

American International Group, Inc.
5.850% due 01/16/2018	1,040	1,188

AON PLC Co.
4.600% due 06/14/2044	500	501

Banco do Brasil S.A.
6.000% due 01/22/2020	725	807

Banco Santander Brasil S.A.
4.625% due 02/13/2017	1,000	1,069

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022	600	614

Bank of America Corp.
3.875% due 03/22/2017	250	267
4.000% due 04/01/2024	1,000	1,024
5.625% due 07/01/2020	100	115
6.500% due 08/01/2016	475	527
6.875% due 04/25/2018	1,175	1,384
7.750% due 05/14/2038	425	584

Bank of New York Mellon Corp.
1.969% due 06/20/2017	850	869

Bank of Nova Scotia
3.400% due 01/22/2015	925	941

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	450	463

Barclays Bank PLC
6.050% due 12/04/2017	700	796

Bear Stearns Cos. LLC
5.300% due 10/30/2015	300	318

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	360

BM&FBovespa S.A.
5.500% due 07/16/2020	500	546

BNP Paribas S.A.
3.600% due 02/23/2016	740	772

Boeing Capital Corp.
3.250% due 10/27/2014	85	86

Boston Properties LP
3.800% due 02/01/2024	600	608

Capital One Financial Corp.
4.750% due 07/15/2021	725	807

Citigroup, Inc.
1.700% due 07/25/2016	500	506
5.375% due 08/09/2020	40	46
5.500% due 02/15/2017	575	633
6.010% due 01/15/2015	202	208
8.125% due 07/15/2039	500	753
8.500% due 05/22/2019	675	865

CME Group, Inc.
3.000% due 09/15/2022	925	922

Commonwealth Bank of Australia
1.950% due 03/16/2015	1,200	1,214

Compass Bank
6.400% due 10/01/2017	1,000	1,114

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.875% due 02/08/2022	750	795
5.250% due 05/24/2041	610	681

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Credit Agricole S.A.
8.125% due 09/19/2033	$750	$856

Credit Suisse
6.500% due 08/08/2023	1,300	1,446

Deutsche Bank AG
3.250% due 01/11/2016	575	597

Duke Realty LP
3.875% due 10/15/2022	250	255

Essex Portfolio LP
3.250% due 05/01/2023	1,000	978

Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	765

Ford Motor Credit Co. LLC
2.500% due 01/15/2016	600	615
5.875% due 08/02/2021	1,625	1,910

General Electric Capital Corp.
2.300% due 04/27/2017	250	258
3.100% due 01/09/2023	775	770
5.500% due 01/08/2020	2,860	3,319

Goldman Sachs Group, Inc.
5.375% due 03/15/2020	670	760
5.750% due 01/24/2022	800	927
6.750% due 10/01/2037	850	1,020

Hospitality Properties Trust
5.000% due 08/15/2022	600	635

HSBC Bank USA N.A.
4.875% due 08/24/2020	1,735	1,931

ING Bank NV
4.000% due 03/15/2016	600	631

IntercontinentalExchange Group, Inc.
2.500% due 10/15/2018	1,000	1,024

Intesa Sanpaolo SpA
3.125% due 01/15/2016	500	514

Itau Unibanco Holding S.A.
5.650% due 03/19/2022	625	648

John Deere Capital Corp.
2.950% due 03/09/2015	100	102
3.900% due 07/12/2021	275	296
5.750% due 09/10/2018	200	232

JPMorgan Chase & Co.
3.700% due 01/20/2015	1,830	1,863
5.400% due 01/06/2042	600	686

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	1,355	1,483

Kilroy Realty LP
3.800% due 01/15/2023	500	505

Lazard Group LLC
4.250% due 11/14/2020	500	524

LeasePlan Corp. NV
3.000% due 10/23/2017	425	443

Lloyds Bank PLC
5.800% due 01/13/2020	1,100	1,278

LYB International Finance BV
4.000% due 07/15/2023	600	631

Macquarie Bank Ltd.
6.625% due 04/07/2021	230	264

MetLife, Inc.
5.700% due 06/15/2035	525	633
5.875% due 02/06/2041	585	723

Moody’s Corp.
5.500% due 09/01/2020	300	342

Morgan Stanley
5.500% due 07/24/2020	950	1,093
7.300% due 05/13/2019	1,530	1,873

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (a)	$575	$625

National City Corp.
6.875% due 05/15/2019	500	598

Nordea Bank AB
4.875% due 01/14/2021	535	602

PNC Bank N.A.
3.800% due 07/25/2023	450	467

PNC Funding Corp.
3.300% due 03/08/2022	250	255

ProLogis LP
6.625% due 05/15/2018	629	735

Prudential Financial, Inc.
4.750% due 09/17/2015	1,375	1,443

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	600	644

Simon Property Group LP
5.650% due 02/01/2020	100	117

Sumitomo Life Insurance Co.
6.500% due 09/20/2073	500	590

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	850	855

Toyota Motor Credit Corp.
3.200% due 06/17/2015	625	642

U.S. Bancorp
2.950% due 07/15/2022	1,000	986

UBS AG
5.750% due 04/25/2018	600	688

Union Bank N.A.
1.500% due 09/26/2016	475	482

Ventas Realty LP
4.000% due 04/30/2019	250	269

Wachovia Bank N.A.
6.600% due 01/15/2038	575	778

Wells Fargo & Co.
4.125% due 08/15/2023	1,075	1,118

Weyerhaeuser Co.
7.375% due 03/15/2032	1,150	1,556

WR Berkley Corp.
4.625% due 03/15/2022	450	484

		71,022

INDUSTRIALS 46.6%

21st Century Fox America, Inc.
6.400% due 12/15/2035	700	873

AbbVie, Inc.
2.900% due 11/06/2022	1,200	1,162

Actavis, Inc.
3.250% due 10/01/2022	600	590

Altria Group, Inc.
2.950% due 05/02/2023	650	623

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	555	665

American Tower Corp.
4.500% due 01/15/2018	770	840

Amgen, Inc.
3.450% due 10/01/2020	870	911
3.625% due 05/22/2024	500	505
6.150% due 06/01/2018	200	232

Anadarko Petroleum Corp.
6.375% due 09/15/2017	800	922

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Anglo American Capital PLC
2.625% due 09/27/2017	$625	$641

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	500	569

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	825	1,020

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	800	880

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	575	693

Boeing Co.
3.500% due 02/15/2015	475	484

Boston Scientific Corp.
2.650% due 10/01/2018	1,100	1,125

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	500	525

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	715	823

Caterpillar, Inc.
3.803% due 08/15/2042	1,003	929

Cenovus Energy, Inc.
6.750% due 11/15/2039	260	339

CenterPoint Energy Resources Corp.
4.500% due 01/15/2021	605	665

China Resources Gas Group Ltd.
4.500% due 04/05/2022	1,000	1,041

Cigna Corp.
5.375% due 02/15/2042	500	572

Cisco Systems, Inc.
4.450% due 01/15/2020	270	299

CNOOC Finance Ltd.
3.875% due 05/02/2022	1,875	1,913

Coca-Cola Co.
1.650% due 03/14/2018	250	253

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	830	850

Comcast Corp.
6.950% due 08/15/2037	800	1,080

Continental Resources, Inc.
4.500% due 04/15/2023	1,000	1,070

Corning, Inc.
5.750% due 08/15/2040	285	344

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	625	608

COX Communications, Inc.
3.250% due 12/15/2022	575	564

CSX Corp.
6.220% due 04/30/2040	275	346

CVS Caremark Corp.
6.125% due 09/15/2039	425	530

Deutsche Telekom International Finance BV
3.125% due 04/11/2016	250	260

Devon Energy Corp.
3.250% due 05/15/2022	975	983

Diageo Capital PLC
5.875% due 09/30/2036	1,000	1,213

DIRECTV Holdings LLC
3.125% due 02/15/2016	900	933

Discovery Communications LLC
5.050% due 06/01/2020	250	281

Dow Chemical Co.
5.250% due 11/15/2041	650	709

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Eli Lilly & Co.
5.950% due 11/15/2037	$530	$662

Encana Corp.
5.150% due 11/15/2041	630	688

Energy Transfer Partners LP
4.650% due 06/01/2021	600	650

Ensco PLC
4.700% due 03/15/2021	540	589

Enterprise Products Operating LLC
5.200% due 09/01/2020	725	829

Exxon Mobil Corp.
3.176% due 03/15/2024	1,000	1,021

Freeport-McMoRan Copper & Gold, Inc.
3.550% due 03/01/2022	775	768

Fresnillo PLC
5.500% due 11/13/2023	500	525

Gilead Sciences, Inc.
4.400% due 12/01/2021	825	907

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	1,125	1,096

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	500	507

GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,000	1,052

Hewlett-Packard Co.
2.125% due 09/13/2015	1,360	1,384

Home Depot, Inc.
5.400% due 03/01/2016	955	1,031

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	844

Imperial Tobacco Finance PLC
3.500% due 02/11/2023	750	744

International Business Machines Corp.
4.000% due 06/20/2042	692	667
5.600% due 11/30/2039	29	35

International Paper Co.
7.500% due 08/15/2021	655	835

Johnson & Johnson
5.550% due 08/15/2017	625	712

KazMunayGas National Co. JSC
7.000% due 05/05/2020	1,125	1,285

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020	810	910

Kraft Foods Group, Inc.
6.125% due 08/23/2018	625	726

Kroger Co.
6.150% due 01/15/2020	700	823

L-3 Communications Corp.
4.750% due 07/15/2020	630	691

Lockheed Martin Corp.
4.250% due 11/15/2019	785	867

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,000	1,052

Marriott International, Inc.
6.200% due 06/15/2016	100	110

Medtronic, Inc.
4.450% due 03/15/2020	250	277

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	960	1,093

Microsoft Corp.
1.625% due 09/25/2015	660	671

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mondelez International, Inc.
4.125% due 02/09/2016	$100	$105
6.500% due 02/09/2040	312	400

Mylan, Inc.
3.125% due 01/15/2023	1,100	1,059

Noble Holding International Ltd.
4.900% due 08/01/2020	100	110

Norfolk Southern Corp.
3.250% due 12/01/2021	100	103

Novartis Capital Corp.
2.900% due 04/24/2015	160	163

ONEOK Partners LP
3.200% due 09/15/2018	500	522
5.000% due 09/15/2023	250	276

Oracle Corp.
3.750% due 07/08/2014	815	815
5.375% due 07/15/2040	800	911

PepsiCo, Inc.
1.250% due 08/13/2017	250	251
3.100% due 01/15/2015	300	305
5.500% due 01/15/2040	500	588

Petrobras International Finance Co.
5.750% due 01/20/2020	600	643
6.875% due 01/20/2040	645	682

Pfizer, Inc.
6.200% due 03/15/2019	1,450	1,723

Philip Morris International, Inc.
3.600% due 11/15/2023	850	880
5.650% due 05/16/2018	325	373

Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	237
7.500% due 01/15/2020	700	865

Procter & Gamble Co.
3.500% due 02/15/2015	1,030	1,050

Republic Services, Inc.
5.250% due 11/15/2021	320	365

Reynolds American, Inc.
4.850% due 09/15/2023	625	671

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	275	290

Roche Holdings, Inc.
6.000% due 03/01/2019	688	809

Rogers Communications, Inc.
6.800% due 08/15/2018	805	957

SABMiller Holdings, Inc.
1.850% due 01/15/2015	650	655

Southern Copper Corp.
6.750% due 04/16/2040	775	850

Southwestern Energy Co.
4.100% due 03/15/2022	850	902

Statoil ASA
3.125% due 08/17/2017	300	318

Target Corp.
3.875% due 07/15/2020	250	270

Teck Resources Ltd.
4.750% due 01/15/2022	900	945

Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	200	205
5.462% due 02/16/2021	725	824

Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,100	1,088

Time Warner Cable, Inc.
5.000% due 02/01/2020	500	561

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	61

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.875% due 11/15/2040	$600	$701
8.750% due 02/14/2019	250	320

Time Warner, Inc.
3.400% due 06/15/2022	500	507
4.750% due 03/29/2021	1,100	1,221

Total Capital S.A.
3.000% due 06/24/2015	805	826

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	915	986

Transocean, Inc.
4.950% due 11/15/2015	300	316
6.500% due 11/15/2020	780	903

Union Pacific Corp.
4.750% due 09/15/2041	775	846

United Technologies Corp.
3.100% due 06/01/2022	575	583

UnitedHealth Group, Inc.
6.875% due 02/15/2038	465	631

Vale Overseas Ltd.
4.375% due 01/11/2022	250	258
6.875% due 11/21/2036	715	794

Viacom, Inc.
4.250% due 09/01/2023	1,700	1,786

Wal-Mart Stores, Inc.
2.250% due 07/08/2015	100	102
5.375% due 04/05/2017	480	538
5.625% due 04/15/2041	100	121
6.200% due 04/15/2038	1,025	1,314

Walgreen Co.
1.800% due 09/15/2017	575	581

Walt Disney Co.
0.875% due 12/01/2014	625	627

Weatherford International Ltd.
5.125% due 09/15/2020	730	819

WellPoint, Inc.
3.125% due 05/15/2022	575	575

Whirlpool Corp.
3.700% due 03/01/2023	250	253
5.150% due 03/01/2043	300	320

Williams Partners LP
4.300% due 03/04/2024	500	522
5.400% due 03/04/2044	500	538

WPP Finance U.K.
8.000% due 09/15/2014	210	213

		92,888

UTILITIES 16.5%

American Water Capital Corp.
3.850% due 03/01/2024	1,000	1,034

Appalachian Power Co.
7.000% due 04/01/2038	700	955

AT&T, Inc.
2.500% due 08/15/2015	110	112
6.300% due 01/15/2038	1,275	1,546

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Atmos Energy Corp.
4.150% due 01/15/2043	$450	$448

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	490	609

BG Energy Capital PLC
5.125% due 10/15/2041	815	903

BP Capital Markets PLC
3.245% due 05/06/2022	725	735
4.500% due 10/01/2020	300	332

Commonwealth Edison Co.
4.000% due 08/01/2020	870	940

Consumers Energy Co.
2.850% due 05/15/2022	600	601

Dominion Resources, Inc.
4.450% due 03/15/2021	1,020	1,122

Duke Energy Corp.
3.950% due 10/15/2023	1,000	1,053

E.ON International Finance BV
5.800% due 04/30/2018	745	851

Electricite de France
4.600% due 01/27/2020	300	334
4.875% due 01/22/2044	1,000	1,068

Enel Finance International NV
6.250% due 09/15/2017	340	388

Entergy Corp.
5.125% due 09/15/2020	300	333

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	114

FirstEnergy Corp.
7.375% due 11/15/2031	410	485

Florida Power & Light Co.
4.125% due 02/01/2042	600	604

Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028	500	471
5.092% due 11/29/2015	780	817

Kentucky Utilities Co.
5.125% due 11/01/2040	1,000	1,158

Pacific Gas & Electric Co.
3.500% due 10/01/2020	330	348
5.800% due 03/01/2037	855	1,033

Pemex Project Funding Master Trust
5.750% due 03/01/2018	670	757

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	78

Petroleos Mexicanos
4.875% due 01/24/2022	575	624

Plains All American Pipeline LP
5.150% due 06/01/2042	700	761

Progress Energy, Inc.
4.400% due 01/15/2021	705	773

Rosneft Finance S.A.
7.500% due 07/18/2016	850	934

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Sempra Energy
2.300% due 04/01/2017	$625	$642

Shell International Finance BV
3.100% due 06/28/2015	495	509
4.375% due 03/25/2020	230	256
6.375% due 12/15/2038	450	594

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	1,000	1,037

Southern California Edison Co.
3.875% due 06/01/2021	650	703

Southern Power Co.
5.150% due 09/15/2041	465	517

Southwestern Public Service Co.
6.000% due 10/01/2036	500	616

Verizon Communications, Inc.
2.450% due 11/01/2022	975	916
3.850% due 11/01/2042	1,100	979
5.150% due 09/15/2023	1,100	1,233
6.400% due 09/15/2033	1,050	1,288
6.400% due 02/15/2038	50	61
7.350% due 04/01/2039	129	173
8.750% due 11/01/2018	41	52

Vodafone Group PLC
2.500% due 09/26/2022	700	658
4.375% due 03/16/2021	210	229

		32,784

Total Corporate Bonds & Notes (Cost $188,992)		196,694

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
0.250% due 02/28/2015	100	100

Total U.S. Treasury Obligations (Cost $100)		100

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		521

Total Short-Term Instruments (Cost $521)		521

Total Investments in Securities (Cost $189,613)		197,315

Total Investments 99.1% (Cost $189,613)		$197,315

Other Assets and Liabilities, net 0.9%		1,881

Net Assets 100.0%		$199,196

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$521	Freddie Mac 2.000% due 01/30/2023	$(534)	$521	$521
Total Repurchase Agreements						$(534)	$521	$521

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$521	$0	$0	$0	$521	$(534)	$(13)
Total Borrowings and Other Financing Transactions	$521	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$385	$385
Swap Agreements	0	210	0	0	0	210
	$0	$210	$0	$0	$385	$595

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$71,022	$0	$71,022
Industrials	0	92,888	0	92,888
Utilities	0	32,784	0	32,784
U.S. Treasury Obligations	0	100	0	100
Short-Term Instruments
Repurchase Agreements	0	521	0	521
Total Investments	$0	$197,315	$0	$197,315

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	63

Schedule of Investments PIMCO Australia Bond Index Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.5%

AUSTRALIA 66.9%

CORPORATE BONDS & NOTES 14.4%

National Australia Bank Ltd.
7.250% due 03/07/2018	AUD	790	$838

Suncorp-Metway Ltd.
4.000% due 11/09/2018		200	191

Telstra Corp. Ltd.
6.250% due 04/15/2015		1,000	967

Wesfarmers Ltd.
4.750% due 03/12/2020		300	291

Westpac Banking Corp.
6.500% due 11/09/2015		500	493

Woolworths Ltd.
6.000% due 03/21/2019		500	515

			3,295

SOVEREIGN ISSUES 52.5%

Australia Government Bond
4.250% due 07/21/2017		470	463
4.500% due 04/21/2033		337	337
5.500% due 01/21/2018		720	741
5.500% due 04/21/2023		640	697
5.750% due 05/15/2021		900	979
6.000% due 02/15/2017		300	307

Australian Postal Corp.
5.000% due 11/13/2020		500	493

New South Wales Treasury Corp.
3.500% due 03/20/2019		820	785
5.000% due 08/20/2024		400	413
6.000% due 02/01/2018		1,810	1,883
6.000% due 03/01/2022		200	218

Northern Territory Treasury Corp.
6.250% due 10/20/2015		500	493

Queensland Treasury Corp.
4.250% due 07/21/2023		820	793
5.500% due 06/21/2021		860	904

South Australian Government Financing Authority
5.750% due 09/20/2017		590	604

Treasury Corp. of Victoria
5.500% due 11/15/2018		420	435
5.500% due 12/17/2024		820	879

Western Australia Treasury Corp.
7.000% due 10/15/2019		570	633

			12,057

Total Australia (Cost $15,416)			15,352

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CANADA 1.9%

SOVEREIGN ISSUES 1.9%

Province of Ontario
6.250% due 09/29/2020	AUD	420	$444

Total Canada (Cost $481)			444

GERMANY 4.7%

CORPORATE BONDS & NOTES 4.7%

KFW
5.500% due 02/09/2022	AUD	630	654
6.000% due 08/20/2020		400	424

Total Germany (Cost $1,095)			1,078

NETHERLANDS 2.1%

CORPORATE BONDS & NOTES 2.1%

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.500% due 04/20/2015	AUD	500	485

Total Netherlands (Cost $534)			485

NORWAY 1.3%

SOVEREIGN ISSUES 1.3%

Kommunalbanken A/S
6.500% due 04/12/2021	AUD	280	303

Total Norway (Cost $328)			303

SUPRANATIONAL 13.3%

CORPORATE BONDS & NOTES 13.3%

African Development Bank
5.750% due 01/25/2016	AUD	500	492

Council of Europe Development Bank
5.750% due 09/16/2014		90	86
6.000% due 10/08/2020		580	609

European Investment Bank
6.250% due 04/15/2015		100	97
6.250% due 06/08/2021		500	540
6.500% due 08/07/2019		610	655

Nordic Investment Bank
5.000% due 04/19/2022		560	564

Total Supranational (Cost $3,049)			3,043

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SWEDEN 2.1%

CORPORATE BONDS & NOTES 2.1%

Stadshypotek AB
4.250% due 10/10/2017	AUD	500	$481

Total Sweden (Cost $521)			481

UNITED KINGDOM 2.9%

CORPORATE BONDS & NOTES 2.9%

HSBC Bank PLC
6.750% due 03/12/2015	AUD	700	676

Total United Kingdom (Cost $714)			676

SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 4.3%

Australia & New Zealand Banking Group Ltd.
6.750% due 05/09/2016	AUD	500	502

Commonwealth Bank of Australia
6.500% due 07/21/2015		500	489

			991

Total Short-Term Instruments (Cost $1,075)			991

Total Investments in Securities (Cost $23,213)			22,853

Total Investments 99.5% (Cost $23,213)			$22,853

Other Assets and Liabilities, net 0.5%			115

Net Assets 100.0%			$22,968

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

WRITTEN OPTIONS:

AS OF JUNE 30, 2014 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2014:

	Notional Amount in EUR		Premiums
Balance at Beginning of Period	EUR	0	$0
Sales		300	(1)
Closing Buys		(300)	1
Expirations		0	0
Exercised		0	0
Balance at End of Period	EUR	0	$0

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116	$0	$116

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$3,295	$0	$3,295
Sovereign Issues	0	12,057	0	12,057
Canada
Sovereign Issues	0	444	0	444
Germany
Corporate Bonds & Notes	0	1,078	0	1,078
Netherlands
Corporate Bonds & Notes	0	485	0	485
Norway
Sovereign Issues	0	303	0	303
Supranational
Corporate Bonds & Notes	0	3,043	0	3,043
Sweden
Corporate Bonds & Notes	0	481	0	481
United Kingdom
Corporate Bonds & Notes	0	676	0	676
Short-Term Instruments
Certificates of Deposit	0	991	0	991
Total Investments	$0	$22,853	$0	$22,853

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	65

Schedule of Investments PIMCO Canada Bond Index Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 96.8%

CANADA 96.8%

SOVEREIGN ISSUES 96.8%

Alberta Capital Finance Authority
4.650% due 06/15/2017	CAD	385	$394

Canada Government International Bond
1.500% due 06/01/2023		270	240
2.000% due 12/01/2041 (a)		236	289
3.500% due 12/01/2045		60	65
4.000% due 06/01/2041		210	242
5.750% due 06/01/2033		130	177

Canada Housing Trust
1.850% due 12/15/2016		240	228
2.050% due 06/15/2017		350	334
2.750% due 06/15/2016		960	926

Canada Post Corp.
4.080% due 07/16/2025		200	211

City of Montreal Canada
5.450% due 12/01/2019		665	720

City of Toronto Canada
4.500% due 12/02/2019		710	739

Financement-Quebec
2.400% due 12/01/2018		290	277
3.500% due 12/01/2016		270	266

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hydro-Quebec
5.000% due 02/15/2045	CAD	700	$803
6.000% due 02/15/2040		170	217

Muskrat Falls / Labrador Transmission Assets Funding Trust
3.630% due 06/01/2029		570	572

Province of Alberta
2.750% due 12/01/2014		65	61
4.000% due 12/01/2019		350	362

Province of British Columbia
4.100% due 12/18/2019		440	457
4.300% due 06/18/2042		360	382

Province of Manitoba
4.400% due 09/05/2025		780	819

Province of New Brunswick
4.500% due 06/02/2020		780	820

Province of Newfoundland
4.650% due 10/17/2040		595	642

Province of Nova Scotia
4.100% due 06/01/2021		500	516
4.400% due 06/01/2042		310	325

Province of Ontario
3.150% due 06/02/2022		400	386
3.500% due 06/02/2043		80	72
4.000% due 06/02/2021		450	461

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.650% due 06/02/2041	CAD	510	$553
5.850% due 03/08/2033		1,065	1,299
6.500% due 03/08/2029		150	190

Province of Quebec
3.000% due 09/01/2023		290	272
3.500% due 12/01/2022		990	974
5.000% due 12/01/2041		270	305
6.250% due 06/01/2032		130	164

Province of Saskatchewan
5.800% due 09/05/2033		575	714

Regional Municipality of Peel Ontario
5.100% due 06/29/2040		300	333

Regional Municipality of York
4.000% due 06/30/2021		410	416

Total Canada (Cost $18,229)			17,223

Total Investments in Securities (Cost $18,229)			17,223

Total Investments 96.8% (Cost $18,229)			$17,223

Financial Derivative Instruments (b) 0% (Cost or Premiums, net $0)			0

Other Assets and Liabilities, net 3.2%			563

Net Assets 100.0%			$17,786

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	09/2014	$	5	CAD	5	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Market Value of OTC Derivatives	Colla teral (Rece ived)/ Pledged	Net Exposure (1)
BRC	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(19)	$0	$(19)
	$0	$0	$0	$(19)	$1	$(18)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$17,223	$0	$17,223
Total Investments	$0	$17,223	$0	$17,223

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0
Totals	$0	$17,223	$0	$17,223

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	67

Schedule of Investments PIMCO Germany Bond Index Exchange-Traded Fund

June 30, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.5%

FRANCE 4.4%

SOVEREIGN ISSUES 4.4%

Caisse d’Amortissement de la Dette Sociale
2.500% due 10/25/2022	EUR	30	$45
3.750% due 10/25/2020		60	97

Total France (Cost $132)			142

GERMANY 75.3%

CORPORATE BONDS & NOTES 38.1%

Bayerische Landesbank
3.375% due 09/04/2017		80	120

Continental AG
3.000% due 07/16/2018		30	44

Deutsche Bank AG
5.125% due 08/31/2017		50	78

EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072		30	46

Erste Abwicklungsanstalt
0.635% due 08/15/2016		100	138

Eurogrid GmbH
3.875% due 10/22/2020		50	78

Evonik Industries AG
7.000% due 10/14/2014		20	28

Hella KGaA Hueck & Co.
2.375% due 01/24/2020		25	36

K+S AG
5.000% due 09/24/2014		10	14

KFW
2.500% due 01/17/2022		140	213

Merck Financial Services GmbH
3.375% due 03/24/2015		30	42

Metro AG
7.625% due 03/05/2015		10	14

Muenchener Rueckversicherungs AG
5.767% due 06/12/2017 (a)		50	75

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Norddeutsche Landesbank Girozentrale
1.625% due 07/17/2017	EUR	100	$142

NRW Bank
3.875% due 01/27/2020		10	16

UniCredit Bank AG
2.625% due 05/31/2017		80	117

Voith GmbH
5.375% due 06/21/2017		20	31

			1,232

SOVEREIGN ISSUES 37.2%

Republic of Germany
1.500% due 09/04/2022		60	86
1.500% due 05/15/2023		60	85
1.750% due 07/04/2022		115	168
1.875% due 10/01/2015		30	42
3.500% due 10/07/2019		60	94
5.625% due 01/04/2028		20	40
6.250% due 01/04/2024		48	96

State of Berlin
3.750% due 03/23/2015		16	22

State of North Rhine-Westphalia
2.875% due 05/20/2016		20	29
3.500% due 07/07/2021		180	287
4.375% due 04/29/2022		67	113
4.500% due 02/15/2018		70	110

State of Saxony-Anhalt
4.000% due 09/26/2016		20	30

			1,202

Total Germany (Cost $2,286)			2,434

IRELAND 2.5%

CORPORATE BONDS & NOTES 2.5%

German Postal Pensions Securitisation PLC
3.750% due 01/18/2021		50	80

Total Ireland (Cost $75)			80

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NETHERLANDS 16.3%

CORPORATE BONDS & NOTES 16.3%

Bayer Capital Corp. BV
4.625% due 09/26/2014	EUR	20	$28

Deutsche Bahn Finance BV
4.875% due 03/12/2019		50	81

Deutsche Telekom International Finance BV
6.000% due 01/20/2017		20	31
7.500% due 01/24/2033		40	89

E.ON International Finance BV
5.750% due 05/07/2020		30	51

EnBW International Finance BV
4.125% due 07/07/2015		30	43

RWE Finance BV
6.500% due 08/10/2021		30	54

Siemens Financieringsmaatschappij NV
5.625% due 06/11/2018		10	16

Volkswagen International Finance NV
1.875% due 05/15/2017		40	57
7.000% due 02/09/2016		30	45

Wuerth Finance International BV
3.750% due 05/25/2018		20	31

Total Netherlands (Cost $492)			526

Total Investments in Securities (Cost $2,985)			3,182

Total Investments 98.5% (Cost $2,985)			$3,182

Other Assets and Liabilities, net 1.5%			47

Net Assets 100.0%			$3,229

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
France
Sovereign Issues	$0	$142	$0	$142
Germany
Corporate Bonds & Notes	0	1,232	0	1,232
Sovereign Issues	0	1,202	0	1,202
Ireland
Corporate Bonds & Notes	0	80	0	80
Netherlands
Corporate Bonds & Notes	0	526	0	526
Total Investments	$0	$3,182	$0	$3,182

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

68	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Build America Bond Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 92.2%

ARIZONA 2.3%

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, (BABs), Series 2010
4.839% due 01/01/2041	$480	$545

CALIFORNIA 41.2%

California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	100	123
7.950% due 03/01/2036	1,000	1,220

East Bay Municipal Utility District Water System, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	800	1,011

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	500	693

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	750	898

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,000	1,263

Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	740	927

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.813% due 06/01/2040	250	303

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
6.156% due 05/15/2036	1,000	1,198

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	800	871

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	500	629

University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	500	600

		9,736

GEORGIA 2.8%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	550	674

ILLINOIS 4.0%

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	100	113

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	655	822

		935

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
KENTUCKY 2.7%

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Bonds, (BABs), Series 2010
6.250% due 05/15/2043	$500	$644

MARYLAND 2.6%

Maryland State Transportation Authority Revenue Bonds, (BABs), Series 2009
5.788% due 07/01/2029	500	604

MINNESOTA 2.1%

Southern Minnesota Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.926% due 01/01/2043	450	495

NEBRASKA 2.4%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	500	567

NEVADA 3.7%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2009
6.881% due 07/01/2042	790	866

NEW YORK 10.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	500	610

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.548% due 11/15/2031	500	630

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	556

New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.282% due 06/15/2042	350	393

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	200	228

		2,417

NORTH CAROLINA 0.5%

North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	110

OHIO 8.5%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	1,000	1,231

JobsOhio Beverage System Revenue Bonds, Series 2013
4.532% due 01/01/2035	750	775

		2,006

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
PENNSYLVANIA 1.2%

Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
5.848% due 12/01/2037	$250	$292

SOUTH CAROLINA 3.3%
South Carolina State Public Service Authority Revenue Bonds, (BABs), Series 2010
6.454% due 01/01/2050	600	780

TENNESSEE 0.5%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	128

TEXAS 1.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	290	366

WASHINGTON 2.7%
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	500	633

Total Municipal Bonds & Notes (Cost $20,308)		21,798

U.S. TREASURY OBLIGATIONS 2.6%

U.S. Treasury Notes
0.250% due 01/15/2015	300	300
0.250% due 01/31/2015	300	301

Total U.S. Treasury Obligations (Cost $600)		601

SHORT-TERM INSTRUMENTS 4.2%

U.S. TREASURY BILLS 4.2%
0.089% due 08/14/2014	1,000	1,000

Total Short-Term Instruments (Cost $1,000)		1,000

Total Investments in Securities (Cost $21,908)		23,399

Total Investments 99.0% (Cost $21,908)		$23,399

Other Assets and Liabilities, net 1.0%		235

Net Assets 100.0%		$23,634

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	69

Schedule of Investments PIMCO Build America Bond Exchange-Traded Fund (Cont.)

June 30, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$545	$0	$545
California	0	9,736	0	9,736
Georgia	0	674	0	674
Illinois	0	935	0	935
Kentucky	0	644	0	644
Maryland	0	604	0	604
Minnesota	0	495	0	495
Nebraska	0	567	0	567
Nevada	0	866	0	866
New York	0	2,417	0	2,417
North Carolina	0	110	0	110
Ohio	0	2,006	0	2,006
Pennsylvania	0	292	0	292
South Carolina	0	780	0	780
Tennessee	0	128	0	128
Texas	0	366	0	366
Washington	0	633	0	633
U.S. Treasury Obligations	0	601	0	601
Short-Term Instruments
U.S. Treasury Bills	0	1,000	0	1,000
Total Investments	$0	$23,399	$0	$23,399

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

70	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Exchange-Traded Fund

June 30, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 97.0%

BANK LOAN OBLIGATIONS 0.7%

Energy Future Holdings Corp.
4.250% due 06/19/2016		$300	$302

Total Bank Loan Obligations (Cost $297)			302

CORPORATE BONDS & NOTES 74.1%

BANKING & FINANCE 28.5%

AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		150	151
4.500% due 05/15/2021		150	153

Ally Financial, Inc.
7.500% due 09/15/2020		700	846

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022		1,400	1,431

Bank of America Corp.
3.300% due 01/11/2023		700	690

Barclays Bank PLC
7.750% due 04/10/2023		400	446

Barclays PLC
8.250% due 12/15/2018 (b)		400	425

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.400% due 06/29/2017 (b)		550	621

Credit Agricole S.A.
8.125% due 09/19/2033		200	228

Credit Suisse
6.500% due 08/08/2023		200	223

Denali Borrower LLC
5.625% due 10/15/2020		200	213

EDC Finance Ltd.
4.875% due 04/17/2020		500	491

Fiat Finance & Trade S.A.
7.750% due 10/17/2016	EUR	200	303

Hockey Merger Sub, Inc.
7.875% due 10/01/2021		$200	215

HSBC Finance Corp.
6.676% due 01/15/2021		1,000	1,197

Hypo Alpe-Adria-Bank International AG
4.250% due 10/31/2016	EUR	200	264
4.375% due 01/24/2017		100	131

Intesa Sanpaolo SpA
6.500% due 02/24/2021		$300	355

iStar Financial, Inc.
5.000% due 07/01/2019		100	101

KBC Bank NV
8.000% due 01/25/2023		200	229

LBG Capital PLC
15.000% due 12/21/2019	GBP	200	498

Rio Oil Finance Trust Series 2014-1
6.250% due 07/06/2024		$300	315

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		800	859

SLM Corp.
8.450% due 06/15/2018		800	947

UBS AG
7.625% due 08/17/2022		250	301

Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	500	893

Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$200	207

			12,733

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDUSTRIALS 25.7%

Activision Blizzard, Inc.
6.125% due 09/15/2023	$200	$220

CNOOC Finance Ltd.
3.875% due 05/02/2022	400	408

Columbus International, Inc.
7.375% due 03/30/2021	400	432

Community Health Systems, Inc.
6.875% due 02/01/2022	800	852

CONSOL Energy, Inc.
5.875% due 04/15/2022	100	105

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	486	496

Crown Castle International Corp.
5.250% due 01/15/2023	200	210

DISH DBS Corp.
7.875% due 09/01/2019	800	952

Ecopetrol S.A.
5.875% due 09/18/2023	100	113
7.625% due 07/23/2019	800	984

Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023	100	100

ENTEL Chile S.A.
4.875% due 10/30/2024	400	417

GTL Trade Finance, Inc.
5.893% due 04/29/2024	500	526

HCA, Inc.
6.500% due 02/15/2020	900	1,015

KazMunayGas National Co. JSC
9.125% due 07/02/2018	100	121

MCE Finance Ltd.
5.000% due 02/15/2021	200	203

Petrobras International Finance Co.
5.375% due 01/27/2021	500	524

Petroleos de Venezuela S.A.
5.375% due 04/12/2027	2,400	1,498

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	200	209
5.750% due 05/15/2024	100	104

Sibur Securities Ltd.
3.914% due 01/31/2018	200	194

Tenet Healthcare Corp.
5.000% due 03/01/2019	200	203

Tesoro Logistics LP
6.125% due 10/15/2021	200	214

Tullow Oil PLC
6.000% due 11/01/2020	400	417

Vedanta Resources PLC
6.000% due 01/31/2019	200	208

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	200	220

Whiting Petroleum Corp.
5.000% due 03/15/2019	100	106

Wind Acquisition Finance S.A.
7.375% due 04/23/2021	200	214

Zhaikmunai LLP
7.125% due 11/13/2019	200	218

		11,483

UTILITIES 19.9%

BG Energy Capital PLC
6.500% due 11/30/2072	200	222

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

CenturyLink, Inc.
5.625% due 04/01/2020		$200	$213

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	205

Electricite de France
5.250% due 01/29/2023 (b)		100	102
5.625% due 01/22/2024 (b)		200	209

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		800	871

Koninklijke KPN NV
6.125% due 09/14/2018 (b)	EUR	100	148

Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		$1,000	939

Petrobras Global Finance BV
6.250% due 03/17/2024		200	213
7.250% due 03/17/2044		400	443

Petroleos Mexicanos
4.875% due 01/24/2022		900	976
6.375% due 01/23/2045		300	349

RWE AG
7.000% due 03/20/2019 (b)	GBP	200	372

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		$200	207

Sprint Corp.
7.875% due 09/15/2023		1,200	1,338

SSE PLC
5.625% due 10/01/2017 (b)	EUR	100	150
5.625% due 10/01/2017 (b)		$200	216

Targa Resources Partners LP
4.250% due 11/15/2023		200	200

Verizon Communications, Inc.
5.150% due 09/15/2023		1,000	1,121

VimpelCom Holdings BV
5.950% due 02/13/2023		400	398

			8,892

Total Corporate Bonds & Notes (Cost $32,006)			33,108

MUNICIPAL BONDS & NOTES 0.4%

IOWA 0.4%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		200	199

Total Municipal Bonds & Notes (Cost $199)			199

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
0.109% due 04/30/2016		200	200

Total U.S. Treasury Obligations (Cost $200)			200

MORTGAGE-BACKED SECURITIES 0.7%

Lehman Mortgage Trust
6.000% due 07/25/2036		380	308

Total Mortgage-Backed Securities (Cost $306)			308

ASSET-BACKED SECURITIES 2.2%

Accredited Mortgage Loan Trust
0.412% due 09/25/2036		400	324

Asset-Backed Funding Certificates Trust
0.372% due 01/25/2037		175	111

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	71

Schedule of Investments PIMCO Diversified Income Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Countrywide Asset-Backed Certificates
0.512% due 02/25/2036		$154	$145
0.732% due 11/25/2035		100	89

JPMorgan Mortgage Acquisition Trust
0.392% due 08/25/2036		100	80

Residential Asset Securities Corp. Trust
0.552% due 02/25/2036		300	235

Total Asset-Backed Securities (Cost $975)			984

SOVEREIGN ISSUES 12.2%

Brazil Government International Bond
4.875% due 01/22/2021		1,400	1,533

Hellenic Republic Government International Bond
3.800% due 08/08/2017	JPY	4,000	38

Indonesia Government International Bond
5.875% due 03/13/2020		$1,300	1,449

Mexico Government International Bond
3.625% due 03/15/2022		400	416

Morocco Government International Bond
4.500% due 10/05/2020	EUR	100	149

Panama Government International Bond
6.700% due 01/26/2036		$100	124

Poland Government International Bond
5.000% due 03/23/2022		600	668

Republic of Germany
2.500% due 08/15/2046	EUR	600	880

Turkey Government International Bond
5.750% due 03/22/2024		$200	220

Total Sovereign Issues (Cost $5,265)			5,477

	SHARES	MARKET VALUE (000s)
COMMON STOCKS 1.6%

CONSUMER DISCRETIONARY 0.6%

Melco Crown Entertainment Ltd. - ADR	4,214	$151

Wynn Resorts Ltd.	672	139

		290

ENERGY 0.2%

Seadrill Partners LLC	2,830	94

FINANCIALS 0.5%

Barclays PLC	56,360	205

INDUSTRIALS 0.3%

USG Corp. (a)	3,710	112

Total Common Stocks (Cost $697)		701

PREFERRED SECURITIES 0.0%

UTILITIES 0.0%

Entergy Texas, Inc.
5.625% due 06/01/2064	100	3

Total Preferred Securities (Cost $3)		3

REAL ESTATE INVESTMENT TRUSTS 0.7%

FINANCIALS 0.7%

American Realty Capital Properties, Inc.	17,710	222

Gaming and Leisure Properties, Inc.	3,300	112

Total Real Estate Investment Trusts (Cost $334)		334

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (c) 2.4%
		$1,051

SHORT-TERM NOTES 1.6%

Freddie Mac
0.132% due 06/09/2015	$700	699

Total Short-Term Instruments (Cost $1,750)		1,750

Total Investments in Securities (Cost $42,032)		43,366

Total Investments 97.0% (Cost $42,032)		$43,366

Financial Derivative Instruments (d) (0.1%) (Cost or Premiums, net $0)		(50)

Other Assets and Liabilities, net 3.1%		1,390

Net Assets 100.0%		$44,706

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.200%	06/30/2014	07/01/2014	$800	Fannie Mae 1.670% due 12/17/2018	$(822)	$800	$800
SSB	0.000%	06/30/2014	07/01/2014	251	Fannie Mae 2.110% due 11/07/2022	(259)	251	251
Total Repurchase Agreements						$(1,081)	$1,051	$1,051

(1)	Includes accrued interest.

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$800	$0	$0	$0	$800	$(822)	$(22)
SSB	251	0	0	0	251	(259)	(8)
Total Borrowings and Other Financing Transactions	$1,051	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2014	EUR	104	$	141	$0	$(2)
BPS	09/2014	GBP	303		508	0	(10)
BRC	07/2014	$	38	JPY	3,800	0	0
	08/2014	EUR	2,874	$	3,924	0	(12)
	08/2014	JPY	3,800		37	0	0
	09/2014	GBP	1,509		2,533	0	(48)
	09/2014	$	1,389	GBP	819	11	0
CBK	07/2014	JPY	3,800	$	37	0	0
	09/2014	GBP	132		224	0	(2)
RBC	08/2014	$	1,043	EUR	771	13	0
Total Forward Foreign Currency Contracts						$24	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2014:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BPS	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
BRC	11	0	0	11	(60)	0	0	(60)	(49)	0	(49)
CBK	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	13	0	0	13	0	0	0	0	13	0	13
Total Over the Counter	$24	$0	$0	$24	$(74)	$0	$0	$(74)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	73

Schedule of Investments PIMCO Diversified Income Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$74	$0	$74

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16)	$0	$(16)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(50)	$0	$(50)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$302	$0	$302
Corporate Bonds & Notes
Banking & Finance	0	12,733	0	12,733
Industrials	0	10,987	496	11,483
Utilities	0	8,892	0	8,892
Municipal Bonds & Notes
Iowa	0	199	0	199
U.S. Treasury Obligations	0	200	0	200
Mortgage-Backed Securities	0	308	0	308
Asset-Backed Securities	0	984	0	984
Sovereign Issues	0	5,477	0	5,477
Common Stocks
Consumer Discretionary	290	0	0	290
Energy	94	0	0	94
Financials	205	0	0	205
Industrials	112	0	0	112
Preferred Securities
Utilities	0	3	0	3

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Real Estate Investment Trusts
Financials	$334	$0	$0	$334
Short-Term Instruments
Repurchase Agreements	0	1,051	0	1,051
Short-Term Notes	0	699	0	699
Total Investments	$1,035	$41,835	$496	$43,366

Financial Derivative Instruments - Assets
Over the counter	$0	$24	$0	$24

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(74)	$0	$(74)
Totals	$1,035	$41,785	$496	$43,316

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2014:

Category and Subcategory	Beginning Balance at 01/22/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$506	$(14)	$0	$0	$4	$0	$0	$496	$4

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$496	Third Party Vendor	Broker Quote	102.00

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	75

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 102.3%

CORPORATE BONDS & NOTES 68.2%

BANKING & FINANCE 38.3%

American Express Credit Corp.
0.497% due 06/05/2017	$45,000	$45,027
0.737% due 07/29/2016	23,025	23,185

American Honda Finance Corp.
0.602% due 05/26/2016	10,000	10,048
1.000% due 08/11/2015	12,550	12,612
1.450% due 02/27/2015	18,275	18,400

American International Group, Inc.
5.050% due 10/01/2015	6,000	6,327

Banco Bradesco S.A.
4.500% due 01/12/2017	4,000	4,235

Banco Santander Brasil S.A.
4.500% due 04/06/2015	5,100	5,227

Banco Santander Chile
1.126% due 04/11/2017	7,400	7,405
3.750% due 09/22/2015	1,900	1,959

Bank Nederlandse Gemeenten
0.504% due 05/15/2018	13,600	13,688
2.500% due 01/11/2016	2,500	2,581

Bank of America Corp.
1.500% due 10/09/2015	5,000	5,047
4.500% due 04/01/2015	32,825	33,809

Bank of Nova Scotia
0.538% due 04/11/2017	30,000	30,029

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.677% due 02/26/2016	20,000	20,055
0.841% due 09/09/2016	2,000	2,012

Banque Federative du Credit Mutuel S.A.
1.078% due 10/28/2016	4,000	4,030
1.078% due 01/20/2017	7,900	7,973

BBVA Bancomer S.A.
4.500% due 03/10/2016	1,000	1,057

BPCE S.A.
0.862% due 06/17/2017	20,000	20,009

Branch Banking & Trust Co.
0.558% due 10/28/2015	4,600	4,606

Caisse Centrale Desjardins
1.600% due 03/06/2017	1,400	1,423
2.550% due 03/24/2016	10,000	10,341

Citigroup, Inc.
2.250% due 08/07/2015	7,000	7,117
2.650% due 03/02/2015	24,480	24,832
4.750% due 05/19/2015	510	529

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.250% due 07/31/2015	5,000	5,085

Credit Agricole S.A.
1.026% due 04/15/2019	2,600	2,623
3.500% due 04/13/2015	6,500	6,643

Dexia Credit Local S.A.
0.508% due 01/21/2016	5,000	5,002
0.524% due 11/13/2015	55,000	55,003
0.526% due 01/17/2016	23,000	23,009
0.603% due 11/07/2016	5,000	5,018
0.628% due 01/11/2017	12,700	12,753
1.250% due 10/18/2016	11,600	11,686

DNB Boligkreditt A/S
1.450% due 03/21/2019	3,500	3,490
2.100% due 10/14/2016	29,500	30,128
2.900% due 03/29/2017	25,200	26,188

Export-Import Bank of Korea
0.927% due 11/26/2016	7,000	7,041

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.977% due 01/14/2017	$7,500	$7,555
1.082% due 09/17/2016	17,900	18,018
1.250% due 11/20/2015	17,550	17,660
2.030% due 03/21/2015	7,000	7,063
3.750% due 10/20/2016	2,500	2,653
4.125% due 09/09/2015	1,500	1,560
5.875% due 01/14/2015	7,600	7,811

FMS Wertmanagement AoeR
0.274% due 09/27/2016	39,000	39,018

Ford Motor Credit Co. LLC
1.006% due 01/17/2017	3,000	3,023
2.500% due 01/15/2016	400	410
2.750% due 05/15/2015	3,000	3,058
5.625% due 09/15/2015	310	328
12.000% due 05/15/2015	4,600	5,056

General Electric Capital Corp.
0.430% due 01/08/2016	18,700	18,719
5.000% due 01/08/2016	6,600	7,038

Goldman Sachs Group, Inc.
0.852% due 06/04/2017	70,000	70,059
1.600% due 11/23/2015	18,000	18,192
3.700% due 08/01/2015	2,888	2,980

Hana Bank
1.349% due 11/09/2016	7,100	7,169
1.375% due 02/05/2016	3,400	3,416
4.000% due 11/03/2016	3,800	4,041
4.500% due 10/30/2015	125	131

Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	4,000	4,022

HSBC Finance Corp.
0.657% due 06/01/2016	19,854	19,869
3.750% due 11/15/2014	1,000	1,010
5.000% due 06/30/2015	1,300	1,357
5.500% due 01/19/2016	1,355	1,451

HSH Nordbank AG
0.373% due 12/31/2015	27,700	27,636

Hypothekenbank Frankfurt AG
0.098% due 09/20/2017	1,200	1,174

Hypothekenbank Frankfurt International S.A.
0.098% due 03/20/2017	4,100	3,878

Hyundai Capital Services, Inc.
1.031% due 03/18/2017	5,800	5,821
4.375% due 07/27/2016	5,000	5,320
6.000% due 05/05/2015	11,009	11,479

Industrial Bank of Korea
4.375% due 08/04/2015	8,375	8,700

International Lease Finance Corp.
5.750% due 05/15/2016	1,150	1,234
6.500% due 09/01/2014	4,450	4,489
8.625% due 09/15/2015	2,000	2,170

IPIC GMTN Ltd.
1.750% due 11/30/2015	9,600	9,756
3.125% due 11/15/2015	4,400	4,547

John Deere Capital Corp.
0.750% due 01/22/2016	3,400	3,416

JPMorgan Chase & Co.
0.744% due 02/15/2017	48,000	48,206
0.847% due 02/26/2016	14,600	14,689
0.886% due 10/15/2015	23,692	23,831

JPMorgan Chase Bank N.A.
0.647% due 06/02/2017	7,500	7,510

Kookmin Bank
0.881% due 03/11/2016	8,000	8,001
0.981% due 03/14/2017	18,500	18,473
1.103% due 01/27/2017	10,800	10,866
1.375% due 01/15/2016	2,000	2,016
1.478% due 10/11/2016	4,400	4,469

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Korea Development Bank
0.681% due 06/11/2015	$10,000	$10,000
0.853% due 01/22/2017	11,800	11,821
3.250% due 03/09/2016	1,200	1,246
4.375% due 08/10/2015	10,940	11,386

Korea Exchange Bank
1.750% due 09/27/2015	3,000	3,031
3.125% due 06/26/2017	4,800	5,001

Landwirtschaftliche Rentenbank
0.337% due 12/05/2018	4,800	4,818
3.125% due 07/15/2015	7,000	7,208

Macquarie Bank Ltd.
1.021% due 03/24/2017	39,500	39,654
3.450% due 07/27/2015	1,000	1,029

MBNA Corp.
5.000% due 06/15/2015	1,730	1,802

Metropolitan Life Global Funding
0.607% due 04/10/2017	33,800	33,897

Morgan Stanley
4.000% due 07/24/2015	2,000	2,072
6.000% due 04/28/2015	21,750	22,765

Muenchener Hypothekenbank eG
1.125% due 07/13/2015	1,800	1,812

National Rural Utilities Cooperative Finance Corp.
0.527% due 11/23/2016	750	753
3.050% due 03/01/2016	1,700	1,770

Nordea Bank AB
0.590% due 04/04/2017	11,300	11,323

Nordea Eiendomskreditt A/S
2.125% due 09/22/2017	4,000	4,116

NRW Bank
0.469% due 10/16/2017	4,430	4,451
0.475% due 01/31/2017	10,000	10,050

PACCAR Financial Corp.
0.495% due 02/08/2016	5,500	5,518
0.800% due 02/08/2016	2,500	2,512
1.050% due 06/05/2015	1,000	1,007

Prudential Covered Trust
2.997% due 09/30/2015	15,680	16,065

Qatari Diar Finance Co.
3.500% due 07/21/2015	6,500	6,682

QNB Finance Ltd.
3.125% due 11/16/2015	16,358	16,890

Royal Bank of Canada
1.200% due 09/19/2018	19,000	18,963

Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	2,000	2,042

Shinhan Bank
0.880% due 04/08/2017	22,700	22,784

SLM Corp.
3.875% due 09/10/2015	700	717
5.050% due 11/14/2014	300	305
6.250% due 01/25/2016	2,000	2,132

Standard Chartered PLC
3.200% due 05/12/2016	20,816	21,702
3.850% due 04/27/2015	17,590	18,056

Sumitomo Mitsui Banking Corp.
0.657% due 01/10/2017	13,100	13,138

Svenska Handelsbanken AB
0.680% due 03/21/2016	28,830	28,988

Swedbank Hypotek AB
2.125% due 08/31/2016	1,100	1,132

Temasek Financial Ltd.
4.500% due 09/21/2015	1,000	1,048

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Toyota Motor Credit Corp.
0.516% due 05/17/2016	$21,400	$21,479

Union Bank N.A.
0.984% due 09/26/2016	5,400	5,457

WEA Finance LLC
5.750% due 09/02/2015	5,400	5,840

Wells Fargo & Co.
0.688% due 04/22/2019	20,000	20,071

Woori Bank Co. Ltd.
7.000% due 02/02/2015	6,407	6,634

		1,446,747

INDUSTRIALS 20.1%

AbbVie, Inc.
1.200% due 11/06/2015	39,750	40,030

Agilent Technologies, Inc.
5.500% due 09/14/2015	1,500	1,583

America Movil S.A.B. de C.V.
1.230% due 09/12/2016	33,900	34,325
3.625% due 03/30/2015	11,000	11,250
5.750% due 01/15/2015	400	411

Amgen, Inc.
0.608% due 05/22/2017	18,000	18,023

Anglo American Capital PLC
1.176% due 04/15/2016	2,000	2,007

Anheuser-Busch Cos. LLC
5.000% due 01/15/2015	1,445	1,481

Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015	12,100	12,157
4.125% due 01/15/2015	1,318	1,345

Apple, Inc.
0.523% due 05/06/2019	15,000	15,032

BAT International Finance PLC
1.400% due 06/05/2015	7,500	7,565

BMW U.S. Capital LLC
0.567% due 06/02/2017	17,000	16,956

Boston Scientific Corp.
6.250% due 11/15/2015	6,000	6,439

Cameron International Corp.
1.150% due 12/15/2016	5,400	5,403
1.600% due 04/30/2015	985	993

Canadian Natural Resources Ltd.
0.609% due 03/30/2016	6,000	6,016

Cisco Systems, Inc.
0.507% due 03/03/2017	12,600	12,658

CNPC General Capital Ltd.
1.450% due 04/16/2016	3,350	3,358

Covidien International Finance S.A.
1.350% due 05/29/2015	5,500	5,546
2.800% due 06/15/2015	3,000	3,063

COX Communications, Inc.
5.450% due 12/15/2014	1,465	1,497
5.500% due 10/01/2015	792	839

CRH America, Inc.
4.125% due 01/15/2016	1,269	1,331

Daimler Finance North America LLC
0.580% due 03/10/2017	6,600	6,611
0.905% due 08/01/2016	2,000	2,019
1.300% due 07/31/2015	6,500	6,554
1.650% due 04/10/2015	550	555

Devon Energy Corp.
0.681% due 12/15/2015	23,150	23,249
0.771% due 12/15/2016	3,000	3,016

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ecolab, Inc.
1.000% due 08/09/2015	$2,500	$2,513

Enbridge, Inc.
0.678% due 06/02/2017	3,800	3,810

Ensco PLC
3.250% due 03/15/2016	4,000	4,164

Enterprise Products Operating LLC
5.000% due 03/01/2015	2,400	2,473
5.600% due 10/15/2014	1,500	1,522

Express Scripts Holding Co.
2.750% due 11/21/2014	31,989	32,292

FBG Finance Pty. Ltd.
5.125% due 06/15/2015	16,000	16,664

Foster’s Finance Corp.
4.875% due 10/01/2014	1,200	1,213

Freeport-McMoRan Copper & Gold, Inc.
1.400% due 02/13/2015	3,300	3,314

Georgia-Pacific LLC
7.700% due 06/15/2015	3,770	4,022

Gilead Sciences, Inc.
2.400% due 12/01/2014	2,550	2,571

Glencore Finance Canada Ltd.
2.850% due 11/10/2014	2,700	2,716

Harley-Davidson Funding Corp.
5.750% due 12/15/2014	5,110	5,230

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	8,186	8,573

Hyundai Capital America
1.450% due 02/06/2017	7,500	7,532
1.625% due 10/02/2015	10,860	10,961
1.875% due 08/09/2016	3,400	3,452

Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	800	823

International Business Machines Corp.
1.950% due 07/22/2016	4,323	4,438

Kansas City Southern de Mexico S.A. de C.V.
0.928% due 10/28/2016	7,920	7,952

KazMunayGas National Co. JSC
11.750% due 01/23/2015	4,000	4,232

Kellogg Co.
0.454% due 02/13/2015	1,200	1,201

Korea National Oil Corp.
3.125% due 04/03/2017	5,000	5,215
5.375% due 07/30/2014	2,985	2,996

Maytag Corp.
6.450% due 08/15/2014	850	856

McKesson Corp.
0.630% due 09/10/2015	4,765	4,775

Merck Sharp & Dohme Corp.
4.000% due 06/30/2015	2,850	2,954

Nabors Industries, Inc.
2.350% due 09/15/2016	2,750	2,809

NBCUniversal Enterprise, Inc.
0.763% due 04/15/2016	11,500	11,567
0.911% due 04/15/2018	17,200	17,408

NBCUniversal Media LLC
2.875% due 04/01/2016	2,556	2,654
3.650% due 04/30/2015	7,500	7,705

Newell Rubbermaid, Inc.
2.000% due 06/15/2015	1,500	1,519

Nexen Energy ULC
5.200% due 03/10/2015	700	724

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Nissan Motor Acceptance Corp.
0.934% due 09/26/2016	$32,775	$33,011
1.950% due 09/12/2017	2,200	2,229
4.500% due 01/30/2015	8,845	9,038

Oracle Corp.
0.744% due 10/08/2019 (a)	10,000	10,000

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	6,100	6,571

Penske Truck Leasing Co. LP
2.500% due 07/11/2014	10,400	10,405
2.500% due 03/15/2016	1,200	1,234
3.125% due 05/11/2015	6,935	7,087

PepsiCo, Inc.
0.437% due 02/26/2016	6,000	6,009

Petrobras International Finance Co.
2.875% due 02/06/2015	34,800	35,258

Phillips 66
1.950% due 03/05/2015	5,284	5,338

SABIC Capital BV
3.000% due 11/02/2015	5,100	5,249

SABMiller Holdings, Inc.
0.915% due 08/01/2018	4,500	4,530
1.850% due 01/15/2015	14,940	15,047

SABMiller PLC
6.500% due 07/01/2016	1,125	1,244

Symantec Corp.
2.750% due 09/15/2015	5,561	5,689

Telefonica Emisiones S.A.U.
0.880% due 06/23/2017	10,000	10,001
3.729% due 04/27/2015	5,920	6,066
3.992% due 02/16/2016	785	822
4.949% due 01/15/2015	1,200	1,227

Tesco PLC
2.000% due 12/05/2014	4,150	4,174

Teva Pharmaceutical Finance BV
3.000% due 06/15/2015	12,222	12,522

Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	500	513
3.200% due 05/01/2015	3,955	4,044
3.200% due 03/01/2016	1,250	1,299
3.250% due 11/20/2014	12,363	12,497

Total Capital Canada Ltd.
0.606% due 01/15/2016	10,900	10,954

Tyco Electronics Group S.A.
1.600% due 02/03/2015	1,500	1,510

UnitedHealth Group, Inc.
0.850% due 10/15/2015	2,500	2,511

Volkswagen Group of America Finance LLC
0.597% due 05/23/2017	8,000	8,015

Volkswagen International Finance NV
0.666% due 11/18/2016	30,100	30,232
1.150% due 11/20/2015	6,500	6,538

Volvo Treasury AB
5.950% due 04/01/2015	8,805	9,144

WellPoint, Inc.
1.250% due 09/10/2015	4,000	4,032
5.250% due 01/15/2016	9,400	10,047

Williams Partners LP
3.800% due 02/15/2015	5,408	5,513

Woodside Finance Ltd.
4.500% due 11/10/2014	1,450	1,470

Woolworths Ltd.
2.550% due 09/22/2015	4,200	4,293

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	77

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

WPP Finance U.K.
8.000% due 09/15/2014	$6,540	$6,638

Xerox Corp.
4.250% due 02/15/2015	1,672	1,711

		757,874

UTILITIES 9.8%

AT&T, Inc.
0.654% due 03/30/2017	20,000	20,052

BellSouth Corp.
4.182% due 04/26/2021	15,000	15,434

BP Capital Markets PLC
0.553% due 11/06/2015	2,000	2,006
0.643% due 11/07/2016	7,300	7,338
0.700% due 11/06/2015	200	201
0.864% due 09/26/2018	29,450	29,752
3.125% due 10/01/2015	5,075	5,239

Dominion Resources, Inc.
1.950% due 08/15/2016	2,445	2,501
5.150% due 07/15/2015	2,357	2,468

Duke Energy Carolinas LLC
1.750% due 12/15/2016	9,000	9,206

Duke Energy Corp.
0.611% due 04/03/2017	3,000	3,011

Electricite de France
0.688% due 01/20/2017	21,000	21,098

Entergy Corp.
3.625% due 09/15/2015	8,600	8,875

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,500	1,570
8.125% due 07/31/2014	11,800	11,858

Iberdrola Finance Ireland Ltd.
3.800% due 09/11/2014	7,230	7,274

Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	12,500	12,783

Korea Electric Power Corp.
3.000% due 10/05/2015	6,500	6,672
5.500% due 07/21/2014	434	435

Korea Gas Corp.
6.000% due 07/15/2014	950	952

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	12,703	13,034

Korea Western Power Co. Ltd.
3.125% due 05/10/2017	3,500	3,642

NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	4,900	4,937

Petrobras Global Finance BV
1.849% due 05/20/2016	7,170	7,197

Petroleos Mexicanos
4.875% due 03/15/2015	675	695

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014	12,950	13,000

Plains All American Pipeline LP
5.875% due 08/15/2016	1,000	1,081

Qtel International Finance Ltd.
3.375% due 10/14/2016	2,000	2,102

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	23,800	24,092

Rosneft Finance S.A.
6.250% due 02/02/2015	1,000	1,029

Scottish Power Ltd.
5.375% due 03/15/2015	4,581	4,728

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Shell International Finance BV
0.434% due 11/15/2016	$12,550	$12,569

Sinopec Group Overseas Development Ltd.
1.007% due 04/10/2017	27,700	27,742
1.147% due 04/10/2019	2,000	2,007

Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,800	1,846

Trans-Allegheny Interstate Line Co.
4.000% due 01/15/2015	9,000	9,149

Verizon Communications, Inc.
0.631% due 06/09/2017	4,800	4,809
1.002% due 06/17/2019	6,000	6,080
1.761% due 09/15/2016	42,950	44,157
1.981% due 09/14/2018	15,500	16,370

		368,991

Total Corporate Bonds & Notes (Cost $2,564,804)		2,573,612

MUNICIPAL BONDS & NOTES 2.1%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.127% due 11/25/2043	1,186	1,197

CALIFORNIA 0.8%

California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,500	1,517
5.450% due 04/01/2015	7,400	7,683

California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	160	168

California State General Obligation Notes, Series 2013
0.850% due 02/01/2015	5,000	5,014
1.050% due 02/01/2016	7,500	7,566
1.250% due 11/01/2016	4,500	4,557

University of California Revenue Bonds, Series 2011
0.651% due 07/01/2041	4,000	4,006

		30,511

FLORIDA 0.0%

JEA Water & Sewer System, Florida Revenue Notes, Series 2013
1.286% due 10/01/2016	1,205	1,205

MASSACHUSETTS 0.2%

Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.400% due 01/01/2017	5,000	5,010

NEW JERSEY 0.3%

New Jersey Economic Development Authority Revenue Notes, Series 2013
0.857% due 03/01/2015	10,500	10,531

NEW YORK 0.6%

New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2015	900	954

New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	7,000	7,417

New York City, New York General Obligation Notes, Series 2010
2.230% due 10/01/2014	2,680	2,693
3.100% due 03/01/2015	700	713

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York City, New York General Obligation Notes, Series 2011
2.680% due 06/01/2017	$8,000	$8,341

New York State Dormitory Authority Revenue Notes, Series 2010
3.125% due 12/01/2015	100	104

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 10/01/2015	2,000	2,117

		22,339

OREGON 0.1%

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
3.000% due 11/01/2016	3,500	3,574

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2013
0.745% due 06/01/2015	1,195	1,199

TEXAS 0.1%

Harris County, Texas General Obligation Notes, Series 2012
2.250% due 10/01/2015	400	409

Texas State General Obligation Notes, Series 2013
0.551% due 06/01/2018	3,600	3,602

		4,011

VIRGINIA 0.0%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, Series 2013
0.660% due 03/01/2015	200	200

Total Municipal Bonds & Notes (Cost $79,494)		79,777

U.S. GOVERNMENT AGENCIES 5.1%

Fannie Mae
0.402% due 08/27/2036 - 05/25/2037	2,759	2,764
0.500% due 04/29/2016 (c)	10,000	9,980
0.502% due 11/25/2036	922	922
0.552% due 06/25/2026 - 12/25/2043	34,280	34,411
0.554% due 04/18/2028 - 09/18/2031	2,262	2,278
0.572% due 03/25/2037	1,292	1,295
0.595% due 08/25/2015	6,743	6,758
0.602% due 05/25/2017 - 06/25/2042	3,185	3,190
0.652% due 06/25/2031 - 12/25/2040	1,141	1,147
0.654% due 05/18/2032	565	571
0.702% due 09/25/2041	8,727	8,788
0.704% due 03/18/2032	366	370
0.732% due 06/25/2041 - 07/25/2041	29,475	29,709
0.832% due 12/25/2037 - 02/25/2041	3,808	3,854
0.851% due 01/01/2021	3,305	3,348
0.852% due 05/25/2037	460	463
0.902% due 02/25/2040	368	370
1.002% due 07/25/2038	571	581
3.000% due 02/01/2043 - 06/01/2043	552	545

FDIC Structured Sale Guaranteed Notes
0.651% due 11/29/2037	942	939

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Federal Farm Credit Bank
0.280% due 09/19/2016 (c)	$35,650	$35,735

Freddie Mac
0.392% due 05/15/2036	250	250
0.402% due 11/15/2036	21	21
0.472% due 02/15/2037	3,426	3,423
0.572% due 04/15/2041	1,143	1,146
0.652% due 07/15/2039	599	603

Ginnie Mae
0.453% due 09/20/2033	61	61
0.702% due 04/20/2062	7,078	7,094
0.852% due 02/20/2062	9,103	9,184
1.202% due 02/20/2062	6,985	7,147
6.000% due 12/15/2033	50	58
6.500% due 11/15/2033 - 09/15/2034	45	51
7.000% due 01/15/2024 - 07/15/2032	288	310
7.500% due 07/15/2014 - 06/15/2028	241	260
10.000% due 02/15/2016 - 04/15/2025	38	38
11.000% due 07/15/2015 - 09/20/2019	4	3
11.500% due 08/15/2015 - 11/15/2019	1	1

NCUA Guaranteed Notes
0.501% due 12/07/2020	1,732	1,734
0.522% due 11/06/2017	5,030	5,042
0.532% due 03/06/2020	2,648	2,654
0.712% due 12/08/2020	3,595	3,620
1.600% due 10/29/2020	1,748	1,760

Total U.S. Government Agencies (Cost $191,892)		192,478

MORTGAGE-BACKED SECURITIES 4.7%

Banc of America Commercial Mortgage Trust
5.919% due 05/10/2045	1,300	1,394

Banc of America Mortgage Trust
2.638% due 03/25/2034	500	510

BCAP LLC Trust
2.380% due 05/26/2036	1,057	1,058

Bear Stearns Adjustable Rate Mortgage Trust
2.475% due 08/25/2033	2,462	2,485

Bear Stearns Commercial Mortgage Securities Trust
4.978% due 07/11/2042	3,703	3,712

BNPP Mortgage Securities LLC Trust
6.000% due 08/27/2037	498	522

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	7,854	8,446
5.401% due 07/15/2044	1,923	2,000
5.481% due 01/15/2046	4,085	4,322

Commercial Mortgage Trust
0.282% due 12/15/2020	1,053	1,050
2.365% due 02/10/2029	11,100	11,421

Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	4,874	5,295
5.858% due 03/15/2039	5,145	5,497
6.051% due 09/15/2039	179	180

Credit Suisse First Boston Mortgage Securities Corp.
4.829% due 11/15/2037	21,938	22,040

DBRR Trust
0.853% due 02/25/2045	9,405	9,404
0.946% due 09/25/2045	675	675

Fosse Master Issuer PLC
1.628% due 10/18/2054	2,526	2,528

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

JPMorgan Chase Commercial Mortgage Securities Trust
1.525% due 07/15/2046	$20	$20
4.654% due 01/12/2037	233	233
4.818% due 01/15/2042	3,750	3,805
4.899% due 01/12/2037	3,100	3,117
4.928% due 09/12/2037	534	534
5.201% due 08/12/2037	29	29
5.395% due 12/15/2044	1,243	1,256
5.506% due 12/12/2044	2,848	2,910
5.814% due 06/12/2043	2,588	2,789
5.875% due 02/12/2049	3,005	3,172
5.991% due 06/15/2049	2,118	2,244

LB-UBS Commercial Mortgage Trust
5.150% due 04/15/2030	12,200	12,493

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031	2,563	2,568

Merrill Lynch Mortgage Investors Trust
6.720% due 11/15/2026	863	915

Morgan Stanley Capital Trust
1.085% due 03/15/2045	1,253	1,256
3.884% due 09/15/2047	20,523	21,331
4.989% due 08/13/2042	1,200	1,233
5.439% due 02/12/2044	87	88
5.598% due 03/12/2044	4,819	5,071
5.610% due 04/15/2049	88	89

Morgan Stanley Re-REMIC Trust
5.997% due 08/12/2045	1,917	2,119

RBSSP Resecuritization Trust
0.652% due 10/26/2036	664	639
2.267% due 12/26/2036	3,563	3,596
2.718% due 05/26/2037	3,148	3,175

Selkirk Ltd.
1.183% due 02/20/2041	4,929	4,931

UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	2,806	2,834

Wachovia Bank Commercial Mortgage Trust
0.232% due 06/15/2020	202	201

WaMu Commercial Mortgage Securities Trust
5.524% due 03/23/2045	10,221	10,451

WFRBS Commercial Mortgage Trust
1.456% due 11/15/2044	819	825
1.607% due 06/15/2044	1,223	1,229

Total Mortgage-Backed Securities (Cost $179,139)		177,692

ASSET-BACKED SECURITIES 9.0%

ACA CLO Ltd.
0.479% due 07/25/2018	857	855

Aimco CLO
0.478% due 10/20/2019	238	237
0.479% due 08/20/2020	2,068	2,050

Ally Auto Receivables Trust
0.740% due 04/15/2016	2,615	2,618

ALM Ltd.
1.454% due 02/13/2023	22,500	22,496

Apidos CDO Ltd.
0.488% due 07/27/2017	22	22
0.490% due 06/12/2020	1,772	1,765

Apidos Quattro CDO
0.478% due 01/20/2019	1,119	1,114

Ares CLO Ltd.
0.857% due 11/25/2020	9,342	9,295

Avenue CLO Ltd.
0.488% due 07/20/2018	1,088	1,089

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Babson CLO Ltd.
0.516% due 04/15/2019	$853	$852

Callidus Debt Partners CLO Fund Ltd.
0.486% due 04/17/2020	228	229

Carlyle Veyron CLO Ltd.
0.476% due 07/15/2018	2,066	2,066

Celf Loan Partners Ltd.
1.235% due 07/25/2019	3,251	3,255

Citibank Credit Card Issuance Trust
0.351% due 05/09/2018	12,500	12,512
0.391% due 02/07/2018	12,000	12,014

Citibank Omni Master Trust
2.902% due 08/15/2018	63,750	63,958

COA Summit CLO Ltd.
1.586% due 04/20/2023	3,000	2,998

ColumbusNova CLO Ltd.
0.488% due 07/18/2018	879	873

Cornerstone CLO Ltd.
0.446% due 07/15/2021	4,000	3,946

Denali Capital CLO Ltd.
0.488% due 04/21/2020	234	234

Drug Royalty LP
3.082% due 07/15/2023	3,300	3,300

Dryden Leveraged Loan CDO
0.468% due 10/20/2020	2,815	2,795

Dryden Senior Loan Fund
1.396% due 01/15/2022	4,500	4,500

Duane Street CLO Ltd.
0.478% due 01/11/2021	1,162	1,151

Educational Services of America, Inc.
0.882% due 04/25/2039	3,702	3,707

Exeter Automobile Receivables Trust
1.060% due 08/15/2018	21,500	21,501

Flagship CLO
0.461% due 09/20/2019	469	466

Ford Credit Auto Lease Trust
0.332% due 10/15/2016	15,000	15,002

Fore CLO Ltd.
0.473% due 07/20/2019	1,783	1,777

Four Corners CLO Ltd.
0.504% due 01/26/2020	1,245	1,239

Franklin CLO Ltd.
0.491% due 06/15/2018	2,384	2,367

Fraser Sullivan CLO Ltd.
0.491% due 03/15/2020	249	248

Golden Knight CDO Corp.
0.466% due 04/15/2019	2,614	2,606

Goldentree Loan Opportunities Ltd.
0.923% due 10/18/2021	972	971

Gracechurch Card Funding PLC
0.852% due 02/15/2017	14,400	14,447

Hyundai Capital Auto Funding Ltd.
1.154% due 09/20/2016	270	270

ING Investment Management CLO Ltd.
0.449% due 12/13/2020	952	951
0.479% due 12/13/2020	2,385	2,366

Inwood Park CDO Ltd.
0.453% due 01/20/2021	2,940	2,927

Jersey Street CLO Ltd.
0.478% due 10/20/2018	978	975

Landmark CDO Ltd.
0.468% due 10/19/2020	2,858	2,855

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	79

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

LCM LP
1.486% due 04/15/2022	$20,000	$20,006

Madison Park Funding Ltd.
0.493% due 05/10/2019	263	263

Marathon CLO Ltd.
0.501% due 12/20/2019	257	256

Morgan Stanley Investment Management Croton Ltd.
0.486% due 01/15/2018	3,788	3,788

MT Wilson CLO Ltd.
0.458% due 07/11/2020	1,026	1,024

Northstar Education Finance, Inc.
0.368% due 01/30/2017	6,752	6,688
0.852% due 12/26/2031	4,024	4,031

Octagon Investment Partners Ltd.
1.493% due 05/05/2023	14,000	14,001

Panhandle-Plains Higher Education Authority, Inc.
0.735% due 07/01/2021	3,502	3,505
1.365% due 10/01/2035	1,681	1,706

Race Point CLO Ltd.
0.486% due 04/15/2020	4,664	4,648

SLM Private Education Loan Trust
0.902% due 10/16/2023	2,385	2,396

SLM Student Loan Trust
0.229% due 07/25/2017	464	463
0.309% due 04/25/2023	26	26
0.379% due 01/25/2021	1,074	1,074
0.412% due 05/25/2018	13,045	13,048
0.429% due 01/25/2016	230	230
0.431% due 03/15/2019	920	919
0.579% due 10/25/2016	2,545	2,546
0.629% due 04/25/2023	11,740	11,762
0.729% due 10/25/2017	1,468	1,470
0.852% due 01/25/2029	7,391	7,469
1.729% due 04/25/2023	1,186	1,228

Stanfield Bristol CLO Ltd.
0.484% due 10/15/2019	543	543

Structured Asset Investment Loan Trust
1.152% due 11/25/2033	1,874	1,809

WG Horizons CLO
0.487% due 05/24/2019	700	692

WhiteHorse Ltd.
0.495% due 05/01/2018	2,781	2,777

Total Asset-Backed Securities (Cost $339,789)		339,267

SOVEREIGN ISSUES 2.5%

Export-Import Bank of China
5.250% due 07/29/2014	4,700	4,714

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Japan Bank for International Cooperation
0.584% due 11/13/2018	$21,800	$21,833
1.875% due 09/24/2015	20,000	20,374
2.500% due 01/21/2016	8,000	8,258

Japan Finance Organization for Municipalities
0.878% due 05/22/2017	13,000	13,057

Korea Housing Finance Corp.
4.125% due 12/15/2015	2,600	2,722

Qatar Government International Bond
4.000% due 01/20/2015	1,500	1,530

State of North Rhine-Westphalia
0.528% due 04/28/2017	1,000	1,006
0.928% due 07/11/2017	12,500	12,744
1.500% due 01/13/2015	5,000	5,034
1.625% due 09/17/2014	3,200	3,209

Total Sovereign Issues (Cost $94,351)		94,481

SHORT-TERM INSTRUMENTS 10.7%

CERTIFICATES OF DEPOSIT 3.1%

Banco Bilbao Vizcaya
0.976% due 10/23/2015	20,000	20,001

Credit Suisse
0.547% due 08/24/2015	2,500	2,499
0.603% due 01/28/2016	28,700	28,718
0.641% due 12/07/2015	9,600	9,612

Intesa Sanpaolo SpA
1.608% due 04/11/2016	2,000	2,020
1.650% due 04/07/2015	40,500	40,587

Itau Unibanco Holding S.A.
1.151% due 06/04/2015	12,000	12,001

Kookmin Bank
0.775% due 05/04/2015	2,000	2,000

		117,438

COMMERCIAL PAPER 6.7%

Daimler Finance North America LLC
0.596% due 03/04/2015	15,000	14,952

Edison International
0.243% due 07/10/2014	11,700	11,699

ENI Coordination Center
0.509% due 03/20/2015	6,500	6,479

ENI Finance USA, Inc.
0.581% due 05/15/2015	31,400	31,272

Entergy Corp.
0.884% due 08/25/2014	1,100	1,099
0.946% due 09/15/2014	4,000	3,996

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.946% due 09/16/2014	$10,000	$9,990
0.966% due 07/21/2014	14,000	13,993

Ford Motor Credit Co. LLC
0.734% due 03/02/2015	14,100	14,036
0.775% due 01/05/2015	9,600	9,569
0.919% due 08/05/2014	14,900	14,887
0.919% due 10/03/2014	1,900	1,898

Glencore Funding LLC
0.681% due 07/16/2014	4,985	4,984
0.682% due 07/15/2014	8,000	7,998
0.682% due 08/11/2014	1,600	1,599
0.692% due 07/07/2014	1,300	1,300
0.692% due 07/08/2014	5,700	5,699
0.712% due 07/16/2014	16,000	15,995

Hewlett-Packard Co.
0.284% due 07/28/2014	8,200	8,198

Kansas City Southern Railway
0.629% due 07/01/2014	7,500	7,500

Mohawk Industries, Inc.
0.731% due 07/08/2014	4,000	3,999
0.792% due 07/02/2014	14,000	14,000

NiSource Finance Corp.
0.619% due 07/24/2014	10,000	9,996

Vodafone Group PLC
0.520% due 04/10/2015	15,500	15,441
0.561% due 04/10/2015	20,000	19,924

		250,503

REPURCHASE AGREEMENTS (b) 0.0%
		219

SHORT-TERM NOTES 0.9%

Korea Development Bank
0.679% due 08/20/2014	17,000	17,000

Korea Finance Corp.
0.557% due 11/25/2014	18,000	18,009

		35,009

Total Short-Term Instruments (Cost $402,938)		403,169

Total Investments in Securities (Cost $3,852,407)		3,860,476

Total Investments 102.3% (Cost $3,852,407)		$3,860,476

Other Assets and Liabilities, net (2.3%)		(86,580)

Net Assets 100.0%		$3,773,896

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$219	Freddie Mac 2.000% due 01/30/2023	$(225)	$219	$219
Total Repurchase Agreements						$(225)	$219	$219

(1)	Includes accrued interest.

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.090%	05/21/2014	07/21/2014	$(11,328)	$(11,329)
JPS	0.110%	05/28/2014	07/24/2014	(30,116)	(30,119)
Total Reverse Repurchase Agreements					$(41,448)

(2)

As of June 30, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2014 was $143,118 at a weighted average interest rate of 0.003%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

(c)	Securities with an aggregate market value of $41,415 have been pledged as collateral under the terms of the following master agreements as of June 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BSN	$0	$(11,329)	$0	$0	$(11,329)	$11,327	$(2)
JPS	0	(30,119)	0	0	(30,119)	30,088	(31)
SSB	219	0	0	0	219	(225)	(6)
Total Borrowings and Other Financing Transactions	$219	$(41,448)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,446,747	$0	$1,446,747
Industrials	10,000	747,874	0	757,874
Utilities	0	368,991	0	368,991
Municipal Bonds & Notes
Arkansas	0	1,197	0	1,197
California	0	30,511	0	30,511
Florida	0	1,205	0	1,205
Massachusetts	0	5,010	0	5,010
New Jersey	0	10,531	0	10,531
New York	0	22,339	0	22,339
Oregon	0	3,574	0	3,574
Pennsylvania	0	1,199	0	1,199
Texas	0	4,011	0	4,011
Virginia	0	200	0	200
U.S. Government Agencies	0	190,744	1,734	192,478
Mortgage-Backed Securities	0	168,288	9,404	177,692
Asset-Backed Securities	0	335,697	3,570	339,267
Sovereign Issues	0	94,481	0	94,481
Short-Term Instruments
Certificates of Deposit	0	117,438	0	117,438
Commercial Paper	0	250,503	0	250,503
Repurchase Agreements	0	219	0	219
Short-Term Notes	0	35,009	0	35,009
Total Investments	$10,000	$3,835,768	$14,708	$3,860,476

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	81

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.4%

BRAZIL 6.6%

SOVEREIGN ISSUES 6.6%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	4,100	$1,409

Total Brazil (Cost $1,300)			1,409

MEXICO 13.3%

SOVEREIGN ISSUES 13.3%

Mexico Government International Bond
6.000% due 06/18/2015	MXN	36,034	2,860

Total Mexico (Cost $2,878)			2,860

NEW ZEALAND 2.8%

SOVEREIGN ISSUES 2.8%

New Zealand Government Bond
6.000% due 12/15/2017	NZD	650	606

Total New Zealand (Cost $541)			606

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UNITED STATES 8.1%

U.S. TREASURY OBLIGATIONS 8.1%

U.S. Treasury Notes
0.109% due 04/30/2016	$400	$400
0.250% due 08/31/2014	629	629
0.500% due 08/15/2014	700	701

Total United States (Cost $1,730)		1,730

SHORT-TERM INSTRUMENTS 68.6%

REPURCHASE AGREEMENTS (a) 14.4%
		3,078

SHORT-TERM NOTES 54.2%

Fannie Mae
0.066% due 09/03/2014 - 10/14/2014	$4,600	4,600

Federal Home Loan Bank
0.056% due 07/09/2014 - 07/30/2014	4,700	4,700
0.061% due 07/09/2014	1,600	1,600

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.087% due 09/12/2014	$700	$700

		11,600

Total Short-Term Instruments (Cost $14,677)		14,678

Total Investments in Securities (Cost $21,126)		21,283

Total Investments 99.4% (Cost $21,126)		$21,283

Financial Derivative Instruments (b) 0.5% (Cost or Premiums, net $0)		115

Other Assets and Liabilities, net 0.1%		19

Net Assets 100.0%		$21,417

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$278	Freddie Mac 2.000% due 01/30/2023	$(286)	$278	$278
TDM	0.140%	06/30/2014	07/01/2014	2,800	U.S. Treasury Bonds 4.625% due 02/15/2040	(2,902)	2,800	2,800
Total Repurchase Agreements						$(3,188)	$3,078	$3,078

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$278	$0	$0	$0	$278	$(286)	$(8)
TDM	2,800	0	0	0	2,800	(2,902)	(102)
Total Borrowings and Other Financing Transactions	$3,078	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2014	GBP	1,906	$	3,235	$0	$(27)
	07/2014	NOK	3,941		659	17	0
	07/2014	NZD	2,380		2,072	0	(12)
	07/2014	SEK	6,003		897	0	(1)
	08/2014	$	3,234	GBP	1,906	27	0
	08/2014		2,066	NZD	2,380	12	0
BPS	07/2014	MXN	12,478	$	944	0	(16)
	07/2014	$	67	CHF	60	1	0
	07/2014		2,435	GBP	1,446	40	0
	07/2014		3,223	NOK	19,216	0	(90)
	08/2014	CHF	60	$	67	0	(1)
	08/2014	MXN	599		45	0	(1)
BRC	07/2014	$	1,239	NZD	1,453	33	0
	08/2014		1,244	NOK	7,640	0	0
CBK	07/2014	CHF	60	$	67	0	(1)
	07/2014	$	653	CNY	4,042	1	0
	08/2014		837	SEK	5,628	5	0
DUB	07/2014	HKD	8,410	$	1,085	0	0
	07/2014	$	1,133	CAD	1,234	24	0
	07/2014		1,085	INR	64,351	0	(18)
	08/2014		656	RUB	23,010	15	0
GLM	07/2014		772	GBP	460	15	0
	07/2014		785	NZD	927	27	0
	08/2014	MXN	5,520	$	419	0	(5)
JPM	07/2014	BRL	344		153	0	(2)
	07/2014	JPY	164,453		1,615	0	(9)
	07/2014	$	156	BRL	344	0	0
	07/2014		1,619	JPY	164,453	4	0
	07/2014		461	PLN	1,402	0	0
	08/2014	JPY	164,453	$	1,620	0	(4)
	08/2014	$	152	BRL	344	2	0
	08/2014		424	RUB	14,748	6	0
	10/2014		572	ZAR	6,282	8	0
MSC	07/2014	CAD	1,234	$	1,154	0	(2)
	07/2014	$	2,969	HKD	23,014	0	0
	07/2014		1,750	SEK	11,631	0	(9)
	08/2014		1,153	CAD	1,234	3	0
SCX	07/2014		820	MYR	2,728	29	0
UAG	07/2014	BRL	344	$	156	0	0
	07/2014	IDR	79,783		7	0	0
	07/2014	$	152	BRL	344	3	0
	07/2014		7	IDR	79,783	0	0
	07/2014		1,019	INR	63,884	40	0
	07/2014		83	MXN	1,093	1	0
	08/2014		1,244	NOK	7,640	0	0
Total Forward Foreign Currency Contracts						$313	$(198)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	83

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$56	$0	$0	$56	$(40)	$0	$0	$(40)	$16	$0	$16
BPS	41	0	0	41	(108)	0	0	(108)	(67)	0	(67)
BRC	33	0	0	33	0	0	0	0	33	0	33
CBK	6	0	0	6	(1)	0	0	(1)	5	0	5
DUB	39	0	0	39	(18)	0	0	(18)	21	0	21
GLM	42	0	0	42	(5)	0	0	(5)	37	0	37
JPM	20	0	0	20	(15)	0	0	(15)	5	0	5
MSC	3	0	0	3	(11)	0	0	(11)	(8)	0	(8)
SCX	29	0	0	29	0	0	0	0	29	0	29
UAG	44	0	0	44	0	0	0	0	44	0	44
Total Over the Counter	$313	$0	$0	$313	$(198)	$0	$0	$(198)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$313	$0	$313

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$198	$0	$198

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(393)	$0	$(393)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$671	$0	$671

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$1,409	$0	$1,409
Mexico
Sovereign Issues	0	2,860	0	2,860
New Zealand
Sovereign Issues	0	606	0	606
United States
U.S. Treasury Obligations	0	1,730	0	1,730
Short-Term Instruments
Repurchase Agreements	0	3,078	0	3,078
Short-Term Notes	0	11,600	0	11,600
Total Investments	$0	$21,283	$0	$21,283

Financial Derivative Instruments - Assets
Over the counter	$0	$313	$0	$313

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(198)	$0	$(198)
Totals	$0	$21,398	$0	$21,398

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	85

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 110.7%

AUSTRALIA 6.2%

SOVEREIGN ISSUES 6.2%

Australia Government Bond
2.750% due 04/21/2024	AUD	1,950	$1,719
5.250% due 03/15/2019		3,300	3,424

Australia Government CPI Linked Bond
1.250% due 02/21/2022		700	712
2.500% due 09/20/2030		900	1,090

New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		1,200	1,543

Total Australia (Cost $8,093)			8,488

BRAZIL 18.6%

SOVEREIGN ISSUES 18.6%

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (a)	BRL	2,080	2,280

Brazil Notas do Tesouro Nacional Inflation Linked
6.000% due 08/15/2020		5,632	6,282
6.000% due 08/15/2022		12,392	13,794
6.000% due 08/15/2030		455	499
6.000% due 05/15/2045		1,220	1,324
6.000% due 08/15/2050		1,300	1,406

Total Brazil (Cost $27,778)			25,585

CANADA 1.0%

SOVEREIGN ISSUES 1.0%

Canada Government International Bond
1.500% due 12/01/2044 (a)	CAD	1,300	1,438

Total Canada (Cost $1,672)			1,438

CHILE 2.2%

SOVEREIGN ISSUES 2.2%

Bonos del Banco Central de Chile en UF Inflation Linked Bond
3.000% due 02/01/2021	CLP	840,826	1,639
3.000% due 03/01/2022		720,708	1,421

Total Chile (Cost $3,364)			3,060

COLOMBIA 3.7%

SOVEREIGN ISSUES 3.7%

Colombian TES
3.000% due 03/25/2033 (a)	COP	5,958,504	2,780
3.500% due 03/10/2021 (a)		2,127,961	1,151
4.250% due 05/17/2017 (a)		2,127,961	1,199

Total Colombia (Cost $4,902)			5,130

DENMARK 4.2%

SOVEREIGN ISSUES 4.2%

Denmark Government Bond
0.100% due 11/15/2023 (a)	DKK	31,040	5,751

Total Denmark (Cost $5,630)			5,751

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
FRANCE 3.6%

SOVEREIGN ISSUES 3.6%

France Government Bond
0.100% due 07/25/2021 (a)	EUR	202	$286
0.250% due 07/25/2018 (a)		2,190	3,111
0.250% due 07/25/2024 (a)		102	142
1.100% due 07/25/2022 (a)		979	1,479

Total France (Cost $4,953)			5,018

GERMANY 9.8%

SOVEREIGN ISSUES 9.8%

Republic of Germany
0.100% due 04/15/2023 (a)	EUR	1,246	1,764
0.750% due 04/15/2018 (a)		3,730	5,379
1.500% due 04/15/2016 (a)		4,195	5,913
1.750% due 04/15/2020 (a)		231	360

Total Germany (Cost $13,036)			13,416

INDIA 1.0%

CORPORATE BONDS & NOTES 1.0%

Export-Import Bank of India
2.384% due 03/30/2016		$1,300	1,312

Total India (Cost $1,308)			1,312

ITALY 13.4%

SOVEREIGN ISSUES 13.4%

Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (a)	EUR	3,041	4,383
2.100% due 09/15/2021 (a)		5,540	8,162
2.250% due 04/22/2017 (a)		2,504	3,569
2.350% due 09/15/2024 (a)		907	1,331
2.550% due 10/22/2016 (a)		701	1,000

Total Italy (Cost $16,998)			18,445

MEXICO 5.3%

SOVEREIGN ISSUES 5.3%

Mexico Government International Bond
2.000% due 06/09/2022 (a)	MXN	23,603	1,817
4.000% due 11/15/2040 (a)		54,957	4,798

Mexico Government International Inflation Linked Bond
3.560% due 01/30/2020		9,200	709

Total Mexico (Cost $7,463)			7,324

NEW ZEALAND 2.2%

SOVEREIGN ISSUES 2.2%

New Zealand Government Bond
5.500% due 04/15/2023	NZD	600	567

New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		1,700	1,445
4.500% due 02/15/2016		700	957

Total New Zealand (Cost $2,937)			2,969

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
POLAND 1.3%

SOVEREIGN ISSUES 1.3%

Poland Government International Bond
2.750% due 08/25/2023 (a)	PLN	5,005	$1,771

Total Poland (Cost $1,733)			1,771

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
4.700% due 11/01/2016	EUR	200	297

Total Slovenia (Cost $269)			297

SOUTH AFRICA 4.9%

SOVEREIGN ISSUES 4.9%

South Africa Government International Bond
2.000% due 01/31/2025 (a)	ZAR	7,071	701
5.500% due 12/07/2023 (a)		12,063	1,527
7.250% due 01/15/2020		48,500	4,453

Total South Africa (Cost $7,866)			6,681

SPAIN 0.7%

SOVEREIGN ISSUES 0.7%

Spain Government International Bond
5.400% due 01/31/2023	EUR	600	1,010

Total Spain (Cost $999)			1,010

SWEDEN 0.7%

SOVEREIGN ISSUES 0.7%

Sweden Government International CPI Linked Bond
0.250% due 06/01/2022	SEK	3,570	543
3.500% due 12/01/2028		1,500	389

Total Sweden (Cost $954)			932

TURKEY 1.1%

SOVEREIGN ISSUES 1.1%

Turkey Government International Bond
4.000% due 04/01/2020 (a)	TRY	2,880	1,527

Total Turkey (Cost $1,399)			1,527

UNITED KINGDOM 6.4%

SOVEREIGN ISSUES 6.4%

United Kingdom Gilt
0.125% due 03/22/2024 (a)	GBP	2,109	3,738
0.125% due 03/22/2044 (a)		1,055	1,879
0.750% due 03/22/2034 (a)		110	218
1.125% due 11/22/2037 (a)		253	553
1.250% due 11/22/2027 (a)		1,186	2,414

Total United Kingdom (Cost $8,581)			8,802

UNITED STATES 22.3%

U.S. TREASURY OBLIGATIONS 22.3%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016 (c)		$1,505	1,545
0.125% due 04/15/2018 (c)		4,516	4,665
0.125% due 04/15/2019		809	833

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.125% due 01/15/2022	$1,833	$1,845
0.125% due 01/15/2023	1,027	1,023
0.375% due 07/15/2023	509	519
0.625% due 07/15/2021	2,840	2,992
1.125% due 01/15/2021	1,300	1,409
1.250% due 07/15/2020	1,196	1,311
1.375% due 01/15/2020	1,315	1,443
1.375% due 02/15/2044	814	893
1.625% due 01/15/2015 (c)	1,989	2,022
1.750% due 01/15/2028	792	912
1.875% due 07/15/2019 (c)	4,002	4,505
2.000% due 07/15/2014 (c)	2,392	2,398
2.375% due 01/15/2025	1,761	2,133
2.375% due 01/15/2027	118	144

Total United States (Cost $31,027)		30,592

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (b) 1.4%
		$1,870

SHORT-TERM NOTES 0.5%

Federal Home Loan Bank
0.066% due 08/29/2014	$100	100
0.076% due 10/29/2014	100	100
0.098% due 09/19/2014	100	100

Freddie Mac
0.081% due 11/12/2014	200	200
0.122% due 05/27/2015	200	200

		700

MARKET VALUE (000s)
Total Short-Term Instruments (Cost $2,570)	$2,570

Total Investments in Securities (Cost $153,532)	152,118

Total Investments 110.7% (Cost $153,532)	$152,118
Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)	22

Other Assets and Liabilities, net (10.7%)	(14,725)

Net Assets 100.0%	$137,415

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.140%	06/30/2014	07/01/2014	$1,300	U.S. Treasury Bonds 3.125% due 02/15/2043	$(1,329)	$1,300	$1,300
SSB	0.000%	06/30/2014	07/01/2014	570	Freddie Mac 2.000% due 01/30/2023	(585)	570	570
Total Repurchase Agreements						$(1,914)	$1,870	$1,870

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.220%	06/27/2014	07/03/2014	$(318)	$(318)
Total Reverse Repurchase Agreements					$(318)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.160%	06/09/2014	07/10/2014	$(1,474)	$(1,475)
MSC	0.280%	06/30/2014	07/02/2014	(1,909)	(1,909)
TDM	0.110%	04/25/2014	07/10/2014	(5,975)	(5,987)
	0.110%	05/21/2014	07/17/2014	(527)	(528)
	0.160%	06/12/2014	07/11/2014	(4,915)	(4,923)
Total Sale-Buyback Transactions					$(14,822)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2014 was $11,327 at a weighted average interest rate of 0.105%.
(3)	Payable for sale-buyback transactions includes $19 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	87

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

(c)	Securities with an aggregate market value of $15,135 have been pledged as collateral under the terms of the following master agreements as of June 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(318)	$0	$0	$(318)	$318	$0
BPG	1,300	0	0	0	1,300	(1,329)	(29)
SSB	570	0	0	0	570	(585)	(15)

Master Securities Forward Transaction Agreement
BPG	0	0	(1,475)	0	(1,475)	1,484	9
MSC	0	0	(1,909)	0	(1,909)	1,909	0
TDM	0	0	(11,438)	0	(11,438)	11,424	(14)
Total Borrowings and Other Financing Transactions	$1,870	$(318)	$(14,822)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2014	NZD	3,416	$	2,909	$0	$(81)
BOA	07/2014	AUD	308		285	0	(6)
	08/2014	CLP	703,071		1,253	0	(12)
	10/2014	COP	1,302,778		664	0	(24)
BPS	07/2014	EUR	73	PLN	308	1	0
	08/2014	$	1,541	AUD	1,639	1	0
	08/2014		365	EUR	269	4	0
BRC	07/2014		2,544	PLN	7,750	4	0
	08/2014	DKK	29,737	$	5,531	75	(6)
	08/2014	EUR	9,461		12,921	0	(37)
	08/2014	SEK	3,875		596	16	0
	09/2014	GBP	1,421		2,385	0	(45)
	10/2014	ZAR	3,597		328	0	(5)
CBK	07/2014	$	185	AUD	198	2	0
	08/2014	EUR	972	$	1,324	0	(7)
	10/2014	BRL	13,085		5,587	0	(183)
DUB	07/2014	$	326	INR	19,898	4	0
	07/2014		2,973	NZD	3,416	17	0
	08/2014	NZD	3,416	$	2,964	0	(17)
	08/2014	$	1,260	EUR	923	4	0
	08/2014		1,055	SEK	7,120	10	0
	09/2014		2,075	ILS	7,217	27	0
	10/2014	COP	3,362,597	$	1,717	0	(59)
FBF	07/2014	KRW	198,772		194	0	(2)
	07/2014	$	7	INR	428	0	0
	10/2014	COP	190,650	$	99	0	(1)
GLM	07/2014	JPY	130,200		1,282	0	(3)

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2014	$	295	INR	18,095	$5	$0
	08/2014		2,366	MXN	31,168	27	0
	09/2014		1,301		16,965	0	(1)
HUS	07/2014	EUR	128	PLN	541	2	0
	07/2014	$	305	INR	18,690	5	0
	10/2014	BRL	442	$	185	0	(10)
JPM	07/2014		1,917		856	0	(11)
	07/2014	JPY	877,206		8,637	0	(22)
	07/2014	PLN	503		166	0	0
	07/2014	$	870	BRL	1,917	0	(3)
	07/2014		365	INR	22,195	5	(2)
	07/2014		9,891	JPY	1,007,406	53	0
	07/2014		4,400	TRY	9,378	13	0
	08/2014		849	BRL	1,917	11	0
	08/2014		8,639	JPY	877,206	22	0
	10/2014	BRL	390	$	163	0	(9)
	10/2014	ZAR	39,702		3,622	3	(49)
RBC	09/2014	$	2,743	CAD	2,982	46	0
SOG	07/2014	AUD	6,856	$	6,331	0	(134)
	07/2014	$	6,567	AUD	6,966	1	0
	07/2014		111	INR	6,663	0	(1)
	08/2014	AUD	6,966	$	6,552	0	(1)
UAG	07/2014	BRL	1,917		871	3	0
	07/2014	$	852	BRL	1,917	16	0
	07/2014		270	INR	16,559	5	0
	07/2014		5,113	KRW	5,552,902	371	0
Total Forward Foreign Currency Contracts						$753	$(731)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2014:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
AZD	$0	$0	$0	$0	$(81)	$0	$0	$(81)	$(81)	$0	$(81)
BOA	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
BPS	6	0	0	6	0	0	0	0	6	0	6
BRC	95	0	0	95	(93)	0	0	(93)	2	0	2
CBK	2	0	0	2	(190)	0	0	(190)	(188)	0	(188)
DUB	62	0	0	62	(76)	0	0	(76)	(14)	0	(14)
FBF	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
GLM	32	0	0	32	(4)	0	0	(4)	28	0	28
HUS	7	0	0	7	(10)	0	0	(10)	(3)	0	(3)
JPM	107	0	0	107	(96)	0	0	(96)	11	0	11
RBC	46	0	0	46	0	0	0	0	46	0	46
SOG	1	0	0	1	(136)	0	0	(136)	(135)	0	(135)
UAG	395	0	0	395	0	0	0	0	395	(280)	115
Total Over the Counter	$753	$0	$0	$753	$(731)	$0	$0	$(731)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	89

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$753	$0	$753

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$731	$0	$731

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(674)	$0	$(674)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(121)	$0	$(121)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$8,488	$0	$8,488
Brazil
Sovereign Issues	0	25,585	0	25,585
Canada
Sovereign Issues	0	1,438	0	1,438
Chile
Sovereign Issues	0	3,060	0	3,060
Colombia
Sovereign Issues	0	5,130	0	5,130
Denmark
Sovereign Issues	0	5,751	0	5,751
France
Sovereign Issues	0	5,018	0	5,018
Germany
Sovereign Issues	0	13,416	0	13,416
India
Corporate Bonds & Notes	0	1,312	0	1,312
Italy
Sovereign Issues	0	18,445	0	18,445

90	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Mexico
Sovereign Issues	$0	$7,324	$0	$7,324
New Zealand
Sovereign Issues	0	2,969	0	2,969
Poland
Sovereign Issues	0	1,771	0	1,771
Slovenia
Sovereign Issues	0	297	0	297
South Africa
Sovereign Issues	0	6,681	0	6,681
Spain
Sovereign Issues	0	1,010	0	1,010
Sweden
Sovereign Issues	0	932	0	932
Turkey
Sovereign Issues	0	1,527	0	1,527
United Kingdom
Sovereign Issues	0	8,802	0	8,802
United States
U.S. Treasury Obligations	0	30,592	0	30,592
Short-Term Instruments
Repurchase Agreements	0	1,870	0	1,870
Short-Term Notes	0	700	0	700
Total Investments	$0	$152,118	$0	$152,118

Financial Derivative Instruments - Assets
Over the counter	$0	$753	$0	$753

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(731)	$0	$(731)
Totals	$0	$152,140	$0	$152,140

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	91

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.4%

MUNICIPAL BONDS & NOTES 91.4%

ALABAMA 0.9%

University of Alabama Revenue Bonds, Series 2012
5.000% due 07/01/2025	$1,610	$1,881

ARIZONA 1.4%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	438

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	840

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,638

		2,916

ARKANSAS 0.2%

University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	367

CALIFORNIA 12.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	1,000	1,006

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,117

California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2018	500	578
5.000% due 05/01/2019	1,040	1,228

California State General Obligation Bonds, (FGIC Insured), Series 2004
5.250% due 07/01/2014	750	750

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	591

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	581

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	592

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,613

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
0.010% due 10/01/2041	900	900

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	250	285

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,710

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2026	2,000	2,359

Metropolitan Water District of Southern California Revenue Notes, Series 2012
5.000% due 07/01/2022	510	625

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	992

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	$500	$559

Pleasanton Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2010
3.500% due 08/01/2015	450	465

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,151

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	767

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,124

San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2021	370	449

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,234

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017	750	719

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	664

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,165

University of California Revenue Notes, Series 2010
5.000% due 05/15/2018	500	576

		25,800

COLORADO 0.1%

Denver, Colorado Airport System City & County Revenue Bonds, (FGIC Insured), Series 2006
4.000% due 11/15/2016	265	287

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,162

FLORIDA 5.5%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,159

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	814

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,158

Florida Municipal Power Agency Revenue Notes, Series 2009
5.000% due 10/01/2015	250	265

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	543

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,200

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,743

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	$1,375	$1,457

Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	1,000	1,071

Orange County, Florida Health Facilities Authority Revenue Notes, Series 2009
5.000% due 10/01/2015	250	264

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	285

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,560

		11,519

GEORGIA 0.7%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	591

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	284

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	386

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	293

		1,554

ILLINOIS 6.2%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	200	205

Chicago, Illinois Midway Airport Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,041

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,111
5.500% due 01/01/2018	1,000	1,138

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,169

Illinois Finance Authority Revenue Notes, Series 2009
5.000% due 08/15/2015	375	395

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	540

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	817

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	577

		12,993

INDIANA 3.0%

Indiana Finance Authority Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 12/01/2017	300	331

Indiana Finance Authority Revenue Notes, Series 2008
5.000% due 11/01/2014	2,000	2,032

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	538
5.000% due 02/01/2018	500	572

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	$1,000	$1,206

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2016	300	321

Purdue University, Indiana Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	640	725

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	500	534

		6,259

IOWA 0.3%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	544

KANSAS 0.3%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	568

KENTUCKY 1.0%

Kentucky Municipal Power Agency Revenue Notes, (AGM Insured), Series 2010
4.000% due 09/01/2016	900	954

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,093

		2,047

MARYLAND 0.0%

Baltimore, Maryland Revenue Bonds, Series 2011
5.000% due 07/01/2021	60	72

MASSACHUSETTS 4.0%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	573

Massachusetts Bay Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2018	1,280	1,484

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	910

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2015	500	519
5.000% due 10/01/2016	600	656

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2022	1,175	1,419

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,335

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	598

		8,494

MICHIGAN 1.5%

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,130

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	$2,000	$2,042

		3,172

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,117

MISSOURI 1.7%

Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,565

Missouri Joint Municipal Electric Utility Commission Revenue Notes, (AMBAC Insured), Series 2007
5.000% due 01/01/2016	880	931

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,130

		3,626

NEVADA 1.1%

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018 (a)	2,000	2,287

NEW HAMPSHIRE 0.8%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,330

New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2009
5.000% due 07/01/2016	250	272

		1,602

NEW JERSEY 3.8%

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 09/01/2016	1,000	1,059

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,137

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,276

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,143

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
5.000% due 12/15/2023	2,000	2,325

		7,940

NEW MEXICO 0.3%

New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	565

NEW YORK 13.6%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,184

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	588

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	$4,000	$4,718

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,106

New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	1,011

New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 07/01/2016	370	387

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2030	1,635	1,691

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,313

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	477

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,254

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	904

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,719

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,325

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	574

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	541

Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,199

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,354

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,426
5.000% due 11/15/2028	825	959

		28,730

NORTH CAROLINA 3.0%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	347

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,925
5.000% due 10/01/2027	1,100	1,239

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,789

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	360	392

University of North Carolina at Chapel Hill Revenue Notes, Series 2005
5.000% due 02/01/2015	250	256

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	93

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	$250	$294

		6,242

OHIO 7.6%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	550

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	937

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,160

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,497

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	712

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,641

Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,197

Ohio State Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2016	300	308

Ohio State Turnpike Commission Revenue Bonds, (FGIC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,084
5.500% due 02/15/2017	225	253

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,123

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,475

		15,937

OREGON 0.3%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	556

PENNSYLVANIA 5.0%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	582

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	559

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	900	1,007

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,945

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	$250	$270

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
0.940% due 12/01/2020	4,500	4,515

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	565

		10,443

SOUTH CAROLINA 0.1%

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	250	256

TENNESSEE 1.0%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	985
5.250% due 09/01/2026	1,000	1,154

		2,139

TEXAS 12.2%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
4.000% due 02/15/2023	1,225	1,367

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,198

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
0.640% due 12/01/2042	7,000	7,002

Katy Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2020	1,500	1,785

La Joya Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2027	1,000	1,165

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,173

Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.200% due 08/01/2040	1,000	1,006

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2024	1,165	1,369

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,157

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	1,500	1,777

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	3,000	3,292

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	$1,840	$2,027

Texas State General Obligation Notes, Series 2010
4.000% due 12/01/2015	810	852

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	612

		25,782

WASHINGTON 2.0%

Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,223

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	660

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,346

		4,229

WISCONSIN 0.6%

Wisconsin State Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,217

Total Municipal Bonds & Notes (Cost $186,934)		192,303

U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Notes
0.250% due 08/31/2014	200	200
0.625% due 07/15/2014	1,000	1,001

Total U.S. Treasury Obligations (Cost $1,200)		1,201

SHORT-TERM INSTRUMENTS 8.4%

REPURCHASE AGREEMENTS (c) 0.2%
		513

U.S. TREASURY BILLS 8.2%
0.048% due 08/21/2014 - 12/11/2014 (b)	17,300	17,298

Total Short-Term Instruments (Cost $17,810)		17,811

Total Investments in Securities (Cost $205,944)		211,315

Total Investments 100.4% (Cost $205,944)		$211,315

Other Assets and Liabilities, net (0.4%)		(767)

Net Assets 100.0%		$210,548

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.

94	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$513	Freddie Mac 2.000% due 01/30/2023	$(524)	$513	$513
Total Repurchase Agreements						$(524)	$513	$513

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$513	$0	$0	$0	$513	$(524)	$(11)
Total Borrowings and Other Financing Transactions	$513	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,881	$0	$1,881
Arizona	0	2,916	0	2,916
Arkansas	0	367	0	367
California	0	25,800	0	25,800
Colorado	0	287	0	287
District of Columbia	0	1,162	0	1,162
Florida	0	11,519	0	11,519
Georgia	0	1,554	0	1,554
Illinois	0	12,993	0	12,993
Indiana	0	6,259	0	6,259
Iowa	0	544	0	544
Kansas	0	568	0	568
Kentucky	0	2,047	0	2,047
Maryland	0	72	0	72
Massachusetts	0	8,494	0	8,494
Michigan	0	3,172	0	3,172
Minnesota	0	1,117	0	1,117
Missouri	0	3,626	0	3,626
Nevada	0	2,287	0	2,287
New Hampshire	0	1,602	0	1,602
New Jersey	0	7,940	0	7,940
New Mexico	0	565	0	565
New York	0	28,730	0	28,730

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	95

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Cont.)

June 30, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
North Carolina	$0	$6,242	$0	$6,242
Ohio	0	15,937	0	15,937
Oregon	0	556	0	556
Pennsylvania	0	10,443	0	10,443
South Carolina	0	256	0	256
Tennessee	0	2,139	0	2,139
Texas	0	25,782	0	25,782
Washington	0	4,229	0	4,229
Wisconsin	0	1,217	0	1,217
U.S. Treasury Obligations	0	1,201	0	1,201
Short-Term Instruments
Repurchase Agreements	0	513	0	513
U.S. Treasury Bills	0	17,298	0	17,298
Total Investments	$0	$211,315	$0	$211,315

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

96	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 114.3%

CORPORATE BONDS & NOTES 72.6%

BANKING & FINANCE 38.3%

Ally Financial, Inc.
3.125% due 01/15/2016		$1,200	$1,234
4.625% due 06/26/2015		500	517
6.750% due 12/01/2014		200	205

Banco Bradesco S.A.
4.500% due 01/12/2017		200	212

Banco del Estado de Chile
2.000% due 11/09/2017		800	810

Banco Santander Chile
3.750% due 09/22/2015		200	206

Bank Nederlandse Gemeenten
0.875% due 02/21/2017		800	800

Bank of America Corp.
6.500% due 08/01/2016		300	333

Bank of America N.A.
0.511% due 06/15/2016		250	249

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.648% due 03/20/2018	AUD	1,000	948

Banque Federative du Credit Mutuel S.A.
1.078% due 01/20/2017		$1,000	1,009

BBVA Bancomer S.A.
4.500% due 03/10/2016		1,200	1,269

BPCE S.A.
0.862% due 06/17/2017		1,250	1,250

CIT Group, Inc.
4.750% due 02/15/2015		1,600	1,635

Citigroup, Inc.
4.875% due 05/07/2015		2,000	2,071

Credit Agricole S.A.
1.081% due 10/03/2016		300	302

DBS Bank Ltd.
5.000% due 11/15/2019		200	202

Denali Borrower LLC
5.625% due 10/15/2020		850	903

Dexia Credit Local S.A.
0.628% due 01/11/2017		1,500	1,506

Eksportfinans ASA
2.000% due 09/15/2015		200	200
2.375% due 05/25/2016		900	902
3.000% due 11/17/2014		500	504
5.500% due 05/25/2016		100	107

Export-Import Bank of Korea
1.250% due 11/20/2015		550	553
5.375% due 10/04/2016		2,000	2,194

Ford Motor Credit Co. LLC
1.500% due 01/17/2017		2,700	2,716

General Electric Capital Corp.
5.000% due 01/08/2016		100	107

General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,125	1,144

Goldman Sachs Group, Inc.
0.852% due 06/04/2017		2,500	2,502

Hana Bank
1.375% due 02/05/2016		1,000	1,005

HSBC Finance Corp.
0.657% due 06/01/2016		1,373	1,374

Hutchison Whampoa International Ltd.
2.000% due 11/08/2017		1,000	1,011

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hypothekenbank Frankfurt International S.A.
0.098% due 03/20/2017	$100	$95
5.125% due 01/21/2016	150	157

Hyundai Capital Services, Inc.
1.031% due 03/18/2017	1,000	1,004

Industrial Bank of Korea
2.375% due 07/17/2017	2,200	2,249

International Lease Finance Corp.
4.875% due 04/01/2015	500	513
5.750% due 05/15/2016	300	322
8.625% due 09/15/2015	800	868

Jackson National Life Global Funding
1.250% due 02/21/2017	200	200

John Deere Capital Corp.
1.400% due 03/15/2017	200	203

JPMorgan Chase & Co.
3.450% due 03/01/2016	300	313

JPMorgan Chase Bank N.A.
0.647% due 06/02/2017	2,000	2,002

Kookmin Bank
1.103% due 01/27/2017	550	553
1.478% due 10/11/2016	1,000	1,016

Korea Development Bank
3.875% due 05/04/2017	200	213

Korea Exchange Bank
1.750% due 09/27/2015	300	303
3.125% due 06/26/2017	700	729

Landwirtschaftliche Rentenbank
0.337% due 12/05/2018	700	703

Macquarie Bank Ltd.
5.000% due 02/22/2017	1,722	1,878

Macquarie Group Ltd.
3.000% due 12/03/2018	250	257

Morgan Stanley
5.450% due 01/09/2017	300	331

Northern Rock Asset Management PLC
5.625% due 06/22/2017	200	225

Piper Jaffray Cos.
2.234% due 05/31/2017	250	250

RCI Banque S.A.
4.600% due 04/12/2016	200	212

Regions Financial Corp.
5.750% due 06/15/2015	200	209

Royal Bank of Scotland PLC
5.000% due 05/17/2015	180	185

Santander U.S. Debt S.A.U.
3.724% due 01/20/2015	1,000	1,015

Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	200	212

Shinhan Bank
4.375% due 09/15/2015	1,000	1,043
4.375% due 07/27/2017	200	216

SLM Corp.
3.875% due 09/10/2015	1,250	1,281
6.250% due 01/25/2016	300	320

Sumitomo Mitsui Banking Corp.
0.657% due 01/10/2017	200	200

U.S. Bank N.A.
3.778% due 04/29/2020	250	256

Vesey Street Investment Trust
4.404% due 09/01/2016	300	320

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Wachovia Corp.
0.501% due 06/15/2017	$2,000	$1,999

Wells Fargo & Co.
0.758% due 07/20/2016	300	302

Weyerhaeuser Co.
6.950% due 08/01/2017	1,000	1,157

Woori Bank Co. Ltd.
4.750% due 01/20/2016	200	212

		53,503

INDUSTRIALS 23.5%

America Movil S.A.B. de C.V.
1.230% due 09/12/2016	250	253
2.375% due 09/08/2016	1,000	1,029

American Airlines, Inc.
7.500% due 03/15/2016 ^	100	104

Amgen, Inc.
2.125% due 05/15/2017	200	205

Anglo American Capital PLC
1.176% due 04/15/2016	200	201

Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016	100	100

BAT International Finance PLC
1.400% due 06/05/2015	1,375	1,387

Cisco Systems, Inc.
0.727% due 03/01/2019	100	101

CONSOL Energy, Inc.
8.250% due 04/01/2020	300	326

COX Communications, Inc.
5.875% due 12/01/2016	1,028	1,136

Daimler Finance North America LLC
2.400% due 04/10/2017	200	207

DCP Midstream Operating LP
2.700% due 04/01/2019	200	203

DISH DBS Corp.
6.625% due 10/01/2014	400	406
7.125% due 02/01/2016	1,000	1,084

Enbridge, Inc.
0.678% due 06/02/2017	1,200	1,203

Enterprise Products Operating LLC
1.250% due 08/13/2015	1,000	1,007

Express Scripts Holding Co.
2.250% due 06/15/2019	500	499

Gannett Co., Inc.
8.750% due 11/15/2014	700	720

Glencore Finance Canada Ltd.
2.850% due 11/10/2014	700	704

HCA, Inc.
6.375% due 01/15/2015	1,000	1,026
6.500% due 02/15/2016	300	324

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	200	209

Hyundai Capital America
1.450% due 02/06/2017	200	201
3.750% due 04/06/2016	100	105

Kansas City Southern de Mexico S.A. de C.V.
0.928% due 10/28/2016	700	703

KazMunayGas National Co. JSC
11.750% due 01/23/2015	1,200	1,270

Kia Motors Corp.
3.625% due 06/14/2016	1,140	1,194

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	97

Schedule of Investments PIMCO Low Duration Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	$1,000	$1,116

Korea Expressway Corp.
5.125% due 05/20/2015	1,300	1,348

Korea National Oil Corp.
3.125% due 04/03/2017	2,000	2,086
4.000% due 10/27/2016	200	212

Kraft Foods Group, Inc.
1.625% due 06/04/2015	1,000	1,011

Lafarge S.A.
6.200% due 07/09/2015	331	347

Life Technologies Corp.
3.500% due 01/15/2016	100	104

MGM Resorts International
6.625% due 07/15/2015	1,300	1,368

NBCUniversal Enterprise, Inc.
0.763% due 04/15/2016	1,000	1,006

Nissan Motor Acceptance Corp.
0.777% due 03/03/2017	1,000	1,004

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	100	103

Philip Morris International, Inc.
1.625% due 03/20/2017	200	203

Plains Exploration & Production Co.
6.125% due 06/15/2019	200	222

Reynolds American, Inc.
1.050% due 10/30/2015	1,100	1,100

Rockies Express Pipeline LLC
3.900% due 04/15/2015	150	152

SABIC Capital BV
3.000% due 11/02/2015	200	206

SABMiller Holdings, Inc.
1.850% due 01/15/2015	200	201

Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	200	206

SK Telecom Co. Ltd.
2.125% due 05/01/2018	1,200	1,204

Telefonica Emisiones S.A.U.
3.992% due 02/16/2016	935	979
4.949% due 01/15/2015	300	307
6.221% due 07/03/2017	400	453

Transocean, Inc.
4.950% due 11/15/2015	100	105

TRW Automotive, Inc.
7.250% due 03/15/2017	1,200	1,371

United Airlines, Inc.
6.750% due 09/15/2015	200	202

USG Corp.
8.375% due 10/15/2018	100	106

Wynn Macau Ltd.
5.250% due 10/15/2021	200	206

		32,835

UTILITIES 10.8%

AES Corp.
3.229% due 06/01/2019	1,000	1,010

BG Energy Capital PLC
2.875% due 10/15/2016	200	208

British Telecommunications PLC
1.250% due 02/14/2017	200	200

Enel Finance International NV
3.875% due 10/07/2014	740	746

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Enel SpA
4.875% due 02/20/2018	EUR	300	$463

FirstEnergy Corp.
2.750% due 03/15/2018		$750	759

Korea Gas Corp.
2.250% due 07/25/2017		200	204

Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		1,110	1,137

Korea Western Power Co. Ltd.
3.125% due 05/10/2017		200	208

KT Corp.
1.750% due 04/22/2017		1,500	1,505
3.875% due 01/20/2017		265	280

Orange S.A.
2.750% due 09/14/2016		1,200	1,245
2.750% due 02/06/2019		100	102

Pemex Project Funding Master Trust
5.750% due 03/01/2018		200	226

Petrobras Global Finance BV
2.592% due 03/17/2017		200	203

Sinopec Group Overseas Development Ltd.
1.007% due 04/10/2017		900	902
1.147% due 04/10/2019		200	201

Sprint Communications, Inc.
6.000% due 12/01/2016		1,400	1,528

Telecom Italia Capital S.A.
4.950% due 09/30/2014		1,100	1,111
5.250% due 10/01/2015		100	105

Trans-Allegheny Interstate Line Co.
4.000% due 01/15/2015		100	102

Verizon Communications, Inc.
1.981% due 09/14/2018		2,347	2,479
2.500% due 09/15/2016		200	206

			15,130

Total Corporate Bonds & Notes (Cost $101,359)			101,468

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%

New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014		200	202

Total Municipal Bonds & Notes (Cost $203)			202

U.S. TREASURY OBLIGATIONS 23.5%

U.S. Treasury Notes
0.375% due 05/31/2016 (b)		32,800	32,771

Total U.S. Treasury Obligations (Cost $32,743)			32,771

MORTGAGE-BACKED SECURITIES 3.8%

BCAP LLC Trust
0.312% due 03/26/2037		200	195

Bear Stearns Adjustable Rate Mortgage Trust
2.344% due 02/25/2033		5	4

Citigroup Mortgage Loan Trust, Inc.
2.748% due 11/25/2038		92	93

Commercial Mortgage Pass-Through Certificates
1.054% due 06/11/2027 (a)		1,300	1,300

Countrywide Alternative Loan Trust
0.602% due 08/25/2033		82	82

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Credit Suisse Mortgage Capital Certificates
2.653% due 09/27/2036		$82	$82

DBUBS Mortgage Trust
3.742% due 11/10/2046		725	756

First Horizon Mortgage Pass-Through Trust
2.565% due 09/25/2033		123	123

Granite Mortgages PLC
0.511% due 09/20/2044		307	306

GS Mortgage Securities Trust
4.761% due 07/10/2039		197	201

Jefferies Resecuritization Trust
6.074% due 07/26/2037		27	27

JPMorgan Chase Commercial Mortgage Securities Trust
4.878% due 01/15/2042		100	101
4.899% due 01/12/2037		100	101
5.814% due 06/12/2043		259	279

JPMorgan Resecuritization Trust
2.199% due 07/27/2037		242	243

MASTR Adjustable Rate Mortgages Trust
2.642% due 04/21/2034		188	193

Residential Accredit Loans, Inc. Trust
0.592% due 06/25/2034		196	195

Selkirk Ltd.
1.183% due 02/20/2041		200	200

Sequoia Mortgage Trust
0.813% due 06/20/2033		14	14
0.873% due 11/22/2024		25	25

Structured Asset Mortgage Investments Trust
0.445% due 07/19/2034		31	31

Thornburg Mortgage Securities Trust
2.237% due 04/25/2045		462	470

WaMu Mortgage Pass-Through Certificates Trust
0.552% due 06/25/2044		280	267

Wells Fargo Mortgage-Backed Securities Trust
2.615% due 06/25/2035		12	12

Total Mortgage-Backed Securities (Cost $5,266)			5,300

ASSET-BACKED SECURITIES 5.2%

Alba SPV SRL
1.827% due 04/20/2040	EUR	125	172

ALM Ltd.
1.466% due 07/18/2022		$750	749

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.910% due 09/25/2033		77	74

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.412% due 10/25/2035		126	126

Bear Stearns Asset-Backed Securities Trust
0.952% due 10/27/2032		48	46

Callidus Debt Partners CLO Fund Ltd.
0.676% due 04/17/2020		1,000	1,000

COA Summit CLO Ltd.
1.586% due 04/20/2023		300	300

Credit Suisse First Boston Mortgage Securities Corp.
2.402% due 10/25/2032		187	188

Drug Royalty LP
3.082% due 07/15/2023		300	300

Duane Street CLO Ltd.
0.455% due 11/14/2021		250	246

Duchess CLO BV
0.530% due 02/28/2023	EUR	167	224

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Eagle Creek CLO Ltd.
0.609% due 02/28/2018	$1,095	$1,089

First Franklin Mortgage Loan Trust
0.902% due 11/25/2034	419	394

Gallatin CLO Ltd.
1.432% due 07/15/2023	1,000	1,002

Halcyon Structured Asset Management Long/Short Ltd.
0.448% due 08/07/2021	142	142

Madison Park Funding Ltd.
1.481% due 06/15/2022	500	499

National Collegiate Student Loan Trust
0.392% due 11/27/2028	444	436

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.652% due 03/25/2035	218	216

Total Asset-Backed Securities (Cost $7,183)		7,203

SOVEREIGN ISSUES 5.3%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	200	207

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Japan Bank for International Cooperation
2.500% due 01/21/2016		$1,400	$1,445

Japan Finance Organization for Municipalities
1.500% due 09/12/2017		4,100	4,132

Korea Land & Housing Corp.
1.875% due 08/02/2017		1,000	1,006

Qatar Government International Bond
3.125% due 01/20/2017		500	527

Slovenia Government International Bond
2.750% due 03/17/2015	EUR	100	139

Total Sovereign Issues (Cost $7,441)			7,456

SHORT-TERM INSTRUMENTS 3.8%

CERTIFICATES OF DEPOSIT 3.0%

Banco do Brasil S.A.
1.211% due 06/29/2015		$1,300	1,300

Credit Agricole
0.557% due 07/02/2015		1,000	1,000

Credit Suisse
0.603% due 01/28/2016		300	300

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Intesa Sanpaolo SpA
1.650% due 04/07/2015	$200	$201

Itau Unibanco Holding S.A.
1.151% due 06/04/2015	1,400	1,400

		4,201

COMMERCIAL PAPER 0.8%

Entergy Corp.
0.884% due 08/25/2014	1,100	1,098

Total Short-Term Instruments (Cost $5,298)		5,299

Total Investments in Securities (Cost $159,493)		159,699

Total Investments 114.3% (Cost $159,493)		$159,699

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $0)		(43)

Other Assets and Liabilities, net (14.3%)		(19,906)

Net Assets 100.0%		$139,750

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
JPS	(1.300%)	06/30/2014	07/01/2014	$(20,175)	$(20,174)
Total Reverse Repurchase Agreements					$(20,174)

(1)

As of June 30, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2014 was $3,661 at a weighted average interest rate of (0.336%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of June 30, 2014:

(b)	Securities with an aggregate market value of $20,182 have been pledged as collateral under the terms of the following master agreements as of June 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
JPS	$0	$(20,174)	$0	$0	$(20,174)	$20,182	$8
Total Borrowings and Other Financing Transactions	$0	$(20,174)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	99

Schedule of Investments PIMCO Low Duration Exchange-Traded Fund (Cont.)

(c) FINANCIAL	DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2014	AUD	1,013	$	946	$0	$(9)
	07/2014	JPY	49,400		485	0	(3)
BPS	07/2014	MXN	7,900		595	0	(14)
	07/2014	$	592	MXN	7,832	11	0
BRC	07/2014	JPY	234,100	$	2,305	0	(6)
	07/2014	$	2,792	JPY	283,500	7	0
	08/2014	EUR	1,344	$	1,832	0	(9)
	08/2014	JPY	283,500		2,792	0	(7)
	03/2015	EUR	100		137	0	0
CBK	08/2014	AUD	1,004		941	0	(3)
FBF	08/2014	EUR	343		465	0	(5)
RBC	08/2014	$	4	MXN	50	0	0
UAG	08/2014	EUR	1,004	$	1,370	0	(5)
Total Forward Foreign Currency Contracts						$18	$(61)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2014:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(12)	$0	$0	$(12)	$(12)	$0	$(12)
BPS	11	0	0	11	(14)	0	0	(14)	(3)	0	(3)
BRC	7	0	0	7	(22)	0	0	(22)	(15)	0	(15)
CBK	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
FBF	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
UAG	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
Total Over the Counter	$18	$0	$0	$18	$(61)	$0	$0	$(61)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18	$0	$18

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61	$0	$61

100	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(43)	$0	$(43)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$53,253	$250	$53,503
Industrials	0	32,835	0	32,835
Utilities	0	15,130	0	15,130
Municipal Bonds & Notes
New York	0	202	0	202
U.S. Treasury Obligations	0	32,771	0	32,771
Mortgage-Backed Securities	0	4,000	1,300	5,300
Asset-Backed Securities	0	6,903	300	7,203
Sovereign Issues	0	7,456	0	7,456
Short-Term Instruments
Certificates of Deposit	0	3,201	1,000	4,201
Commercial Paper	0	1,098	0	1,098
Total Investments	$0	$156,849	$2,850	$159,699

Financial Derivative Instruments - Assets
Over the counter	$0	$18	$0	$18

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(61)	$0	$(61)
Totals	$0	$156,806	$2,850	$159,656

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2014:

Category and Subcategory	Beginning Balance at 01/22/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$250	$0	$0	$0	$0	$0	$0	$250	$0
Mortgage-Backed Securities	0	1,300	0	0	0	0	0	0	1,300	0
Asset-Backed Securities	0	300	0	0	0	0	0	0	300	0
Short-Term Instruments
Certificates of Deposit	0	1,000	0	0	0	0	0	0	1,000	0
Totals	$0	$2,850	$0	$0	$0	$0	$0	$0	$2,850	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	101

Schedule of Investments PIMCO Low Duration Exchange-Traded Fund (Cont.)

June 30, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$250	Benchmark Pricing	Base Price	100.00
Mortgage-Backed Securities	1,300	Benchmark Pricing	Base Price	100.00
Asset-Backed Securities	300	Benchmark Pricing	Base Price	100.00
Short-Term Instruments
Certificates of Deposit	1,000	Benchmark Pricing	Base Price	100.00
Total	$2,850

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

102	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Exchange-Traded Fund

June 30, 2014

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.7%

MUNICIPAL BONDS & NOTES 97.2%

ARIZONA 3.5%

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	$1,000	$1,075

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2011
4.000% due 12/01/2014	1,600	1,625

		2,700

CALIFORNIA 4.4%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	1,000	1,006

California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	250	250

California State General Obligation Bonds, (FGIC Insured), Series 2004
5.250% due 07/01/2014	550	550

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	250	275

Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	1,000	1,000

South Placer Wastewater Authority, California Revenue Notes, Series 2011
0.890% due 11/01/2014	250	250

		3,331

CONNECTICUT 2.2%

Stratford, Connecticut General Obligation Notes, Series 2011
3.500% due 08/01/2015	1,635	1,688

FLORIDA 12.0%

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	1,000	1,086

Florida Municipal Power Agency Revenue Notes, Series 2011
4.000% due 10/01/2015	1,775	1,856

Florida State General Obligation Notes, Series 2009
5.000% due 06/01/2019	625	733

Florida State General Obligation Notes, Series 2011
5.000% due 06/01/2016	500	545

Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
0.810% due 10/01/2017	3,000	3,023

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	500	583

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2015	1,270	1,346

		9,172

GEORGIA 2.1%

Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	500	569

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	$1,000	$1,014

		1,583

ILLINOIS 1.5%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	500	512

Illinois Finance Authority Revenue Bonds, Series 2004
5.500% due 10/01/2014	200	203

Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	400	402

		1,117

INDIANA 1.3%

Indiana Finance Authority Revenue Notes, Series 2008
5.000% due 11/01/2014	1,000	1,016

LOUISIANA 0.7%

Louisiana Offshore Terminal Authority Revenue Bonds, Series 2010
2.100% due 10/01/2040	500	502

MASSACHUSETTS 1.3%

Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.420% due 02/01/2017	1,000	1,003

MICHIGAN 1.3%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,021

MINNESOTA 4.1%

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	859

Southern Minnesota Municipal Power Agency Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 01/01/2017	1,000	1,107

University of Minnesota Revenue Notes, Series 2011
5.000% due 12/01/2017	1,000	1,146

		3,112

NEBRASKA 2.0%

Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	1,330	1,547

NEVADA 5.7%

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018 (a)	1,000	1,144

Nevada State General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 12/01/2016	2,000	2,088

Nevada State Revenue Notes, Series 2013
5.000% due 12/01/2017	1,000	1,144

		4,376

NEW YORK 16.3%

Metropolitan Transportation Authority, New York Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/15/2015	220	234

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Metropolitan Transportation Authority, New York Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 11/15/2014	$590	$601

Metropolitan Transportation Authority, New York Revenue Notes, Series 2012
4.000% due 11/15/2016	605	655

Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
4.000% due 08/15/2015	500	522

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,140

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
0.040% due 11/01/2036	2,000	2,000

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,150

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	270
5.000% due 07/01/2018	1,000	1,136

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	492

New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	1,500	1,512

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,162

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2013
3.000% due 11/15/2015	1,460	1,515

		12,389

NORTH CAROLINA 3.4%

Durham, North Carolina Revenue Notes, Series 2010
4.000% due 10/01/2016	250	268

North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2008
5.250% due 01/01/2015	1,140	1,169

North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	1,000	1,151

		2,588

OHIO 6.2%

Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	1,000	1,143

Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	1,000	1,057

Ohio Higher Educational Facility Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 12/01/2019	750	888

Ohio State University Revenue Notes, Series 2010
5.000% due 12/01/2016	500	555

Ohio State Water Development Authority Revenue Bonds, Series 2003
5.250% due 06/01/2015	1,000	1,047

		4,690

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	103

Schedule of Investments PIMCO Short Term Municipal Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OKLAHOMA 0.6%

Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	$420	$472

OREGON 1.7%

Portland, Oregon Sewer System Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 06/01/2015	245	256

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	1,000	1,061

		1,317

PENNSYLVANIA 4.6%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	1,500	1,530

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2005
0.030% due 02/15/2021	2,000	2,000

		3,530

SOUTH CAROLINA 0.4%

South Carolina State Public Service Authority Revenue Notes, Series 2010
5.000% due 01/01/2016	250	267

TENNESSEE 1.8%

Memphis, Tennessee Electric System Revenue Notes, Series 2010
5.000% due 12/01/2014	675	689

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
4.000% due 10/01/2014	650	656

		1,345

TEXAS 10.1%

Austin, Texas Water & Wastewater System Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	536

Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	250	285

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	$1,000	$1,138

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
4.000% due 11/01/2015	500	524

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	500	580

Fort Bend Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2016	500	550

Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,595	1,781

San Antonio, Texas Water System Revenue Bonds, Series 2013
0.740% due 05/01/2043	1,000	1,000

Texas Public Finance Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,000	1,039

University of North Texas Revenue Notes, Series 2010
5.000% due 04/15/2016	250	271

		7,704

UTAH 1.9%

Intermountain Power Agency, Utah Revenue Notes, Series 2013
5.000% due 07/01/2018	760	879

Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2018	500	577

		1,456

VIRGINIA 2.0%

Virginia College Building Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	175	199

Virginia Public School Authority Revenue Notes, Series 2011
5.000% due 08/01/2018	1,140	1,323

		1,522

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WASHINGTON 4.5%

Energy Northwest, Washington Revenue Notes, Series 2007
5.000% due 07/01/2015	$1,000	$1,048

King County, Washington General Obligation Notes, Series 2007
5.000% due 12/01/2015	250	267

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
5.000% due 12/01/2015	1,000	1,068

Washington State General Obligation Notes, Series 2013
5.000% due 07/01/2017	910	1,027

		3,410

WISCONSIN 1.6%

Wisconsin Department of Transportation Revenue Notes, Series 2013
4.000% due 07/01/2018	750	839

Wisconsin State Revenue Notes, Series 2009
5.000% due 07/01/2014	400	400

		1,239

Total Municipal Bonds & Notes (Cost $73,673)		74,097

U.S. TREASURY OBLIGATIONS 2.9%

U.S. Treasury Notes
0.250% due 01/31/2015	700	701
0.250% due 02/28/2015	1,500	1,502

Total U.S. Treasury Obligations (Cost $2,202)		2,203

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		425

Total Short-Term Instruments (Cost $425)		425

Total Investments in Securities (Cost $76,300)		76,725

Total Investments 100.7% (Cost $76,300)		$76,725

Other Assets and Liabilities, net (0.7%)		(514)

Net Assets 100.0%		$76,211

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2014	07/01/2014	$425	Freddie Mac 2.000% due 01/30/2023	$(435)	$425	$425
Total Repurchase Agreements						$(435)	$425	$425

(1)	Includes accrued interest.

104	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$425	$0	$0	$0	$425	$(435)	$(10)
Total Borrowings and Other Financing Transactions	$425	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$2,700	$0	$2,700
California	0	3,331	0	3,331
Connecticut	0	1,688	0	1,688
Florida	0	9,172	0	9,172
Georgia	0	1,583	0	1,583
Illinois	0	1,117	0	1,117
Indiana	0	1,016	0	1,016
Louisiana	0	502	0	502
Massachusetts	0	1,003	0	1,003
Michigan	0	1,021	0	1,021
Minnesota	0	3,112	0	3,112
Nebraska	0	1,547	0	1,547
Nevada	0	4,376	0	4,376
New York	0	12,389	0	12,389
North Carolina	0	2,588	0	2,588
Ohio	0	4,690	0	4,690
Oklahoma	0	472	0	472
Oregon	0	1,317	0	1,317
Pennsylvania	0	3,530	0	3,530
South Carolina	0	267	0	267
Tennessee	0	1,345	0	1,345
Texas	0	7,704	0	7,704
Utah	0	1,456	0	1,456
Virginia	0	1,522	0	1,522
Washington	0	3,410	0	3,410
Wisconsin	0	1,239	0	1,239
U.S. Treasury Obligations	0	2,203	0	2,203
Short-Term Instruments
Repurchase Agreements	0	425	0	425
Total Investments	$0	$76,725	$0	$76,725

There were no significant transfers between Level 1, 2, and 3 during the period ended June 30, 2014.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	105

Schedule of Investments PIMCO Total Return Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 125.2%

BANK LOAN OBLIGATIONS 1.1%

Biomet, Inc.
3.650% - 3.733% due 07/25/2017		$4,638	$4,651

H.J. Heinz Co.
3.500% due 06/05/2020		14,652	14,777

HCA, Inc.
2.984% due 05/01/2018		3,970	3,980

Hologic, Inc.
3.250% due 08/01/2019		2,283	2,285

MGM Resorts International
2.900% due 12/20/2017		9,850	9,899

Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		1,106	1,107

Total Bank Loan Obligations (Cost $36,628)			36,699

CORPORATE BONDS & NOTES 54.5%

BANKING & FINANCE 38.9%

Allstate Life Global Funding Trusts CPI Linked Bond
2.268% due 11/25/2016		2,500	2,560

Ally Financial, Inc.
2.427% due 12/01/2014		5,365	5,387
2.908% due 07/18/2016		2,600	2,671
3.500% due 07/18/2016		2,000	2,068
3.500% due 01/27/2019		10,000	10,122
4.625% due 06/26/2015		8,300	8,580
6.750% due 12/01/2014		10,811	11,061
8.300% due 02/12/2015		2,948	3,077

Banco Popolare
3.500% due 03/14/2019	EUR	7,400	10,504

Bank of America Corp.
1.050% due 03/22/2016		$10,000	10,079
2.000% due 01/11/2018		5,100	5,137
2.600% due 01/15/2019 (f)		28,900	29,267
6.000% due 09/01/2017 (f)		28,400	32,103
6.500% due 08/01/2016 (f)		11,000	12,197
6.875% due 04/25/2018		10,000	11,783

Bankia S.A.
0.532% due 01/25/2016	EUR	500	677
3.500% due 01/17/2019		2,100	3,058
3.625% due 10/05/2016		5,050	7,359
4.375% due 02/14/2017		3,800	5,583
5.000% due 10/30/2014		1,100	1,528

Barclays Bank PLC
0.000% due 10/04/2022 (d)	MXN	65,000	6,874
7.625% due 11/21/2022		$35,400	40,356
7.750% due 04/10/2023		5,400	6,017
14.000% due 06/15/2019 (e)	GBP	15,500	36,315

Belvoir Land LLC
5.300% due 12/15/2035		$1,889	1,953

BPCE S.A.
5.150% due 07/21/2024		10,000	10,572
5.700% due 10/22/2023		18,800	20,762

CIT Group, Inc.
4.750% due 02/15/2015		2,400	2,453

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,236

Citigroup, Inc.
1.189% due 07/25/2016		10,000	10,114
4.450% due 01/10/2017		15,000	16,174
4.875% due 05/07/2015		1,550	1,605

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	2,600	$4,298

Credit Agricole S.A.
7.875% due 01/23/2024 (e)		$2,000	2,188
8.125% due 09/19/2033		28,400	32,431

Credit Suisse
6.500% due 08/08/2023		18,400	20,470

Eksportfinans ASA
0.890% due 06/16/2015	JPY	1,100,000	10,593
2.000% due 09/15/2015		$20,400	20,431
2.375% due 05/25/2016		17,491	17,535
3.000% due 11/17/2014		9,800	9,872
5.500% due 05/25/2016		6,871	7,335
5.500% due 06/26/2017		1,000	1,075

Ford Motor Credit Co. LLC
1.474% due 05/09/2016		4,700	4,771
2.375% due 01/16/2018		8,400	8,587
6.625% due 08/15/2017		15,600	17,967
7.000% due 04/15/2015		4,000	4,201

General Electric Capital Corp.
6.375% due 11/15/2067 (f)		46,100	51,517

Goldman Sachs Group, Inc.
6.150% due 04/01/2018		11,000	12,611

Industrial Bank of Korea
1.375% due 10/05/2015		5,000	5,038

International Lease Finance Corp.
6.500% due 09/01/2014		10,660	10,753
8.625% due 09/15/2015		8,500	9,223

Intesa Sanpaolo SpA
3.875% due 01/16/2018		7,500	7,910

JPMorgan Chase & Co.
1.054% due 05/30/2017	GBP	6,200	10,475
6.000% due 01/15/2018		$5,000	5,728
6.300% due 04/23/2019		16,200	19,171

JPMorgan Chase Bank N.A.
0.863% due 05/31/2017	EUR	14,000	19,120
5.375% due 09/28/2016	GBP	5,350	9,836

KBC Bank NV
8.000% due 01/25/2023		$65,600	75,014

Korea Exchange Bank
3.125% due 06/26/2017		5,000	5,209

LBG Capital PLC
15.000% due 12/21/2019	GBP	7,100	17,680
15.000% due 12/21/2019	EUR	1,800	3,818

MassMutual Global Funding
2.350% due 04/09/2019 (f)		$46,600	47,045

SAFG Retirement Services, Inc.
5.600% due 07/31/2097		44,610	47,179

Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		15,700	15,934

SLM Corp.
5.000% due 04/15/2015		4,300	4,429
5.050% due 11/14/2014		8,500	8,638
5.500% due 01/15/2019		1,900	2,024
6.250% due 01/25/2016		7,054	7,521
8.450% due 06/15/2018		10,550	12,495
8.780% due 09/15/2016	MXN	75,600	5,935

SLM Student Loan Trust
0.792% due 12/15/2033	EUR	61,902	82,654
0.882% due 07/25/2039		18,500	24,129
1.085% due 03/15/2038	GBP	32,146	51,439
5.150% due 12/15/2039		9,710	16,227

Springleaf Finance Corp.
6.900% due 12/15/2017		$1,400	1,558

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Stone Street Trust
5.902% due 12/15/2015		$5,670	$6,041

Svensk Exportkredit AB
0.228% due 07/19/2015		200,000	200,010

Trafford Centre Finance Ltd.
0.728% due 07/28/2015	GBP	530	903

UBS AG
4.750% due 05/22/2023		$4,200	4,310
7.625% due 08/17/2022		29,950	36,102

			1,333,662

INDUSTRIALS 10.1%

Aetna, Inc.
6.500% due 09/15/2018		1,510	1,787

Anadarko Petroleum Corp.
8.700% due 03/15/2019		10,000	12,895

Apple, Inc.
2.850% due 05/06/2021		25,000	25,247

BAT International Finance PLC
9.500% due 11/15/2018		11,465	14,912

Boston Scientific Corp.
2.650% due 10/01/2018		7,832	8,013

Burlington Northern Santa Fe LLC
5.750% due 03/15/2018		1,600	1,836

Canadian Natural Resources Ltd.
5.700% due 05/15/2017		16,000	17,930

CVS Caremark Corp.
2.250% due 12/05/2018		1,600	1,622

Devon Energy Corp.
6.300% due 01/15/2019		1,023	1,202

DISH DBS Corp.
6.625% due 10/01/2014		10,566	10,711
7.125% due 02/01/2016		11,600	12,571
7.750% due 05/31/2015		6,000	6,371

Enterprise Products Operating LLC
6.300% due 09/15/2017		11,715	13,532

Express Scripts Holding Co.
2.100% due 02/12/2015		5,000	5,051

Hampton Roads PPV LLC
6.621% due 06/15/2053		36,431	32,655

HCA, Inc.
6.375% due 01/15/2015		350	359
7.190% due 11/15/2015		3,991	4,300
7.250% due 09/15/2020		7,800	8,365

Hospira, Inc.
6.050% due 03/30/2017		4,200	4,636

Hyundai Capital America
2.550% due 02/06/2019		12,590	12,703

McKesson Corp.
1.292% due 03/10/2017		7,000	7,018
1.400% due 03/15/2018		9,815	9,700
2.284% due 03/15/2019 (f)		40,600	40,782

Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		8,900	9,946

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		10,000	11,390

MGM Resorts International
6.625% due 07/15/2015		5,067	5,333
10.000% due 11/01/2016		1,100	1,306

Mondelez International, Inc.
0.745% due 02/01/2019		1,825	1,823
2.250% due 02/01/2019		16,200	16,326
6.125% due 02/01/2018		2,400	2,764

106	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Nissan Motor Acceptance Corp.
2.650% due 09/26/2018		$3,825	$3,929

Numericable Group S.A.
6.250% due 05/15/2024		21,500	22,467

Petrofac Ltd.
3.400% due 10/10/2018		1,550	1,610

Pioneer Natural Resources Co.
6.875% due 05/01/2018		201	238

Southern Gas Networks PLC
0.818% due 10/21/2015	GBP	6,000	10,195

Total Capital International S.A.
0.793% due 08/10/2018		$1,100	1,111

Williams Partners LP
3.800% due 02/15/2015		5,000	5,097

			347,733

UTILITIES 5.5%

AT&T, Inc.
0.901% due 03/11/2019 (f)		24,622	24,809
2.375% due 11/27/2018 (f)		19,302	19,643
5.500% due 02/01/2018		11,550	13,096

E.ON International Finance BV
5.800% due 04/30/2018		2,000	2,285

Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,200	2,250

Plains All American Pipeline LP
6.500% due 05/01/2018		2,130	2,493

Telefonica Europe BV
6.500% due 09/18/2018 (e)	EUR	32,600	49,275

Verizon Communications, Inc.
1.761% due 09/15/2016 (f)		$20,000	20,562
3.650% due 09/14/2018 (f)		50,025	53,470

			187,883

Total Corporate Bonds & Notes (Cost $1,820,768)			1,869,278

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 0.8%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035		24,730	25,510

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		900	1,161

			26,671

FLORIDA 0.3%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043		7,520	7,743

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020		2,265	2,259

			10,002

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022		8,000	8,010

Total Municipal Bonds & Notes (Cost $43,994)			44,683

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. GOVERNMENT AGENCIES 16.6%

Fannie Mae
0.000% due 07/01/2031 - 02/25/2040 (b)	$10,637	$9,742
0.754% due 08/25/2022 (a)	20,685	827
1.000% due 01/25/2043	504	471
2.000% due 07/25/2042	787	674
2.310% due 08/01/2022	100	98
2.343% due 09/01/2034	76	80
2.446% due 04/01/2036	48	51
2.500% due 03/25/2033	2	2
2.500% due 08/25/2042 (f)	1,848	1,509
2.600% due 04/01/2023	9,829	9,740
2.650% due 03/01/2022 (f)	12,782	12,893
2.680% due 02/01/2022 (f)	14,907	14,913
2.780% due 07/01/2022 (f)	4,416	4,487
2.800% due 06/01/2022 (f)	4,834	4,909
2.820% due 06/01/2022 - 07/01/2022 (f)	10,160	10,326
2.840% due 07/01/2022 (f)	11,917	12,144
2.850% due 06/01/2022 (f)	3,620	3,718
2.950% due 05/01/2022 (f)	3,527	3,626
3.000% due 12/01/2021 (f)	4,053	4,184
3.000% due 03/25/2033 - 04/25/2043	10	10
3.300% due 10/01/2021 (f)	12,632	13,279
3.380% due 11/01/2021 (f)	6,570	6,935
3.480% due 09/01/2023 (f)	18,568	19,526
3.500% due 05/25/2042 (f)	1,422	1,452
3.500% due 06/25/2042 - 05/25/2043	617	638
3.510% due 08/01/2023	27,220	28,604
3.650% due 11/01/2021	5,664	6,065
3.660% due 02/01/2024 (f)	30,300	32,166
3.740% due 08/01/2023 (f)	15,500	16,539
3.880% due 12/01/2020 (f)	19,189	20,885
3.980% due 07/01/2021	12,013	13,091
4.000% due 12/25/2040 - 07/01/2042	1,740	1,762
4.000% due 05/25/2041 - 07/25/2042 (f)	27,205	28,329
4.330% due 04/01/2021	192	214
4.451% due 01/01/2021 (f)	21,979	24,713
4.498% due 09/25/2040 (a)	16,300	2,624
4.500% due 11/25/2035 - 03/25/2041	761	811
4.500% due 08/25/2040 - 04/25/2042 (f)	10,642	11,345
5.000% due 02/01/2033 - 06/01/2051	24,708	26,984
5.500% due 09/01/2026 - 08/01/2044	62,795	70,226
5.680% due 06/25/2037	278	302
5.848% due 09/25/2042 (a)	129,079	30,575
6.000% due 05/25/2031 - 07/01/2044	5,923	6,692
6.268% due 04/25/2040 (a)	423	55
6.500% due 08/25/2036	265	314
6.787% due 05/25/2042	527	508
7.048% due 05/25/2036 (a)	5,691	1,130
7.500% due 03/25/2034	466	564
20.566% due 01/25/2036	2,077	2,717
23.305% due 07/25/2023	36	57

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)	2,448	1,964
2.327% due 10/01/2036	12	13
2.365% due 11/01/2023	2	2
2.480% due 07/01/2036	80	85
2.550% due 12/01/2031	214	229

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.000% due 01/15/2043 - 02/15/2043		$8	$8
3.500% due 04/15/2041 - 04/15/2043		164	170
4.000% due 09/15/2039 - 04/15/2042		2,703	2,778
4.000% due 08/15/2041 - 06/15/2042 (f)		7,406	7,753
4.500% due 06/15/2027 - 08/15/2042		7,809	8,373
4.500% due 03/15/2041 - 03/15/2042 (f)		10,160	10,886
5.000% due 03/01/2033 - 05/15/2042		3,481	3,947
5.000% due 02/15/2038 - 07/15/2041 (f)		12,952	14,185
5.000% due 08/15/2039 (a)		1,110	145
5.250% due 03/15/2032 - 04/15/2033		284	317
5.500% due 08/15/2033 - 07/01/2044		7,313	8,276
5.500% due 08/15/2036 - 12/15/2036 (f)		5,344	5,914
6.000% due 10/15/2031 (f)		1,819	2,148
6.000% due 02/01/2033 - 08/01/2037		1,986	2,219
6.796% due 06/15/2042		3,032	2,477
9.597% due 01/15/2041		8,613	9,123
18.871% due 10/15/2023		471	669
19.245% due 05/15/2033		215	307

Ginnie Mae
3.500% due 12/20/2040		83	81
4.000% due 02/20/2041 - 04/20/2042		6,251	6,468
4.500% due 02/20/2038 - 12/20/2040		2,629	2,737
4.500% due 01/16/2040 (f)		1,351	1,405
4.750% due 01/20/2035		31	32
5.000% due 10/20/2034 - 08/01/2044		8,781	9,690
5.500% due 02/17/2033 - 07/20/2037		366	407
5.947% due 12/20/2035 (a)		6,000	1,449

Total U.S. Government Agencies (Cost $571,327)			567,763

U.S. TREASURY OBLIGATIONS 7.6%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023		2,465	2,456
0.375% due 07/15/2023 (h)		50,930	51,905

U.S. Treasury Notes
2.000% due 05/31/2021 (h)		75,000	74,426
2.500% due 05/15/2024 (f)		131,600	131,343

Total U.S. Treasury Obligations (Cost $257,142)			260,130

MORTGAGE-BACKED SECURITIES 13.7%

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		373	386

Adjustable Rate Mortgage Trust
2.445% due 01/25/2035		489	494
2.695% due 07/25/2035		1,902	1,883

Aggregator of Loans Backed by Assets
2.808% due 12/16/2042	GBP	8,447	14,765

American Home Mortgage Investment Trust
1.822% due 09/25/2045		$70	68
2.322% due 02/25/2045		1,455	1,472

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	107

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

ASG Resecuritization Trust
2.071% due 03/26/2037	$82	$82

Banc of America Alternative Loan Trust
5.500% due 12/25/2018	20	21
6.000% due 03/25/2034	37	38

Banc of America Funding Corp.
0.373% due 07/20/2036	41	39
0.403% due 05/20/2035	5,125	4,694
0.652% due 06/26/2035	743	713
2.651% due 02/20/2036	373	376
2.689% due 05/25/2035	67	69
2.840% due 12/20/2034	1,085	646
5.750% due 03/25/2036	2,428	2,409
5.750% due 07/20/2036	145	142

Banc of America Mortgage Trust
2.621% due 10/25/2034	1,671	1,670
2.680% due 02/25/2034	192	193

Banc of America Re-REMIC Trust
5.679% due 06/24/2050	5,688	6,169

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.891% due 07/10/2045	4,570	4,570

BCAP LLC Trust
2.615% due 11/26/2035	4,830	4,820
4.000% due 04/26/2037	3,518	3,605
4.590% due 01/27/2037	6,436	6,527
4.660% due 07/26/2037	1,239	1,099

Bear Stearns Adjustable Rate Mortgage Trust
2.284% due 04/25/2034	13	13
2.369% due 02/25/2036	824	832
2.625% due 01/25/2035	423	433
2.637% due 10/25/2034	292	265
2.666% due 11/25/2034	95	92
2.814% due 04/25/2034	138	134

Bear Stearns Alt-A Trust
0.692% due 08/25/2035	820	777
0.792% due 04/25/2034	91	89
2.429% due 06/25/2034	439	436

Bella Vista Mortgage Trust
0.753% due 01/22/2045	592	553

Chase Mortgage Finance Trust
2.576% due 02/25/2037	472	456

Citigroup Mortgage Loan Trust, Inc.
0.392% due 11/25/2036	2,700	2,428
2.200% due 09/25/2035	338	341
2.280% due 09/25/2035	218	219
2.500% due 05/25/2035	62	61
2.604% due 09/25/2034	196	200
2.610% due 08/25/2035	1,469	1,456
2.623% due 03/25/2034	647	654

Countrywide Alternative Loan Trust
1.603% due 01/25/2036	4,861	4,617
6.000% due 11/25/2034	129	133

Countrywide Home Loan Mortgage Pass-Through Trust
0.552% due 07/25/2018	312	306
0.552% due 08/25/2033	1,436	1,415
0.652% due 06/25/2018	1,448	1,434
0.692% due 02/25/2035	73	70
0.692% due 03/25/2035	390	373
2.687% due 12/25/2033	1,654	1,667
5.150% due 07/25/2033	160	164

Credit Suisse Commercial Mortgage Trust
5.448% due 01/15/2049	37	37

Credit Suisse First Boston Mortgage Securities Corp.
0.802% due 11/25/2031	61	53
2.227% due 06/25/2033	32	32
2.404% due 06/25/2034	287	285

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.743% due 11/25/2034		$124	$126
4.832% due 04/15/2037		2,000	2,044
5.500% due 12/25/2034		196	192

Credit Suisse Mortgage Capital Certificates
2.654% due 07/27/2036		136	137
2.695% due 04/26/2037		65	65
4.347% due 07/27/2037		61	61
5.509% due 04/15/2047		200	214
6.000% due 05/27/2036		92	92
7.989% due 10/27/2036		80	78

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.226% due 06/26/2035		907	923

Epic Opera Arlington Ltd.
0.778% due 07/28/2016	GBP	3,660	6,260

First Horizon Alternative Mortgage Securities Trust
2.197% due 09/25/2034		$315	311
2.208% due 06/25/2034		23	23
2.233% due 04/25/2035		2,261	2,271

First Horizon Mortgage Pass-Through Trust
2.625% due 12/25/2034		996	1,005
5.025% due 06/25/2035		538	525

GMAC Commercial Mortgage Asset Corp.
6.107% due 08/10/2052		27,855	29,178
6.240% due 10/10/2041		24,246	25,671

GMAC Mortgage Corp. Loan Trust
3.016% due 08/19/2034		89	88

Granite Master Issuer PLC
0.293% due 12/20/2054		11	11

Great Hall Mortgages PLC
0.353% due 03/18/2039	EUR	545	716
0.361% due 06/18/2039		$5,820	5,552
0.680% due 03/18/2039	GBP	6,478	10,665
0.690% due 06/18/2039		38,487	62,932
0.700% due 06/18/2038		8,410	13,798

Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$5,000	5,020
5.381% due 03/10/2039		2,207	2,243

GS Mortgage Securities Trust
4.761% due 07/10/2039		10,661	10,896

GSMPS Mortgage Loan Trust
0.502% due 03/25/2035		2,610	2,306

GSR Mortgage Loan Trust
0.452% due 04/25/2032		274	218
0.482% due 12/25/2034		88	81
0.492% due 12/25/2034		153	147
0.592% due 05/25/2035		28	26
1.850% due 05/25/2034		153	146
2.243% due 06/25/2034		1,012	985
2.484% due 06/25/2034		15	15
2.613% due 05/25/2035		86	81
2.646% due 04/25/2035		1,789	1,773
2.657% due 09/25/2035		401	405
2.696% due 09/25/2034		908	869
2.829% due 12/25/2034		1,134	1,034
2.834% due 01/25/2035		362	357

HarborView Mortgage Loan Trust
2.168% due 06/19/2034		386	388
2.491% due 05/19/2033		154	155
2.764% due 01/19/2035		2,679	2,666

HomeBanc Mortgage Trust
0.482% due 10/25/2035		5,892	5,349

Homestar Mortgage Acceptance Corp.
0.792% due 03/25/2034		120	117

Impac CMB Trust
0.672% due 04/25/2035		360	334
0.790% due 10/25/2033		9	9

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

IndyMac Mortgage Loan Trust
0.462% due 10/25/2036		$1,199	$920
1.012% due 08/25/2034		102	92
2.373% due 08/25/2034		115	115
5.057% due 08/25/2036		546	542

JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/12/2043		266	266
5.976% due 06/15/2049		344	344

JPMorgan Mortgage Trust
2.356% due 12/25/2034		528	542
2.504% due 06/25/2035		70	69
2.574% due 08/25/2034		645	646
2.607% due 07/25/2035		724	728
2.625% due 07/25/2035		129	131
2.769% due 09/25/2035		361	361
5.500% due 04/25/2036		2,818	2,879

JPMorgan Resecuritization Trust
1.850% due 01/26/2037		63	63
2.680% due 08/27/2037		94	95
2.938% due 01/27/2047		65	66
5.017% due 11/26/2035		1,376	1,353
5.629% due 07/27/2037		90	89
6.000% due 02/27/2037		243	251

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		1,951	2,018

Leek Finance PLC
0.833% due 12/21/2037	GBP	1,525	2,730

Lehman XS Trust
0.422% due 12/25/2035		$3,616	3,297
1.123% due 11/25/2035		189	176

Mall Funding PLC
1.208% due 04/22/2017	GBP	1,930	3,300

MASTR Adjustable Rate Mortgages Trust
2.126% due 09/25/2033		$622	624
2.523% due 03/25/2035		6,890	6,960
5.077% due 11/25/2034		752	767

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.632% due 06/15/2030		145	144

Merrill Lynch Mortgage Investors Trust
0.362% due 02/25/2036		719	665
0.402% due 11/25/2035		357	341
0.612% due 04/25/2029		129	125
0.612% due 03/25/2030		109	108
0.652% due 05/25/2029		388	387
0.710% due 01/25/2030		327	317
1.151% due 10/25/2035		712	683
1.822% due 03/25/2033		125	124
1.992% due 05/25/2029		63	65
2.125% due 04/25/2035		2,907	2,793
2.127% due 04/25/2029		617	617
2.139% due 02/25/2036		1,234	1,226
5.372% due 05/25/2036		9,520	9,489

Morgan Stanley Capital Trust
5.439% due 02/12/2044		5,054	5,080
5.610% due 04/15/2049		227	228
5.665% due 04/15/2049		27,362	29,929
5.773% due 04/12/2049		7,632	7,736

Morgan Stanley Dean Witter Capital, Inc. Trust
1.685% due 03/25/2033		674	651

Morgan Stanley Mortgage Loan Trust
0.422% due 09/25/2035		39	39
0.602% due 07/25/2034		215	212
5.496% due 01/25/2035		3,052	3,027

MortgageIT Trust
0.452% due 08/25/2035		399	382

108	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

RBSSP Resecuritization Trust
0.652% due 03/26/2036		$413	$402

Residential Accredit Loans, Inc. Trust
1.623% due 08/25/2035		3,233	2,906
2.294% due 04/25/2035		1,171	1,160
5.500% due 11/25/2034		6,936	7,043

Residential Asset Securitization Trust
0.702% due 08/25/2033		95	91

RMAC Securities PLC
0.685% due 06/12/2044	GBP	3,912	6,355

Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$378	401
5.331% due 02/16/2044		379	408
5.336% due 05/16/2047		400	428

Sequoia Mortgage Trust
0.423% due 01/20/2035		92	86
0.453% due 12/20/2034		482	470
0.473% due 11/20/2034		114	110
0.585% due 02/20/2035		3,478	3,395
0.615% due 01/20/2035		5,008	4,691
0.660% due 11/20/2034		2,102	1,939
0.873% due 11/22/2024		11	11
0.920% due 07/20/2034		2,757	2,724
0.935% due 02/20/2034		2,601	2,604
0.980% due 08/20/2034		1,576	1,599
1.053% due 12/20/2032		2,585	2,592
2.637% due 04/20/2035		284	284

Structured Adjustable Rate Mortgage Loan Trust
0.550% due 06/25/2035		176	177
2.443% due 07/25/2034		310	312
2.458% due 04/25/2034		270	271
2.467% due 02/25/2034		51	52
2.491% due 11/25/2034		6,552	6,659
2.508% due 03/25/2035		3,155	3,129
2.517% due 03/25/2034		148	149
2.522% due 02/25/2035		1,935	1,844

Structured Asset Mortgage Investments Trust
0.405% due 07/19/2035		981	955
0.485% due 10/19/2034		1,265	1,213
0.855% due 02/19/2035		203	193
0.995% due 02/19/2033		854	829
2.295% due 12/19/2034		2,382	2,416

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.218% due 01/25/2032		8	8
2.346% due 06/25/2033		52	53
2.359% due 01/25/2034		159	153
2.415% due 04/25/2033		46	47
2.808% due 11/25/2032		1,182	1,145

Structured Asset Securities Corp. Trust
5.500% due 05/25/2035		2,728	2,821

Thornburg Mortgage Securities Trust
0.692% due 03/25/2044		168	150
5.373% due 10/25/2046		9,781	10,068
5.750% due 06/25/2047		5,705	5,618
5.790% due 07/25/2036		449	456

Wachovia Bank Commercial Mortgage Trust
0.232% due 06/15/2020		2,345	2,331
0.329% due 06/15/2049		378	363
5.421% due 04/15/2047		648	649
5.928% due 06/15/2049		985	1,004

WaMu Mortgage Pass-Through Certificates Trust
0.422% due 07/25/2045		86	82
0.442% due 12/25/2045		72	66
0.462% due 01/25/2045		70	70
0.472% due 01/25/2045		742	714
0.472% due 07/25/2045		100	95
0.482% due 01/25/2045		4,811	4,738

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.512% due 01/25/2045		$686	$633
0.572% due 06/25/2044		257	242
0.578% due 10/25/2044		1,303	1,267
1.123% due 02/25/2046		119	113
1.290% due 11/25/2041		689	686
1.523% due 04/25/2044		61	60
1.688% due 11/25/2041		1,692	1,660
1.932% due 02/27/2034		115	115
2.358% due 12/25/2035		239	241
2.377% due 06/25/2034		226	231
2.397% due 01/25/2035		3,175	3,197
2.410% due 03/25/2035		300	302
2.433% due 10/25/2034		106	107

Wells Fargo Mortgage-Backed Securities Trust
2.490% due 01/25/2034		62	63
2.491% due 09/25/2033		191	194
2.491% due 12/25/2033		29	29
2.614% due 03/25/2035		974	1,000
2.614% due 06/25/2035		508	515
2.615% due 01/25/2035		573	574
2.615% due 06/25/2035		49	50
2.615% due 10/25/2035		455	460
5.588% due 04/25/2036		108	107
5.750% due 01/25/2036		375	395

Total Mortgage-Backed Securities (Cost $431,836)			470,095

ASSET-BACKED SECURITIES 7.3%

ACA CLO Ltd.
0.479% due 07/25/2018		3,427	3,422

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.200% due 10/25/2033		2,439	2,234
1.202% due 11/25/2034		9,353	8,846

Aquilae CLO PLC
0.637% due 01/17/2023	EUR	274	372

Asset-Backed Securities Corp. Home Equity Loan Trust
0.702% due 09/25/2034		$13	13
1.097% due 09/25/2034		5,055	4,672

Avoca CLO PLC
0.606% due 02/18/2022	EUR	912	1,242

Bear Stearns Asset-Backed Securities Trust
0.602% due 12/25/2042		$51	50
0.620% due 11/25/2035		4,925	4,394
0.642% due 07/25/2035		5,288	5,249
0.650% due 01/25/2036		617	616
1.052% due 11/25/2039		49	48
1.952% due 03/25/2043		112	105
2.252% due 03/25/2035		5,000	4,664

Berica Asset-Backed Security SRL
0.509% due 12/31/2055	EUR	3,200	4,316

Chase Funding Trust
0.892% due 10/25/2032		$53	50

Citibank Omni Master Trust
2.902% due 08/15/2018		450	451

Clavos Euro CDO Ltd.
0.907% due 04/18/2023	EUR	2,986	4,076

Countrywide Asset-Backed Certificates
0.332% due 09/25/2036		$2,035	1,983
0.502% due 05/25/2046		2,330	2,225
0.752% due 08/25/2035		4,395	4,332
0.852% due 12/25/2033		74	69
0.932% due 11/25/2034		37	36
1.000% due 04/25/2035		2,260	2,129

Credit Suisse First Boston Mortgage Securities Corp.
0.900% due 10/25/2032		48	41

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

EFS Volunteer LLC
1.030% due 07/26/2027		$837	$845

Ellington Loan Acquisition Trust
1.052% due 05/28/2037		11,410	11,199

Equity One Mortgage Pass-Through Trust
4.860% due 08/25/2033		181	180

First Franklin Mortgage Loan Asset-Backed Certificates
0.977% due 05/25/2034		6,680	6,167

First Franklin Mortgage Loan Trust
0.452% due 01/25/2036		5,000	4,745
0.512% due 10/25/2035		23,526	21,423
0.872% due 03/25/2035		750	725

GSAA Home Equity Trust
0.422% due 06/25/2035		166	158

Hyde Park CDO BV
0.583% due 06/14/2022	EUR	4,093	5,557

JPMorgan Mortgage Acquisition Corp.
0.342% due 05/25/2035		$1,968	1,895
0.442% due 05/25/2035		3,397	2,995

Lehman XS Trust
0.432% due 08/25/2035		247	242

Long Beach Mortgage Loan Trust
1.052% due 06/25/2035		7,263	6,538

Magi Funding PLC
0.677% due 04/11/2021	EUR	77	104

MASTR Asset-Backed Securities Trust
0.782% due 03/25/2035		$3,183	3,082

Mid-State Capital Corp. Trust
5.745% due 01/15/2040		640	688
5.787% due 10/15/2040		103	109
6.005% due 08/15/2037		57	60

Mid-State Trust
6.340% due 10/15/2036		8,224	8,703
7.340% due 07/01/2035		22	24

Morgan Stanley ABS Capital, Inc. Trust
0.917% due 07/25/2035		7,400	6,745
1.007% due 03/25/2034		1,075	1,007

New Century Home Equity Loan Trust
0.642% due 07/25/2035		4,100	3,931

Nomura Home Equity Loan, Inc.
0.742% due 09/25/2035		7,752	6,226

North Carolina State Education Assistance Authority
0.679% due 10/26/2020		49	49

Option One Mortgage Loan Trust
0.992% due 02/25/2033		43	40

Option One Mortgage Loan Trust Asset-Backed Certificates
0.752% due 04/25/2033		68	63

Origen Manufactured Housing Contract Trust
6.480% due 01/15/2037		60	64

Park Place Securities, Inc.
0.572% due 05/25/2035		3,092	3,025

Residential Asset Mortgage Products Trust
0.312% due 12/25/2036		4,549	4,254
0.542% due 02/25/2036		3,786	3,446
0.592% due 09/25/2035		2,726	2,599

Residential Asset Securities Corp. Trust
0.572% due 10/25/2035		2,200	1,836
0.582% due 10/25/2035		2,000	1,858
0.932% due 11/25/2034		83	82

Securitized Asset-Backed Receivables LLC Trust
0.442% due 12/25/2035		7,624	6,603

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	109

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

SLM Student Loan Trust
0.432% due 01/25/2041	EUR	10,000	$12,598
0.472% due 01/25/2040		16,800	20,124
0.512% due 09/15/2021		212	290
0.512% due 01/25/2024		3,500	4,729
0.792% due 12/15/2027		20,089	27,151

Soundview Home Loan Trust
0.947% due 04/25/2035		$2,562	2,414

Structured Asset Investment Loan Trust
0.642% due 08/25/2035		7,400	6,588

Structured Asset Securities Corp. Mortgage Loan Trust
0.550% due 05/25/2034		3	3

Trimaran CLO Ltd.
0.475% due 11/01/2018		2,567	2,559

Wood Street CLO BV
0.657% due 11/22/2021	EUR	1,084	1,472

Total Asset-Backed Securities (Cost $225,721)			250,830

SOVEREIGN ISSUES 22.4%

Autonomous Community of Andalusia
5.200% due 07/15/2019		8,000	12,671

Autonomous Community of Catalonia
1.445% due 10/22/2014	JPY	500,000	4,907
1.500% due 09/16/2014		300,000	2,958
2.125% due 10/01/2014	CHF	1,700	1,925
2.750% due 03/24/2016		200	228
4.300% due 11/15/2016	EUR	900	1,315
4.750% due 06/04/2018		900	1,370
4.950% due 02/11/2020		25,020	38,515

Autonomous Community of Madrid
4.200% due 09/24/2014		5,750	7,944

Autonomous Community of Valencia
4.375% due 07/16/2015		600	850

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,200	1,243

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	22,000	$9,198

Italy Buoni Poliennali Del Tesoro
2.500% due 05/01/2019	EUR	100,000	144,256
2.750% due 12/01/2015		114,000	161,090

Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		17,800	24,276

Italy Government International Bond Strips
0.000% due 03/27/2015		$6,625	6,595
0.000% due 09/27/2015		6,875	6,807

Mexico Government International Bond
3.500% due 12/14/2017 (d)	MXN	297,604	25,152
4.000% due 11/15/2040 (d)		33,352	2,912
5.000% due 06/16/2016 (d)		66,704	5,655

Province of British Columbia
2.650% due 09/22/2021 (f)		$25,000	25,441

Province of Ontario
2.100% due 09/08/2018	CAD	225,000	213,194
4.000% due 10/07/2019 (f)		$15,823	17,428

Province of Quebec
2.625% due 02/13/2023 (f)		25,000	24,389
3.500% due 07/29/2020 (f)		1,200	1,286
4.500% due 12/01/2018	CAD	25,000	25,999

Total Sovereign Issues (Cost $743,162)			767,604

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Ally Financial, Inc.
7.000% due 07/30/2014 (e)		4,600	4,635

Total Preferred Securities (Cost $4,402)			4,635

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.3%

Itau Unibanco Holding S.A.
1.419% due 10/31/2014		$10,000	$9,963

COMMERCIAL PAPER 0.1%

Ford Motor Credit Co. LLC
0.918% due 08/04/2014		4,600	4,596

SLOVENIA TREASURY BILLS 0.1%
0.529% due 10/16/2014	EUR	3,300	4,519

U.S. TREASURY BILLS 0.1%
0.053% due 11/06/2014 - 12/26/2014 (c)(h)		$4,882	4,881

Total Short-Term Instruments (Cost $23,881)			23,959

Total Investments in Securities (Cost $4,158,861)			4,295,676

Total Investments 125.2% (Cost $4,158,861)			$4,295,676

Financial Derivative Instruments (g) (0.4%) (Cost or Premiums, net $0)			(13,185)

Other Assets and Liabilities, net (24.8%)			(850,647)

Net Assets 100.0%			$3,431,844

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BCY	0.260%	06/23/2014	07/24/2014	$(87,343)	$(87,348)
BPG	0.330%	06/11/2014	07/11/2014	(28,038)	(28,043)
	0.330%	06/16/2014	07/16/2014	(56,891)	(56,899)
	0.330%	06/19/2014	07/08/2014	(66,737)	(66,744)
	0.330%	06/24/2014	07/10/2014	(38,811)	(38,814)
	0.330%	06/26/2014	07/11/2014	(11,874)	(11,875)
DEU	0.260%	06/10/2014	07/10/2014	(15,906)	(15,908)
	0.290%	06/20/2014	07/11/2014	(49,688)	(49,692)
	0.310%	06/10/2014	07/10/2014	(16,094)	(16,097)
MSC	0.220%	06/12/2014	07/11/2014	(109,778)	(109,791)

110	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
SOG	0.220%	07/02/2014	07/11/2014	$(69,155)	$(69,155)
	0.250%	06/25/2014	07/02/2014	(68,582)	(68,585)
UBS	0.320%	06/18/2014	07/18/2014	(31,991)	(31,995)
	0.350%	06/18/2014	07/18/2014	(28,785)	(28,789)
Total Reverse Repurchase Agreements					$(679,735)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
MSC	0.100%	06/30/2014	07/01/2014	$(96,551)	$(96,551)
Total Sale-Buyback Transactions					$(96,551)

(1)	The average amount of borrowings outstanding during the period ended June 30, 2014 was $632,356 at a weighted average interest rate of 0.064%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

(f)	Securities with an aggregate market value of $798,938 have been pledged as collateral under the terms of the following master agreements as of June 30, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$0	$(87,348)	$0	$0	$(87,348)	$90,071	$2,723
BPG	0	(202,375)	0	0	(202,375)	211,115	8,740
DEU	0	(81,697)	0	0	(81,697)	84,952	3,255
MSC	0	(109,791)	0	0	(109,791)	113,120	3,329
SOG	0	(137,740)	0	0	(137,740)	136,726	(1,014)
UBS	0	(60,784)	0	0	(60,784)	0	(60,784)
ULW	0	0	0	0	0	63,812	63,812

Master Securities Forward Transaction Agreement
BPG	0	0	0	0	0	(251)	(251)
MSC	0	0	(96,551)	0	(96,551)	96,212	(339)
Total Borrowings and Other Financing Transactions	$0	$(679,735)	$(96,551)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2014	GBP	157,280	$	264,545	$0	$(4,624)
	07/2014	$	69,538	EUR	51,179	541	0
	06/2015	EUR	20,880	$	28,389	0	(253)
	06/2016		58,878		80,612	0	(733)
BPS	07/2014		1,557		2,111	0	(21)
	07/2014	$	2,456	EUR	1,806	17	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	111

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2015	BRL	229	$	93	$0	$(3)
	06/2015	EUR	9,381		12,722	0	(146)
BRC	07/2014		8,054		10,948	0	(80)
	07/2014	GBP	6,023		10,221	0	(87)
	07/2014	JPY	195,300		1,915	0	(13)
	07/2014	$	55,634	EUR	41,001	509	0
	08/2014	CHF	1,902	$	2,164	18	0
	08/2014	EUR	5,486		7,493	0	(20)
	06/2015		12,039		16,356	0	(158)
	06/2016		11,049		15,193	0	(76)
CBK	07/2014		2,836		3,856	0	(27)
	07/2014	JPY	20,249,999		198,995	0	(897)
	07/2014	MXN	86,762		6,637	0	(40)
	07/2014	$	12,709	EUR	9,381	136	0
	09/2014	CAD	73,357	$	67,375	0	(1,241)
DUB	07/2014	EUR	491,138		668,913	0	(3,602)
	07/2014	$	8,409	EUR	6,201	83	0
	07/2014		273,406	GBP	160,873	1,912	0
	07/2014		201,552	JPY	20,445,299	267	0
	08/2014	GBP	159,380	$	270,797	0	(1,893)
	08/2014	JPY	20,445,299		201,597	0	(274)
	06/2016	EUR	6,201		8,490	0	(76)
FBF	07/2014	$	467,784	EUR	343,044	1,946	0
	08/2014	EUR	325,907	$	444,628	0	(1,693)
	04/2015	BRL	10,872		4,413	0	(161)
	06/2015	EUR	17,137		23,260	0	(248)
GLM	07/2014		9,200		12,554	0	(43)
	08/2014	MXN	182,483		13,853	0	(161)
	09/2014		139,287		10,680	4	0
HUS	07/2014	$	16,506	EUR	12,178	170	0
	04/2015	BRL	10,899	$	4,425	0	(160)
JPM	07/2014	EUR	25,083		34,032	0	(314)
	07/2014	$	4,121	GBP	2,430	37	0
	08/2014		13,576	EUR	9,985	98	0
MSC	07/2014		21,248		15,595	106	0
	06/2016	EUR	15,595	$	21,449	0	(96)
NAB	07/2014	$	62,462	EUR	45,964	477	0
	06/2015	EUR	23,639	$	32,095	0	(332)
	06/2016		33,844		46,470	0	(293)
RBC	08/2014	$	49,449	MXN	655,600	898	0
	09/2014	CAD	182,277	$	167,674	0	(2,823)
UAG	07/2014	$	15,589	EUR	11,519	184	0
Total Forward Foreign Currency Contracts						$7,403	$(20,588)

112	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2014:

(h)	Securities with an aggregate market value of $8,418 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2014.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$541	$0	$0	$541	$(5,610)	$0	$0	$(5,610)	$(5,069)	$3,408	$(1,661)
BPS	17	0	0	17	(170)	0	0	(170)	(153)	0	(153)
BRC	527	0	0	527	(434)	0	0	(434)	93	0	93
CBK	136	0	0	136	(2,205)	0	0	(2,205)	(2,069)	1,935	(134)
DUB	2,262	0	0	2,262	(5,845)	0	0	(5,845)	(3,583)	1,069	(2,514)
FBF	1,946	0	0	1,946	(2,102)	0	0	(2,102)	(156)	0	(156)
GLM	4	0	0	4	(204)	0	0	(204)	(200)	117	(83)
HUS	170	0	0	170	(160)	0	0	(160)	10	0	10
JPM	135	0	0	135	(314)	0	0	(314)	(179)	0	(179)
MSC	106	0	0	106	(96)	0	0	(96)	10	0	10
NAB	477	0	0	477	(625)	0	0	(625)	(148)	0	(148)
RBC	898	0	0	898	(2,823)	0	0	(2,823)	(1,925)	1,890	(35)
UAG	184	0	0	184	0	0	0	0	184	0	184
Total Over the Counter	$7,403	$0	$0	$7,403	$(20,588)	$0	$0	$(20,588)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,403	$0	$7,403

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,588	$0	$20,588

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(52,957)	$0	$(52,957)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,318)	$0	$(10,318)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	113

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$36,699	$0	$36,699
Corporate Bonds & Notes
Banking & Finance	0	1,326,788	6,874	1,333,662
Industrials	0	315,078	32,655	347,733
Utilities	0	187,883	0	187,883
Municipal Bonds & Notes
California	0	26,671	0	26,671
Florida	0	10,002	0	10,002
South Dakota	0	8,010	0	8,010
U.S. Government Agencies	0	567,763	0	567,763
U.S. Treasury Obligations	0	260,130	0	260,130
Mortgage-Backed Securities	0	433,077	37,018	470,095
Asset-Backed Securities	0	250,830	0	250,830
Sovereign Issues	0	767,604	0	767,604
Preferred Securities
Banking & Finance	0	4,635	0	4,635
Short-Term Instruments
Certificates of Deposit	0	9,963	0	9,963
Commercial Paper	0	4,596	0	4,596
Slovenia Treasury Bills	0	4,519	0	4,519
U.S. Treasury Bills	0	4,881	0	4,881
Total Investments	$0	$4,219,129	$76,547	$4,295,676

Financial Derivative Instruments - Assets
Over the counter	$0	$7,403	$0	$7,403

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(20,588)	$0	$(20,588)
Totals	$0	$4,205,944	$76,547	$4,282,491

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2014:

Category and Subcategory	Beginning Balance at 06/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$27,208	$6,924	$(28,439)	$(17)	$940	$258	$0	$0	$6,874	$(40)
Industrials	49,455	0	(17,949)	13	(1,901)	3,037	0	0	32,655	1,322
Mortgage-Backed Securities	0	37,655	(739)	1	8	93	0	0	37,018	93
Totals	$76,663	$44,579	$(47,127)	$(3)	$(953)	$3,388	$0	$0	$76,547	$1,375

114	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$6,874	Benchmark Pricing	Base Price	138.61
Industrials	32,655	Benchmark Pricing	Base Price	89.02
Mortgage-Backed Securities	37,018	Benchmark Pricing	Base Price	100.00 - 105.85
Total	$76,547

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2014	115

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to twenty-one funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ Distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

116	PIMCO ETF TRUST

June 30, 2014

(c) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Exchange-Traded Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Exchange-Traded Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. Dividends and distributions cannot be automatically reinvested in additional shares of a Fund.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include tax events such as wash sales losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Equalization Effective July 1, 2013, each Fund no longer follows the accounting practice known as “Equalization” under which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of the distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result of this change, the two line items have been removed from the Statements of Changes in Net Assets (“Net Equalization Credit and (Charges)” and “Net Income Equalization”) for the period ended June 30, 2014, and the Statements of Changes in Net Assets for the prior period have been retrospectively adjusted to reflect this change. There is no impact to the net assets, results of operations or financial highlights for each of the periods presented. Management considers the accounting principle change as insignificant and the Statement of Changes in Net Assets change to be more useful to shareholders.
(e) New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective for interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and Note 7, Principal Risks for additional details.

In June 2013, the FASB issued an ASU providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. The PIMCO Diversified Income Exchange-Traded Fund and PIMCO Low Duration Exchange-Traded Fund have adopted the ASU for the fiscal year ended June 30, 2014 as it follows the investment company reporting requirements under U.S. GAAP and did not have an impact on the Fund’s financial statements. At this time, management is evaluating the ASU to determine whether it will impact the financial statements for the following funds: PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 3—7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Exchange-Traded Fund, PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund, PIMCO Build America Bond Strategy Exchange-Traded Fund, PIMCO Enhanced Short Maturity Strategy Exchange-Traded Fund, PIMCO Foreign Currency Strategy Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Strategy Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Strategy Exchange-Traded Fund, PIMCO Short Term Municipal Bond Strategy Exchange-Traded Fund and PIMCO Total Return Exchange-Traded Fund.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	JUNE 30, 2014	117

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE Arca is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the investment manager (the “Manager”). The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

118	PIMCO ETF TRUST

June 30, 2014

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c)	Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the

ANNUAL REPORT	JUNE 30, 2014	119

Notes to Financial Statements (Cont.)

underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restriction on redemptions where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks

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and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC

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Notes to Financial Statements (Cont.)

issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund and PIMCO Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund and PIMCO Money Market Fund are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2014, (amounts in thousands):

Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2014	Dividend Income
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$3,038	$(3,038)	$0	$0	$0	$0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	3,867	(3,867)	0	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	51,215	337,420	(318,026)	0	0	70,609	6
PIMCO Investment Grade Corporate Bond Index Fund	0	3,133	(3,133)	0	0	0	0
PIMCO Enhanced Short Maturity Strategy Exchange-Traded Fund	0	28,335	(28,335)	0	0	0	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the

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counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. The Fund will then invest the cash collateral received in the PIMCO Government Money Market Fund or PIMCO Money Market Fund (see table below for designations), and records a liability for the return of the collateral, during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Australia Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Canada Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Germany Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Enhanced Short Maturity Exchange-Traded Fund	PIMCO Money Market Fund

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

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(b) Futures Contracts Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

(d) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform

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or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on credit indices issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

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Notes to Financial Statements (Cont.)

Market Risks A Fund’s investments in fixed income securities expose the Fund to various risks such as but not limited to, market trading, interest rate, foreign currency, equity, management and tracking error and indexing risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact the Fund’s performance and/or ability to achieve its investment objective.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of

Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The

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Notes to Financial Statements (Cont.)

market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at the annual rate based on average daily net assets (the “Management Fee”). The Management Fee for each Fund is charged at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Australia Bond Index Exchange-Traded Fund	0.45%
PIMCO Canada Bond Index Exchange-Traded Fund	0.45%
PIMCO Germany Bond Index Exchange-Traded Fund	0.45%
PIMCO Build America Bond Exchange-Traded Fund	0.45%
PIMCO Diversified Income Exchange-Traded Fund	0.85%
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0.35%
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	0.35%
PIMCO Low Duration Exchange-Traded Fund	0.55%
PIMCO Short Term Municipal Bond Exchange-Traded Fund	0.35%
PIMCO Total Return Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2014 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organization expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, until October 31, 2014, to waive a portion of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid

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to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2014, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, if any, exceed 0.0049% of that Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2014, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$11
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	2
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	9
PIMCO Australia Bond Index Exchange-Traded Fund	36
PIMCO Canada Bond Index Exchange-Traded Fund	40
PIMCO Germany Bond Index Exchange-Traded Fund	29
PIMCO Diversified Income Exchange-Traded Fund	35
PIMCO Foreign Currency Strategy Exchange-Traded Fund	53
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	68
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	1
PIMCO Low Duration Bond Exchange-Traded Fund	29
PIMCO Short Term Municipal Bond Exchange-Traded Fund	2

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	$130,050	$98,638
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	2,932
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	211,106	23,295
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	8,246	5,495
PIMCO Build America Bond Exchange-Traded Fund	3,880	2,963
PIMCO Diversified Income Exchange-Traded Fund	3,846	7,644
PIMCO Enhanced Short Maturity Exchange-Traded Fund	840,609	2,844,870
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	2,447	108
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	3,609	5,256
PIMCO Low Duration Exchange-Traded Fund	19,230	2,027
PIMCO Short Term Municipal Bond Exchange-Traded Fund	16,580	0
PIMCO Total Return Exchange-Traded Fund	346,966	1,137,482

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$80,475	$78,997	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	6,111	6,144	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	22,066	21,230	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	14,275	17,095	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	430,494	416,794	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	37,075	37,514	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11,747	11,155	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	136,453	121,404	1,076,742	868,897
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	5,205	5,307	58,652	23,216
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	11,287	27,051
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	3,640	17,605
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	1,516	1,407
PIMCO Build America Bond Exchange-Traded Fund	2,702	2,102	11,648	20,207
PIMCO Diversified Income Exchange-Traded Fund	1,400	1,200	60,231	20,572
PIMCO Enhanced Short Maturity Exchange-Traded Fund	3,065,333	3,580,356	3,880,244	2,784,911
PIMCO Foreign Currency Strategy Exchange-Traded Fund	800	1,903	1,815	91
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	19,155	27,735	103,035	72,245
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	3,700	3,701	42,219	22,302
PIMCO Low Duration Exchange-Traded Fund	2,242,400	2,209,298	135,302	27,042
PIMCO Short Term Municipal Bond Exchange-Traded Fund	5,002	4,402	51,043	25,593
PIMCO Total Return Exchange-Traded Fund	24,767,047	26,925,937	2,692,103	995,340

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

	Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
All Funds (except PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund and PIMCO Germany Bond Index Exchange-Traded Fund)	$500	3.00%	2.00%
PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund and PIMCO Germany Bond Index Exchange-Traded Fund	$1,000	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

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13. INVESTMENT TRANSACTIONS

For the period ended June 30, 2014, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$45,271	$48,009
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	7,764	15,656
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	109,602	48,322
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	112,586	117,299
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	427,336	153,153
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,008	41,965
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	59,876	27,452
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,734,909	267,765
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	30,208	10,119
PIMCO Canada Bond Index Exchange-Traded Fund	0	9,466

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral (5)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$57	$69	$166	$(76)	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	9	68	(62)	(46)	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	164	0	532	(478)	(184)	(309)	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	628	0	(3,051)	(13,048)	(5,366)	(12,420)	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	4,457	0	4,936	(3,792)	(1,718)	(268)	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	518	0	(4,042)	(378)	(7,929)	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	375	0	(677)	(522)	(379)	(156)	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	31,945	6,072	68,676	(14,877)	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	759	8	7,659	(624)	0	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	0	(668)	(64)	(29)	(151)	(870)
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	0	(996)	(77)	0	0	(544)
PIMCO Germany Bond Index Exchange-Traded Fund	0	30	17	197	(23)	0	0	0
PIMCO Build America Bond Exchange-Traded Fund	0	75	0	1,491	(564)	(948)	(419)	0
PIMCO Diversified Income Exchange-Traded Fund	0	525	0	1,333	(201)	0	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	5,369	505	8,011	(2,264)	0	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	0	0	181	(226)	(299)	0	(192)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	6,144	0	(2,718)	(4,502)	(1,700)	(395)	0

ANNUAL REPORT	JUNE 30, 2014	131

Notes to Financial Statements (Cont.)

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral (5)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	$288	$0	$0	$5,371	$(358)	$(1,819)	$(29)	$0
PIMCO Low Duration Exchange-Traded Fund	0	145	0	207	(91)	0	0	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	76	0	0	424	(94)	(182)	0	0
PIMCO Total Return Exchange-Traded Fund	0	10,919	0	135,638	(23,545)	(56,372)	(33,208)	0

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through June 30, 2014 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through June 30, 2014 and Ordinary losses realized during the period January 1, 2014 through June 30, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration Year of Accumulated Capital Losses (amounts in thousands)
	2015	2016	2017	2018	2019	2020	2021
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0	$0	$0	$0	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	0	0	0	363	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Build America Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Diversified Income Exchange-Traded Fund	0	0	0	0	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Low Duration Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	0	0	0	0	0	0	0
PIMCO Total Return Exchange-Traded Fund	0	0	0	0	0	0	0

132	PIMCO ETF TRUST

June 30, 2014

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new losses for an unlimited period. Additionally, such capital losses that are carried over retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of June 30, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	41	143
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	4,932	71
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,718	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,847	4,082
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	301	78
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Australia Bond Index Exchange-Traded Fund	29	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	0
PIMCO Build America Bond Exchange-Traded Fund	889	59
PIMCO Diversified Income Exchange-Traded Fund	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	119	180
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,700	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	1,147	672
PIMCO Low Duration Exchange-Traded Fund	0	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	182	0
PIMCO Total Return Exchange-Traded Fund	43,673	12,699

As of June 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$127,160	$189	$(23)	$166
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	13,316	42	(104)	(62)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	72,980	560	(27)	533
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	80,547	1,241	(4,292)	(3,051)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,325,747	6,120	(1,183)	4,937
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	73,217	356	(4,398)	(4,042)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	107,142	223	(900)	(677)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	5,070,737	86,337	(25,164)	61,173
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	189,656	8,072	(413)	7,659
PIMCO Australia Bond Index Exchange-Traded Fund	23,527	349	(1,023)	(674)
PIMCO Canada Bond Index Exchange-Traded Fund	18,229	62	(1,068)	(1,006)
PIMCO Germany Bond Index Exchange-Traded Fund	2,985	198	(1)	197
PIMCO Build America Bond Exchange-Traded Fund	21,908	1,531	(40)	1,491
PIMCO Diversified Income Exchange-Traded Fund	42,034	1,366	(34)	1,332
PIMCO Enhanced Short Maturity Exchange-Traded Fund	3,852,465	12,209	(4,198)	8,011
PIMCO Foreign Currency Strategy Exchange-Traded Fund	21,126	174	(17)	157
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	154,876	3,817	(6,575)	(2,758)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	205,944	5,854	(483)	5,371
PIMCO Low Duration Exchange-Traded Fund	159,494	277	(72)	205
PIMCO Short Term Municipal Bond Exchange-Traded Fund	76,300	512	(87)	425
PIMCO Total Return Exchange-Traded Fund	4,160,204	148,821	(13,349)	135,472

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and straddle loss deferral on foreign currency contracts for federal income tax purposes.

ANNUAL REPORT	JUNE 30, 2014	133

Notes to Financial Statements (Cont.)

June 30, 2014

For the fiscal years ended June 30, 2014 and June 30, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2014				June 30, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$408	$68	$0	$0	$400	$345	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	183	41	0	0	308	148	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0	891	0	0	0	346	132	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	2,765	0	0	0	3,075	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	7,653	0	0	0	1,381	552	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	1,698	0	0	0	819	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	933	0	0	0	681	10	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	176,989	1,839	0	0	50,883	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	8,243	3,451	0	0	8,400	307	0
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	0	0	0	1,268	34	16
PIMCO Canada Bond Index Exchange-Traded Fund	0	214	19	0	0	669	0	0
PIMCO Germany Bond Index Exchange-Traded Fund	0	39	4	0	0	22	3	0
PIMCO Build America Bond Exchange-Traded Fund	0	903	868	0	0	2,272	563	0
PIMCO Diversified Income Exchange-Traded Fund	0	568	0	0	0	0	0	0
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0	31,339	1,042	0	0	21,767	0	0
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	0	0	0	0	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	1,337	25	0	0	1,002	0	0
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	4,020	6	0	0	4,404	175	93	0
PIMCO Low Duration Exchange-Traded Fund	0	138	0	0	0	0	0	0
PIMCO Short Term Municipal Bond Exchange-Traded Fund	332	0	0	0	498	0	5	0
PIMCO Total Return Exchange-Traded Fund	0	75,855	0	0	0	114,863	0	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

Portion of distributions made that represents a tax return of capital. Return of capital distribution have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

On August 13, 2014, the Board approved the liquidation of PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund and PIMCO Build America Bond Index Exchange-Traded Fund. The liquidation of the Funds is expected to occur later this calendar year.

134	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the PIMCO ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund, PIMCO Build America Bond Exchange-Traded Fund, PIMCO Diversified Income Exchange-Traded Fund, PIMCO Enhanced Short Maturity Exchange-Traded Fund, PIMCO Foreign Currency Strategy Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Exchange-Traded Fund, PIMCO Low Duration Exchange-Traded Fund, PIMCO Short Term Municipal Bond Exchange-Traded Fund, and PIMCO Total Return Exchange-Traded Fund (constituting PIMCO ETF Trust, hereafter referred to as the “Funds”) at June 30, 2014, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 15, 2014

ANNUAL REPORT	JUNE 30, 2014	135

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
BOA	Bank of America N.A.	FBF	Credit Suisse International	SOG	Societe Generale
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	UBS	UBS Securities LLC
BSN	Bank of Nova Scotia	MSC	Morgan Stanley & Co., Inc.	ULW	UBS Ltd.
CBK	Citibank N.A.	NAB	National Australia Bank Ltd.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	TRY	Turkish New Lira
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro	MYR	Malaysian Ringgit

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	BABs	Build America Bonds	JSC	Joint Stock Company
ADR	American Depositary Receipt	FDIC	Federal Deposit Insurance Corp.	PIK	Payment-in-Kind
ALT	Alternate Loan Trust

136	PIMCO ETF TRUST

Federal Income Tax Information

(Unaudited)

Exempt Interest Dividends. Pursuant to Section 852(b)(5) of the Internal Revenue Code, the Funds below designated the following percentages of income dividends paid as exempt interest dividends for the fiscal year ended June 30, 2014:

PIMCO Intermediate Municipal Bond Exchange-Traded Fund	100%
PIMCO Short-Term Municipal Bond Exchange-Traded Fund	100%

Long Term Capital Gains Designations. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the following amounts as capital gains dividends for the fiscal year ended June 30, 2013:

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$68,044
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	40,503
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,839,292
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	3,451,054
PIMCO Canada Bond Index Exchange-Traded Fund	19,180
PIMCO Build America Bond Exchange-Traded Fund	867,611
PIMCO Germany Bond Index Exchange-Traded Fund	3,621
PIMCO Enhanced Short Maturity Exchange-Traded Fund	1,042,308
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	25,241

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2014 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest -related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2014 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Qualified Interest Income	Qualified Short-Term Capital Gain
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$406,410	$1,484
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	183,233	—
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	891,270	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	—	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	7,652,700	—
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,345,524	—
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	772,147	—
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	170,299,000	6,689,823
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	5,511,750	2,731,015
PIMCO Australia Bond Index Exchange-Traded Fund	—	—
PIMCO Canada Bond Index Exchange-Traded Fund	—	2,718
PIMCO Germany Bond Index Exchange-Traded Fund	—	—
PIMCO Build America Bond Exchange-Traded Fund	902,920	—
PIMCO Diversified Income Exchange-Traded Fund	567,600	—
PIMCO Enhanced Short Maturity Exchange-Traded Fund	26,776,670	4,561,548
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	298,663	405,508
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	42,354	—
PIMCO Low Duration Exchange-Traded Fund	137,930	—
PIMCO Short Term Municipal Bond Exchange-Traded Fund	13,031	—
PIMCO Total Return Exchange-Traded Fund	60,989,050	14,865,876

ANNUAL REPORT	JUNE 30, 2014	137

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	175	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present)

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	175	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	167	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

138	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO (since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Donald W. Suskind (1973) Vice President	05/2009 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	JUNE 30, 2014	139

Privacy Policy

(Unaudited)

The Funds1 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

140	PIMCO ETF TRUST

Approval of Investment Management Agreement

(Unaudited)

Approval of the Investment Management Agreement for the PIMCO Diversified Income Exchange-Traded Fund and PIMCO Low Duration Exchange-Traded Fund

On February 25, 2013, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Trust’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO Diversified Income Exchange-Traded Fund and PIMCO Low Duration Exchange-Traded Fund (each a “New Fund” and collectively, the “New Funds”) for an initial two-year term. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each New Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreement are described below.

1.	INFORMATION RECEIVED

(a) Materials Reviewed: The Trustees received a wide variety of materials relating to the services proposed to be provided by PIMCO, both in connection with the New Funds’ meeting and the August 13-14, 2012 meeting at which the Trustees considered the renewal of the Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO.1 In considering whether or not to approve the Agreement, the Board also reviewed comparative industry data with regard to fees and expenses of funds with investment objectives and policies similar to those of the New Fund.2 The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board.3 The Board also reviewed information about the personnel who would be providing investment management services and supervisory and administrative services to the New Fund.4

(b) Review Process: In connection with the approval of the Agreement, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an

1 Memorandum from Pacific Investment Management Company LLC to PIMCO ETF Trust Board of Trustees regarding Approval of the Investment Management Agreement (February 13, 2013) (the “Proposal Memorandum”).

2 Lipper Comparative Fund Analysis included in the materials provided to the Board in connection with the Organizational Meeting of the Board of PIMCO ETF Trust held on February 25, 2013 (“Lipper Report”).

3 Memorandum from Dechert LLP to the Trustees of the PIMCO ETF Trust, regarding Duties and Standards of Review in Connection with the Approval of the Investment Management Agreement (February 5, 2013) (the “Gartenberg Memo”).

4 Proposal Memorandum.

independent provider of investment company performance and fee and expense data.5 The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel.6 The Board also heard oral presentations on matters related to the Agreement.7 The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management.8 The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting.9 The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.10 The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the New Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the New Funds’ investments and those of other accounts.11 Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreement are likely to benefit the New Funds and their shareholders.

(b) Other Services: The Board considered the nature, extent, and quality of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreement. The Board

5 Lipper Report.

6 Gartenberg Memo.

7 Minutes of the Organizational Meeting of the Board of Trustees of PIMCO ETF Trust held on February 25, 2013 (the “Organizational Minutes”).

8 Id.

9 Id.

10 Id.

11 Id.

ANNUAL REPORT	JUNE 30, 2014	141

Approval of Investment Management Agreement (Cont.)

considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.12 Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreement was considered, the Trustees did not receive nor consider investment performance information for the New Funds.

4.	MANAGEMENT FEE AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing the management fee for each New Fund, it considers a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds.13 Fees proposed for the New Funds for investment management services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed management fee and estimated total expenses of each New Fund (as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds.14 With respect to the management fee, the Board reviewed data from Lipper that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.15 The Board compared each New Fund’s estimated total expenses to other funds in the Lipper Expense Group, and found the New Fund’s estimated total expenses to be reasonable.16

The Board considered the management fees charged to other products managed by PIMCO with investment strategies similar to each New Fund’s investment strategies.17 The Board also considered each New Fund’s unified fee structure, under which the New Fund would pay for the advisory and supervisory and administrative services it requires for a unified fee, and in return, PIMCO would provide or procure such services and bear the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs of qualifying and listing New Fund shares with any securities exchange or other trading system.18 The Board considered

12 Id.

13 Organizational Minutes.

14 Proposal Memorandum; Lipper Report.

15 Id.

16 Id.

17 Organizational Minutes.

18 Id.

that the unified fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the New Funds.19 The Board concluded that each New Fund’s proposed fees were reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on fund fees that would be beneficial to the New Fund and its shareholders.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each New Fund by waiving a portion of its management fee or reimbursing the New Fund, to the extent that any organizational expenses and the pro rata share of the Trustees’ fees attributable to the New Fund exceeds 0.49 basis points in any year.20

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the management fee to be charged by PIMCO, as well as the estimated total expenses of each New Fund, are reasonable and approval of the Agreement would likely benefit the New Fund and its shareholders.

5.	ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

With respect to potential economies of scale, the Board noted that the unified fee structure implicitly reflects economies of scale by fixing the absolute level of fees for each New Fund at competitive levels, in effect, setting the fees as if each New Fund was already at scale.21

The Board concluded that each New Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Fund, to the benefit of New Fund shareholders.

6.	ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust.22 The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.23

19 Id.

20 Term sheet for New Fund in Proposal Memorandum.

21 Organizational Minutes.

22 Section E.8 of Renewal Proposal Memorandum.

23 Exhibit 7 of Supplemental 15(c) Materials.

142	PIMCO ETF TRUST

(Unaudited)

7.	CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to each New Fund by PIMCO supported the approval of the Agreement. The Board concluded that the Agreement was fair and reasonable to each New Fund and its shareholders, that the New Fund’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the New Fund, and that the approval of the Agreement was in the best interests of the New Fund and its shareholders.

ANNUAL REPORT	JUNE 30, 2014	143

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

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ETF3001AR_063014

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)     The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a) Fiscal Year Ended	Audit Fees
	June 30, 2014	$467,556
	June 30, 2013	$438,780

	(b) Fiscal Year Ended	Audit-Related Fees
	June 30, 2014	$412,340
	June 30, 2013	$4,500

	(c) Fiscal Year Ended	Tax Fees(1)
	June 30, 2014	—
	June 30, 2013	—

	(d) Fiscal Year Ended	All Other Fees(2)
	June 30, 2014	—
	June 30, 2013	—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)     Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)      Not applicable.

g)

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2014	June 30, 2013
PIMCO ETF Trust	$412,340	$4,500
Pacific Investment Management Company LLC (“PIMCO”)	6,674,889	5,051,773
Allianz Global Investors Fund Management LLC	1,210,657	650,655
Allianz Asset Management of America L.P.	4,621,625	4,771,197

Totals	$12,511,671	$10,484,125

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: August 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: August 26, 2014